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Dear American Odyssey Funds Shareholders:

The U.S. equity markets closed the first half of the year on a negative note. Most of the equity indices declined during the second quarter of 2000 as investors rotated out of the growth and high tech segments of the market. The period was also marked by a continued up-trend in market volatility. The U.S. fixed income market followed a strong first quarter of 2000 with moderate performance in the second quarter. The global economy was characterized by strong growth, improving economic prospects and a growing concern about inflation. The possibility of a slower growing U.S. economy was viewed as especially troubling to the rest of the world.

During the first half of 2000 a number of enhancements were made to the management of the American Odyssey Funds. The Emerging Opportunities Fund added a subadviser, State Street Global Advisors, during the second quarter. The Emerging Opportunities Fund continued its solid performance, outperforming its benchmark, the Russell 2500 index, by 517 basis points year-to-date. The International Equity Fund continued to deliver superior performance finishing 409 basis points ahead of its benchmark, the Morgan Stanley Capital International EAFE Index. The Long-Term Bond Fund managed to post a 3.98% return versus 4.16% for the Salomon Core +5 Index. Affected by the underperformance in the high yield sector, the Global High-Yield Bond Fund trailed its composite benchmark (75% CS First Boston High Yield and 25% JP Morgan EMB Plus Index) by 1.36% for the first two quarters of 2000. The Intermediate-Term Bond Fund underperformed the Lehman Brothers Government/Credit Index (formerly Corporate Intermediate Bond Index), returning 2.39% versus 3.21% for the benchmark. The Core Equity Fund underperformed its benchmark, down 7.36% versus the S&P 500's negative 0.42%. During the second quarter of 2000, the Core Equity Fund added two subadvisers to further diversify the fund. Putnam, a growth manager, and SSgA, an index manager, each will prospectively manage one third of the Fund.

Assets remained level for the first half of year 2000, ending with more than $1.7 billion in retirement assets for over 140,000 plan participants.

American Odyssey Fund Management LLC's commitment to be competitive over the long-term and with a clear objective of delivering value to our participants will remain.

We thank you for your lasting confidence.

                                   Very truly yours,

                                   ROBERT C. DUGHI
                                   CHAIRMAN OF THE BOARD AND PRESIDENT
                                   AMERICAN ODYSSEY FUNDS MANAGEMENT LLC

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                  AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND

PERFORMANCE:

       The Fund underperformed its blended benchmark, 75% CS First Boston High Yield Index and 25% J.P. Morgan Emerging Markets Bond Index Plus, in the first half of 2000, falling 0.1% while the benchmark gained 1.0%. We attribute this to unfavorable relative returns in the portfolio's domestic high yield portion during the second quarter. High yield lost ground due to our defensive-minded decision to hold cash reserves at higher levels than usual in June, as well as some of our industry weightings compared to those of the broad high yield market.

       The Fund's emerging markets portion fared better, mainly due to our comparatively high exposure to Russia which, by far, was the world's strongest bond market in the first half of the year-and a number of other nations in Central and Eastern Europe.

OUTLOOK:

       We are cautious about high yield in the near term, based on our belief that it is too soon to determine whether the Fed's policy of aggressively raising interest rates has slowed U.S. economic growth down to a more reasonable pace. Longer-term, we believe that high yield valuations remain attractive on an historical and relative basis, and are likely to attract investors increasingly disenchanted with lower-return/higher-risk prospects for equities in the next few months.

       Regarding emerging markets, we find their fundamentals very encouraging, but are also concerned that a variety of U.S.-related issues may serve to maintain downward pressure on debt prices. As with high yield, therefore, we are cautious on emerging markets at the moment with a more positive view going forward.

STRATEGY:

       Our core approach to the portfolio's high yield portion, which is to most heavily favor the telecommunications, cable/media and gaming industries, is unchanged. We are also avoiding interest-rate-sensitive industries such as homebuilders and textiles, and those with rising cost structures and low pricing power. In emerging markets, we are maintaining a fairly defensive approach that emphasizes bonds with relatively short maturities, healthy cash reserves and a focus on Russia and other Central/Eastern European markets.

ASSET ALLOCATION:

       Asset allocation remains in line with the Fund's blended benchmark, which invests 75% in high yield and the remaining 25% in emerging markets. We expect to put some of our current cash reserves back to work as appropriate.

CREDIT SUISSE ASSET MANAGEMENT LLC
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND

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                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

       For the first 6 months of 2000 the American Odyssey International Equity Fund recorded a NAV performance of 0.14% against the MSCI EAFE Index return of -3.95%. This represents an outperformance by the Fund of 409 basis points.

       Over the first half of the year, the stocks in our Healthcare Needs theme have been the best performers within the portfolio. Expectations of further industry consolidation and positive earnings and growth news saw the share price of Aventis and Takeda Chemical rise in particular. Takeda was helped by news that its tie-up with Celera Genomics will give it access to Celera's proprietary information about the human genome to develop new drugs. In a similar strategic move, Aventis's alliance with Millennium Pharmaceuticals will give it access to what are viewed as Millennium's cutting edge gene research tools.

       After a difficult start to the year, when rising interest rates were the primary cause of the negative returns, stocks in our Growth in Financial Services theme performed very well during the second quarter. ING's expansion in the US and expectations of further acquisitions on a global basis were the primary drivers of the stock's recovery. There had been a concern in certain quarters over their execution of an effective global strategy, but management seems now to have convinced the market in this regard.

       We have also seen stocks in our Restructuring Opportunities theme perform well. The best performer was NEC. The share price has risen on the back of rising global demand for chips. In addition, quicker decision-making among senior managers at Japan's largest maker of personal computers and microchips will lead to higher profit. The company has also announced that it will make available 600 billion Yen (approx. $5.6 billion) for global acquisitions over the next 3 years.

       After being the dominant driver of the portfolio's performance in the first quarter when corporate activity and superior growth prospects led to significant investment in the sector, most of the stocks in our Growth in Telecommunications theme ended up with negative returns for the first 6 months due to the move out of TMT stocks in the second quarter. Vodafone Group Plc, which is the biggest holding in the portfolio, is a prime example of this. After acquiring Mannesmann, the company became the largest cellular operator in the world, and given the likelihood of mobile penetration rates growing and its global presence, the company is well placed to benefit from what is likely to be one of the fastest growing sectors in the coming years. The stock's performance over the past year has been excellent and after adding to performance in the first quarter, the stock's performance fell back significantly in the second quarter.

OUTLOOK:

       Rising interest rates across the world, excluding Japan, are putting additional pressures on already stretched valuations in many stocks. This was particularly evident in the technology area over

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the second quarter. The decline in share prices was largely concentrated in those stocks, which are or have been at extremely high valuations relative to their earnings, if indeed they have earnings at all. This environment has led to a return--in the short term at least--to value-orientated investment decisions as investors look to the fundamentals of companies.

       Nevertheless, across the globe, technology stocks showed signs of recovery and by the beginning of July, the ultimate bellwether for tech stocks, the NASDAQ composite, had clawed its way above the 4,000 level and the immediate crisis of confidence appears to be over. Having said that, there is now a greater degree of reality in investor perceptions about the technology, media and telecom (TMT) sectors. A series of profit warnings from high-profile technology companies and some aborted IPOs have emphasized the fact that not everybody will be a winner in the new economy.

       Margin pressure continues to be a dominant theme globally. Examples of this are abundant; food producers like Procter & Gamble and Unilever report pricing pressure, while HSBC announced that it is cutting mortgages rates in the UK by 1%, causing further price competition in an already vulnerable sector.

       The distorting effect that index funds are having on stock markets was again evident when shares in two of Europe's largest telecoms companies fell sharply as Dow Jones announced a change in the compilation method for its pan-European Stoxx index series. Beginning in September, the Stoxx index will base its weightings on a company's free float rather than its total market capitalization. Where individuals, companies and governments have a holding of over 5% in a particular company, these stakes will be excluded when calculating that company's weight in the index. As a result, Deutsche Telekom and France Telecom, in which the German and French governments respectively retain large stakes, are projected to have their weight in the index almost halve. There is speculation that MSCI and FTSE will follow Dow Jones' lead. If this happens, we believe it could help unwind some of the anomalies that have occurred in stock market valuations during the move to indexing over the last number of years.

       On a macro-economic level the dilemma facing us as investors is whether the interest-rate increases in the UK, Europe and particularly the US will lead to the golden scenario of 1994, i.e., a soft landing in the economy, and a period of strong outperformance for equity markets. The fact that stock market valuations are still very high by historical standards could prevent this scenario from recurring in 2000 and this is giving us pause for thought. In Europe, we still believe the euro is undervalued and we expect it to appreciate further against the US dollar towards the end of 2000, as the interest rate gap between the US and the Eurozone narrows. This is likely to occur given the gathering momentum of the Eurozone economy.

       The latest Japanese data continues to paint a confused picture but the economy is showing signs of recovery. Industrial production, which has driven the economy forward in recent months, has actually begun to decline. In contrast, household spending and housing starts, which have been

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lackluster, both recorded above-forecast increases. The labor market is also showing signs of recovery. Given these indications that the economy is on the mend, the Bank of Japan has been signalling that it may end its zero interest-rate policy in the second half of the year. We believe the sustainability of the recovery in Japan is very much dependent on continued corporate restructuring, which has still not reached the levels promised. We will also be looking for continued improvement in consumer confidence. In the meantime, we have taken profit in some of our better-performing Japanese investments and we have redirected this money to more value-orientated companies in Europe.

       Most of the economies in the Pacific are showing strong signs of recovery, but have suffered from the perception that a slowdown in the US economy could have an adverse affect on this recovery. We believe that these fears are somewhat misplaced because the current strength in economies such as China and India, and the consequent demand that they are generating for goods and services from the rest of the region, should cushion the impact of a US slowdown.

       Although indices have broadened out somewhat since the beginning of the year, the two-tier market is still evident, particularly in the UK, where a number of quality companies are trading at low multiples relative to their growth rates. Following the very strong performance in many of our stocks over the past 12 months, particularly in the TMT sectors, we have taken profits and switched funds into other lower-valued, more attractive investments.

       We continue to believe that a stable or rising interest-rate background is likely to challenge over-stretched stock valuations in the coming months, particularly for companies where earnings are uncertain, or are some distance into the future. We believe that the performance of markets will continue to broaden from TMT stocks into other sectors, which have been largely ignored in the momentum-driven markets of the last two years. We will look to take advantage of opportunities, as they arise, to position the portfolio to benefit from a broadening of equity markets.

BANK OF IRELAND ASSET MANAGEMENT (US) LIMITED
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

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                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

       The American Odyssey Emerging Opportunities Fund returned 11.74% for the six-month period ended June 30, 2000. The Russell 2500 Index returned 6.57% for the same period.

       The following commentary has been provided by CHARTWELL INVESTMENT PARTNERS, co-investment subadviser to the American Odyssey Emerging Opportunities Fund. Chartwell Investment Partners managed 35% of the Fund as June 30, 2000.

       Due mainly to healthcare and energy stocks, the Russell 2000 out-paced the S&P 500 for the first half of 2000 with gain of 3.08% versus a 0.52% loss for the S&P. Both the large cap and small cap healthcare sectors performed well in the first half of the year, providing ~430 and 230 basis points to the respective indices. The Russell 2000's healthcare sector's relative out-performance can be attributed to its heavy exposure to the biotechnology industry. These companies have garnered increasing attention due to the prospects for new drug development and the ensuing earnings growth. The Russell 2000's weighting in this sector was ~6.3% versus a less than 1% weighting in the S&P 500. This industry alone provided ~270 basis points to the overall return for the first half of the year to the small cap index while the corresponding industry in the large cap index provided a measly 5 basis points to the return. Energy was also strong for both indices, providing ~150 and 50 basis points to the small and large cap indices, respectively. With both oil and gas fundamentals continuing to improve, the small cap energy sector has benefited due to its heavy exposure to contract drilling and pure-play exploration and production companies. The large cap energy sector did not perform as well due to its heavy weighting in large integrated oil companies, which do not benefit as much from the fundamental improvement in the commodities. One other significant characteristic of the first half of 2000 was the increased volatility in the technology sector. The Russell and S&P's technology sectors provided only ~20 and 85 basis points to the overall first half 2000 return, respectively, however, volatility within the first half of the year was substantial. The Russell's tech sector provided 570 basis points of positive contribution to the total 7.2% gain in the first quarter and ~530 basis points of negative contribution to the second quarter's loss of ~3.8%. The S&P's tech sector provided ~410 basis points to the overall 4.1% gain in the first quarter and ~310 basis points of negative contribution to the second quarter's ~2.9% loss. Spectacular fundamentals along with spectacular stock price performances in the tech sector in recent quarters have stretched valuations in many cases. With a series of Fed interest rate hikes and the ensuing slowdown of economic growth, volatility has increased as the market has been trying to balance high valuations with strong fundamentals.

       The increased valuation sensitivity mentioned above was especially evident in the performances of the Russell 2000 style indices with the Russell 2000 Growth gaining 1.26% while the value index gained 5.92%. The growth index's tech sector was the largest source of the relative under-performance, providing ~205 basis points of negative contribution to the return while corresponding sector provided ~380 basis points of positive contribution to the value index. The weakness can be attributed to the growth's higher weightings in higher valuation sectors like internet services, software

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and telecommunications equipment. The strong energy sector was another source of under-performance for the growth index due to its smaller weighting. Although both energy sectors performed well, the growth's energy weighting of ~2%
provided ~80 basis points of positive contribution while the value's ~8% weighting in the sector provided ~260 basis points of positive contribution. However, the growth index did out-perform its value counterpart in the healthcare sector with its higher weighting in the bio-technology sector. Healthcare as a whole provided ~600 basis points of positive contribution to the growth index's return, of which ~390 basis points was from biotech, while the corresponding sector in the value index provided ~185 basis points of positive contribution, of which ~110 basis points was from biotech.

       Our overweight position in the technology sector and good stock selection in the software and semiconductor industries led to a positive contribution of ~520 basis points versus a negative contribution of ~200 basis points by the corresponding sector to the index. Our largest source of relative under-performance was the healthcare sector, which provided ~90 basis points of positive contribution to the overall return versus 600 basis points of positive contribution by the corresponding sector to the index. The poor relative return can be attributed to poor stock selection in the healthcare industry services sector and our underweight position in the valuation insensitive biotechnology group.

       Despite the strong technology performance, our top contributing name to the six month return was Incyte Pharmaceuticals, a genomics research and development tool provider. The genomics area has garnered significant investor attention due to the integral role that genomics are expected to play in drug development. And due to its leadership position in the space, the stock performed well. Etek Dynamics, a designer of passive fiber optic components, was the second largest contributor to the first half return. The acquisition of the company by JDS Uniphase, a leader in the fiber optic space, was the catalyst for the strong performance. Mercury Interactive, a provider of software testing solutions, was the third largest contributor to the first half return. Strong demand for the company's testing platform led to strong first quarter earnings growth while the outlook for the company continues to improve.

       S1 Corporation, a provider of on-line banking software solutions, was the worst contributing name to the first half return. The loss of the company's marquee customer, Citibank, was the reason for the negative reaction. However, the opportunities for growth remain strong. Allscripts, a provider of medication management solutions, was the second worst contributing name to the first half return. Disappointment with the company's acquisition of Channelhealth, a division of IDX Systems, was the reason for the weakness. Electronics for Imaging, a provider of high-speed printer controller chips, was our third worst contributing name to the first half return. The company pre-announced an earnings miss, which was due to some of its OEM partners delaying some product launches.

       The following commentary has been provided by SG COWEN ASSET MANAGEMENT, INC., co-investment subadviser to the American Odyssey Emerging Opportunities Fund. SG Cowen Asset Management, Inc. managed 33% of the Fund as June 30, 2000.

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       A significant factor in performance during the second quarter was our continued overweight in energy (the second best performing sector of the Russell 2000, up 12.8%). Our energy weighting was amplified by strong security selection, as our most heavily weighted energy stocks advanced 18% on average. In addition, special situations boosting the portfolio's returns included Mid Atlantic Medical +42%, Delta and Pine +27%, Cygnus Healthcare +25%, Newport News Shipbuilding +24% and FirePond Inc. +80%.

       A year ago we made the case that many energy companies were inexpensive relative to oil and gas prices, which were also at record low levels. Today, with oil and gas prices at near term "highs", several of the stocks in our portfolio reached our sell valuation targets and we took selected profits in the quarter. Still, the lack of spending during the 1997-1999 period has created a favorable supply and demand environment in which OPEC is coming up against capacity restraints, and non-OPEC supply is struggling to show production gains. The "big spenders" in the group are only now beginning to feel comfortable setting budgets based on normalized commodity levels. As a result, select exploration and production companies that can produce real volume growth, as well as drillers, service, and equipment companies that can provide niche and valued-added products will continue to have significant upside.

       Having generally avoided the NASDAQ sell off in the spring, we used the market weakness to buy selected technology (the worst performing sector in the quarter -- 15.1%, but the second best June performer + 17.8%) and health care stocks (the best performing group in June + 27% and the quarter + 18.0%). At the end of the quarter, energy was weighted 23% in the portfolio, followed by 16% weightings in technology and health care.

       As of June 30, 2000, twelve important holdings, representing about 30% of the portfolio, included:

Mid Atlantic Medical                           Ocean Energy
Readers Digest                                 Pioneer Natural Resources
Newport News Shipbuilding                      Santa Fe Snyder
Calgon Carbon                                  Edison Schools
Oceaneering Intl.                              Diebold
Acuson                                         Forest Oil


       Two noteworthy events occurred during the second quarter: (1) the collapse, at least temporarily, of the Christopher Columbus Pricing Model, and
(2) index rebalancing including Russell 2000 reshuffling.

       First, The Christopher Columbus Pricing Model, explained by Revven Brenner, McGill University economist, Michael Churchhill and Michael Darda, is a process whereby capital is provided to adventurous startups in spite of unknown prospects. Our process, "The Search for Companies Poised for Growth", imposes a valuation discipline that often makes it difficult to invest in a Christopher

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Columbus pricing model company. In periods of stock market correction, and after business maturation and stock market seasoning, our process allows us to make more rational investment analysis of these companies. We were able to do that in the second quarter adding modestly to both health care and technology, with Cygnus and FirePond as examples.

       Indices are important for many comparative purposes and thus are treated by many like The Ark of the Covenant. As a result, rebalancing an index by adding some stocks and eliminating others is always a difficult process. In the spring the Dow Jones was rebalanced, the Nikkei 225 was rebalanced, and the Russell 2500 was rebalanced in June.

       As these indices are being rebalanced one is tempted to ask: For what purpose? What are the right components for an index? What is the right benchmark? After indices are rebalanced, portfolio managers run around like Indiana Jones searching for, or rebalancing to, the "new" Ark of The Covenant.

       If Microsoft had not replaced Sears in the Dow Jones rebalancing, that Index would have made a new high in the spring. The new Nikkei 225 Average is now 61% weighted to technology and related companies, prompting the Japanese Ministry of Finance to downplay the Index and telling their staffers to give more emphasis to the Topix Index (Financial Times, June 13, 2000). The Russell 2500 will now see over 600 new names (163 internet companies up from 64 last year) after more than 500 new names last year. As important as the new names are, what about the old names that are being eliminated? While Tokyo Rope (going out) was certainly not as glamorous as some new nifty tech companies going in to the Nikkei 225, its drop from 154 Yen to 109 Yen makes one realize how far we've come from investing in companies for fundamental reasons to the new economy index and derivatives driven markets. Fundamentals did come to the rescue, and Tokyo Rope is back to 160 Yen, a new high, even though the Nikkei has not.

       We too had a stock in our portfolio in June that was leaving the Russell 2000. Our analysis leads us to believe that the fundamentals are still solid and thus not only are we holding, but adding to this position. We hope this too will turn out to be the next Tokyo Rope.

       Our portfolio is not driven by a predetermined exposure to indices. Our process directs capital toward those companies where we see improving fundamentals or bright spots. Over time, if we are correct, companies' improving fundamentals will attract additional capital, lifting their share prices. The low R-squared of our portfolio measures our independent research and portfolio efforts.

       The small cap outperformance wave that started in 1999 continues, and after years of pessimism, we hope that the drumbeat of negativity in small cap value is finally behind us. We are excited about the prospects for our portfolio and look forward optimistically to the future.

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       The following commentary has been provided by STATE STREET GLOBAL
ADVISORS, co-investment subadviser to the American Odyssey Emerging Opportunities Fund. State Street Global Advisors managed 32% of the Fund as June 30, 2000.

       The first full month of performance for our Russell 2500 Index portion of the Emerging Opportunities Fund was June 2000. We avoided significant trading costs by initially managing an optimized portfolio with approximately 2,300 securities and transitioning to a fully replicated portfolio to coincide with the Russell Reconstitution on June 30, 2000. The decision to optimize the fund was dictated by the upcoming annual Russell Reconstitution on June 30, as increased volatility and high turnover usually mark this period.

       The best performing sectors in June were Healthcare (+19.94%) and Technology (+16.21%). Biotech and Healthcare issues were red hot in June despite the upcoming presidential election and potential expiration of drug patents. Healthcare was led by Human Genome Sciences (+51.99%) and Millenium Pharmaceutical (+33.78%). The Technology sector return for June was 16.21%. The recent wave of mergers continues to fuel the sector with impressive returns from SDL Inc. (+25.88%) and E-Tek Dynamics (+43.52%) as JDS Uniphase acquired both companies.

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                       AMERICAN ODYSSEY CORE EQUITY FUND

       The American Odyssey Core Equity Fund returned -7.36% for the six months ended June 30, 2000. The S&P 500 Index returned -0.42% for the same period.

       The following commentary has been provided by EQUINOX CAPITAL MANAGEMENT, LLC, co-investment subadviser to the American Odyssey Core Equity Fund. Equinox Capital Management, LLC managed 58% of the Fund as June 30, 2000.

       The first six months of the year continued to be more constructive for growth investors relative to value investors. Consequently, value-oriented fund strategies had a tremendous performance challenge relative to the broad market index of which 31% is comprised of technology stocks that were up approximately 8% during the first six months of the year. In contrast to technology issues, the hike in interest rates implemented by the Fed had a broad and significant impact on "value" stocks during the period. Stocks in many sectors, especially those most sensitive to rising rates including banks, consumer durables, and housing had a material decline at the end of the six month period, with a particularly dramatic sell-off in June. The market was also unkind to the stocks of companies considered vulnerable to a slowing economy. Declines of twenty to forty percent were not uncommon among the industrially based industries. Finally, retail stocks underperformed throughout the quarter as investors bet that spending by shoppers would succumb to falling consumer confidence and a potentially rising unemployment level.

       Similar in construction to other value oriented investment strategies, the Fund's lesser weight in medical and higher weight in telephones relative to the style neutral S&P 500 was also responsible for the unfavorable comparison. The S&P Medical sector appreciated over 20% while the S&P Telephone sector declined 15% during the first six months of the year.

       Consumer staples and medical stocks showed improved returns in the recent period. Particularly in the staples sector, a renewed fervor for consolidation has highlighted the truly undervalued franchises of many of these consumer brands. Pharmaceutical and medical stocks, following a severe sell-off earlier in the year, recovered significantly toward the end of the second quarter.

       There was an almost absurd degree of volatility and illiquidity for many individual stocks and a major sell-off among some of the portfolio's holdings. The stocks of many good companies were penalized despite no downward adjustment to their earnings. Our patience with companies that provide negative fundamental surprises has become low given the fact that fundamental shortfalls are usually sequential in this economic environment and stocks are punished unmercifully when this occurs.

       There are two investment initiatives we have employed during the period to ensure the Fund is well positioned to benefit in the context of a resurgence of the value style. We have lowered our exposure to both economically sensitive and the technology sectors and increased the Fund's exposure to

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consumer staples sector given a desire to reduce risk and volatility in the face of rising interest rates and the threat of a major sell-off in technology. Secondly, we have focused on qualitative upgrades to better companies in a sector when the market's volatility presented an opportunity (e.g. reducing our position in American General Corp and buying Chubb Corp).

       Recent reports indicating that the actions by the Fed over the past twelve months are beginning to have an impact on consumer spending and the employment rate have caused us to rethink our outlook on further interest rate increases. While we believe that another 25 basis point hike is quite possible, we are less inclined to expect another 50 to 75 point rise over the summer months.

       Beyond this shift in outlook our expectations for the economy remain the same. Strong, albeit slower domestic growth combined with a slightly higher yet still moderate level of inflation is likely to persist for the remainder of 2000. Consumers will cutback on spending, but global economies will remain a good source of demand for the goods of our domestic firms (tempered somewhat by the strength in our currency). Corporate profits will likely grow at ten percent, or slightly higher, lifted by a modestly greater ability to pass along higher costs to the customer combined with ongoing opportunities to benefit from productivity gains.

       The following commentary has been provided by PUTNAM INVESTMENT MANAGEMENT, INC., co-investment subadviser to the American Odyssey Core Equity Fund. Putnam Investment Management, Inc. managed 22% of the Fund as June 30, 2000.

MAJOR MARKET DEVELOPMENTS:

       Notable during the period was the continued recovery of the technology-laden Nasdaq Composite, which had initially lost nearly 30% in the second quarter before rebounding to end the period with a loss of 13%. This slide coincided with the government's ruling against Microsoft in its antitrust case, which caused the company to lose over 42% of its value before a quarter-end tech rally boosted the share price.

       Responding to signs of robust economic strength, the Federal Reserve Board raised interest rates during the period; the final 50 basis-point increase in May equaled the two first-quarter rate hikes combined. By June, a slowdown in retail sales, coupled with other early indications of a cooling economy, left the Fed on the sidelines.

       While growth stocks continued to lead value stocks in the period, market preference shifted to the relative stability of large-cap stocks.

PERFORMANCE HIGHLIGHTS:

       Stock performance was strong in the technology, health care, and communications services industries.

       Robust stock selection -- particularly in the telecommunications, biotechnology, medical technology, software and electronics industries -- more than offset the negative impact of underweight exposure to the strong health-care sector.

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STRATEGY AND OUTLOOK:

       We expect the current economic environment of moderating growth and low inflation to continue for the rest of 2000. The markets will be closely watched for any indications of Fed activity.

       We are monitoring market volatility, which persists unabated and will continue to unsettle investors as valuations gyrate both well above and well below stocks' intrinsic values. In addition, high energy prices have acted as a tax on the economy, reducing disposable income for consumers and adding pressure to corporate profit margins. Nevertheless, it is important to remember that the United States still exhibits low inflation and a strong economy. We continue to believe that the current environment will reward high-quality growth companies that are experiencing strong demand for their products and stable or improving pricing power.

       Within the technology sector, we are emphasizing the communications equipment, semiconductors, and software industries. In communications services, we are focused on cellular-wireless and telecommunications stocks.

       The following commentary has been provided by STATE STREET GLOBAL ADVISORS, co-investment subadviser to the American Odyssey Core Equity Fund. State Street Global Advisors managed 20% of the Fund as June 30, 2000.

       The best performing sectors for our portion of the Core Equity Fund were Technology, Health Care and Communication Services. Technology returned 10.0% in June with strong performances from Corning (+39.9%), Siebel Systems (+39.8%) and EMC (+32.3%). The Healthcare sector returned 9.4% for June with Eli Lilly (+31.2%), and St Jude Medical (+27.6%) leading the pack. Communication Services returned 5.5% for June led by Nextel Communications (+32.2%) and Worldcom (+21.9).

       While the S&P 500 Index posted a 2.47% gain during the month June, it was down 2.66% in the second quarter, erasing the first quarter's gains, leaving the index with a year-to-date return of -0.42%. This marks the first time the S&P 500 Index has posted a negative semi-annual return since 1994.

       The S&P 500 Index saw some changes in leadership over the past few months with Technology falling behind Healthcare for the quarter. Technology returned 9.2% while Healthcare posted an index return of 22.7% for the quarter. All the S&P pharmaceutical companies gained while Microsoft and its well-documented legal troubles dragged down tech stocks.

       The recent moves by the Fed to forgo an additional rate hike at the last Fed meeting in June suggests that the impact of 3 previous rate hikes this year are starting to bear fruit in slowing the economy. The perception that the Fed is nearing the end of its tightening cycle and the minimal impact of US inflation on the economy may bode well for stocks in the second half of this year.

       We continue to utilize a full replication strategy by owing all 500 stocks in the S&P 500 index. Each security is owned in the approximate capitalization of the index to maintain consistent tracking.

                      AMERICAN ODYSSEY LONG-TERM BOND FUND

       The Long-Term Bond Fund's performance trailed its benchmark returns in the first half of the year, with a total return of 3.98% vs. 4.13% (Salomon Core 5+) as strategies produced generally positive results. Long Duration exposure had a modestly positive impact on performance as the decline in short rates was partially offset by higher long-term rates. Yield curve exposure had a marginally positive impact on performance since short-term rates declined. Our allocation to TIPS contributed to performance as strong gains in headline inflation boosted total returns. Spreads were somewhat higher, particularly at the lower end of the credit quality scale, so corporate sector exposure had a negative impact on returns. Mortgage exposure contributed to performance as spreads in this sector tightened. Overall, emerging market exposure detracted from performance as spreads widened.

       Recent economic data indicates the U.S. economy is finally slowing in response to tight monetary policy. Signs of weakness are emerging in key interest-rate sensitive sectors such as housing and durable goods, as well as in earnings disappointments for banks and consumer staples manufacturers. Moreover, softer demand and tight labor markets are reflected in a noticeable deceleration in the growth of private sector employment this year. With tight money limiting firms' ability to pass along higher input prices, recent hikes in energy costs will act like a tax on economic activity, accentuating the monetary slowdown already underway.

WESTERN ASSET MANAGEMENT COMPANY
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY LONG-TERM BOND FUND

                  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

       The American Odyssey Intermediate-Term Bond Fund's return for the first half of the year was 2.39%. The Fund underperformed its benchmark, the Lehman Intermediate Government/Credit Index (formerly Corporate Intermediate Bond Index) by 52 bps.

       At the beginning of the year, the overheated economy was about to break a longevity record and showed no signs of slowing down. Conventional wisdom reflected a 6-month horizon of rising interest rates (due to tight monetary policy and high-borrowing-cost ability) and decreasing spreads (due to strong corporate performance and decreased issuance). In reality, interest rates fell steadily though the first quarter, with an inversion occurring by the end of January that was 64 basis points steep at the end of March. The general decline was due in large part to the projection of continued federal surpluses and associated implementation of a buy-back program that threatened the supply of riskless bonds. The quality of government bonds amid some credit concerns also contributed to this phenomenon and, as well, to a lack of demand for spread product despite decreased supply. Spreads therefore widened on concern over earnings, rates and credit, although this was essentially just a decoupling of the credit curve from treasuries. In addition to concentration by the Treasury on buying back longer debt, two increases by the Fed in the target overnight lending rate to 6.00% pressured the curve into inversion.

       In the second quarter, anticipation of further Fed actions increased demand and inflationary pressures brought the 10-year rate from below 5.80% to over 6.50%, where it rested for most of May. The Fed's 50-bp hike and comfort with soft-landing potential sat in, when it fell to below 6%, where it has hovered, with the exception of a spike preceding the Fed's June decision to let rates stand.

       The American economy appears headed for this soft landing, characterized by still-strong but less-extreme advances. Unemployment has hovered around 4%; housing activity appears to have peaked but not substantially diminished; consumer spending and confidence, soaring in the first quarter, took a breather in the second. The dollar remains strong, and while this contributes to the wide trade gap, it is keeping inflation in check. Oil has been in the $30 range most of the year, making gas prices the only prominent inflation factor so far, but consumers have shown elasticity in that area, and non-energy commodity prices have crept as well, two signs that hint at second-half inflationary pressure.

       The rest of the world's economies have seen decent growth in 2000: Canada and Mexico have overheating concerns similar to those of the US; the EU, while struggling with the imbalance of 11 fiscal policies and one monetary policy, has seen reasonable growth amid merger activity similar to that in America in the late 90s; and Latin America and Asia have continued to rebound firmly, with the outlook for even Japanese interest rates to finally rise.

       Due to the increased proportion of consumers who own stocks, the increased reliance of an aging population on assets over income, and the reliance by employers on options to subsidize wages, the performance of equities will continue to play a more important role in monetary policy and spread product performance. Most stock indices were relatively flat for the first half of the year, bringing trailing 12-month returns closer to historic averages than the stellar performances seen in the latter part of the last decade. If moderate growth is seen in these markets, there is reason to believe that the current expansion will carry forward into 2001.

       The Fund's underperformance has been driven by financial (Finova) and retail (Saks) exposure and an overweight position in corporate bonds versus treasuries, which has hurt due to spread widenings. We expect the recent reversal of these unprecedented widenings to continue in the second half of the year, thereby neutralizing the Fund's difference to the benchmark.

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

                       This Page Intentionally Left Blank

 Statements of Assets and Liabilities
 American Odyssey Funds, Inc. / June 30, 2000 (Unaudited)

                                 Global                        Emerging                                         Intermediate-
                               High-Yield     International   Opportunities    Core Equity      Long-Term           Term
                                Bond Fund       Equity Fund      Fund              Fund         Bond Fund          Bond Fund
                            -------------    -------------   -------------    -------------   -------------    -------------
ASSETS
  Investments in
    securities, at
    cost ................      98,490,760      305,562,496     367,213,167      422,834,568     280,582,886      133,904,198
                            -------------    -------------   -------------    -------------   -------------    -------------
Investments in
  securities, at value
  (see accompanying
  Portfolio of
  Investments) (Note 2) .   $  88,521,041    $ 385,486,609   $ 416,506,057    $ 445,162,026   $ 271,289,239    $ 131,060,804
Cash ....................      10,970,602       14,182,407      13,748,556       29,358,991       4,540,316           29,338
Cash, denominated in
  foreign currency
  (cost, $1,815,555) ....            --          1,440,837            --               --              --               --
Receivables for:
  Investment securities
    sold ................            --          1,030,974       5,207,882        1,527,443       3,439,759        5,884,475
  Unrealized appreciation
    on forward foreign
    currency contracts
    (Note 8) ............           4,916          112,533            --               --              --               --
  Interest ..............       2,263,438           84,560         115,942          100,905       3,339,318        2,346,480
  Dividends .............            --            221,339         223,874          678,170            --               --
  Foreign tax reclaims ..            --            487,121           5,388              829            --               --
  Variation margin on
    open futures
    contracts
    (Note 6) ............            --               --              --             25,250            --               --
Prepaid expenses ........            --               --            57,672           65,407            --               --
                            -------------    -------------   -------------    -------------   -------------    -------------
  Total assets ..........     101,759,997      403,046,380     435,865,371      476,919,021     282,608,632      139,321,097
                            -------------    -------------   -------------    -------------   -------------    -------------
LIABILITIES
Payables for:
  Investment securities
    purchased ...........       1,065,321        1,112,659       4,000,140        9,935,044            --          5,793,897
  Delayed delivery
    transactions
    (Note 9) ............            --               --              --               --        12,754,342             --
  Payable upon return of
    securities loaned
    (Note 2) ............       1,139,500       26,182,985      36,401,841        9,142,232       3,137,360             --
  Unrealized depreciation
    on forward foreign
    currency contracts
    (Note 8) ............            --             54,281            --               --              --               --
  Variation margin on
    open futures
    contracts
    (Note 6) ............          12,109             --            13,650             --            14,500             --
  Options written
    (premiums received
    $ 166,695)
    (Note 7) ............            --               --              --               --           190,562             --
Payable to Adviser ......          54,330          179,695         165,640          270,800         105,806           52,916
Accrued expenses ........          40,413           23,212           8,444           12,047          27,049           24,660
                            -------------    -------------   -------------    -------------   -------------    -------------
  Total liabilities .....       2,311,673       27,552,832      40,589,715       19,360,123      16,229,619        5,871,473
                            -------------    -------------   -------------    -------------   -------------    -------------

NET ASSETS ..............   $  99,448,324    $ 375,493,548   $ 395,275,656    $ 457,558,898   $ 266,379,013    $ 133,449,624
                            =============    =============   =============    =============   =============    =============
Capital shares
  outstanding ...........      10,673,279       17,651,417      22,596,041       30,034,082      26,800,861       13,320,155
                            =============    =============   =============    =============   =============    =============
Net asset value per
  share .................   $        9.32    $       21.27   $       17.49    $       15.23   $        9.94    $       10.02
                            =============    =============   =============    =============   =============    =============

COMPOSITION OF NET ASSETS
Capital shares at par ...   $     106,733    $     176,514   $     225,960    $     300,341   $     268,009    $     133,202
Additional
  paid-in-capital .......     109,027,771      236,691,696     283,532,604      418,685,486     274,465,708      135,690,071
Undistributed net
  investment income
  (distributions in
  excess of net
  investment income) ....       4,737,010        2,457,319        (298,982)       2,358,453       9,290,233        4,286,588
Accumulated net realized
  gain (loss) on
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions ..........      (4,420,352)      56,568,240      62,638,668       13,946,835      (8,170,096)      (3,816,843)
Net unrealized
  appreciation
  (depreciation) on
  investments,
  translation of assets
  and liabilities in
  foreign currencies,
  futures contracts and
  option contracts ......     (10,002,838)      79,599,779      49,177,406       22,267,783      (9,474,841)      (2,843,394)
                            -------------    -------------   -------------    -------------   -------------    -------------
                            $  99,448,324    $ 375,493,548   $ 395,275,656    $ 457,558,898   $ 266,379,013    $ 133,449,624
                            =============    =============   =============    =============   =============    =============


    The accompanying notes are an integral part of the financial statements.

Statements of Operations
American Odyssey Funds, Inc. / For the six months ended June 30, 2000
(Unaudited)

                                Global                           Emerging                                           Intermediate-
                             High-Yield     International     Opportunities       Core Equity         Long-Term         Term
                              Bond Fund      Equity Fund           Fund               Fund             Bond Fund       Bond Fund
                            ------------    ------------       ------------       ------------       ------------    ------------
INVESTMENT INCOME
Dividends ...............   $       --      $  3,206,815(1)    $    214,140(2)    $  3,416,218(3)    $     35,000    $       --
Interest ................      5,397,054         256,898            907,649            359,497         10,021,814       4,672,164
                            ------------    ------------       ------------       ------------       ------------    ------------
  Total Income ..........      5,397,054       3,463,713          1,121,789          3,775,715         10,056,814       4,672,164
                            ------------    ------------       ------------       ------------       ------------    ------------
EXPENSES
Management fees
  (Note 3) ..............        328,110       1,083,478          1,353,657          1,296,859            639,514         318,976
Audit fees ..............          8,354           8,354              7,309              7,309              7,558           7,559
Director's fees &
  expenses ..............          4,583          17,667             16,396             22,302             12,320           6,297
Custodian fees ..........         44,905         173,519            117,861            122,329             84,241          40,947
Legal fees ..............          2,355           9,078              8,425             11,459              6,330           3,236
Printing expense ........          3,680          14,089             13,053             17,945              9,886           5,045
Miscellaneous expense ...          1,887           6,291              5,130             10,067              5,298           2,783
                            ------------    ------------       ------------       ------------       ------------    ------------
  Total expenses before
    directed brokerage
    arrangements ........        393,874       1,312,476          1,521,831          1,488,270            765,147         384,843
                            ------------    ------------       ------------       ------------       ------------    ------------
Less:
Expenses paid under
  directed brokerage
  arrangements
  (Note 4) ..............           --           (21,849)           (45,963)           (72,717)              --              --
                            ------------    ------------       ------------       ------------       ------------    ------------
Total expense
  reductions ............           --           (21,849)           (45,963)           (72,717)              --              --
                            ------------    ------------       ------------       ------------       ------------    ------------
  Net expenses ..........        393,874       1,290,627          1,475,868          1,415,553            765,147         384,843
                            ------------    ------------       ------------       ------------       ------------    ------------
    Net investment income
      (loss) ............      5,003,180       2,173,086           (354,079)         2,360,162          9,291,667       4,287,321
                            ------------    ------------       ------------       ------------       ------------    ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain
    (loss) on security
    transactions, futures
    contracts and option
    contracts ...........        944,086      56,169,986         66,671,763         17,452,222           (820,207)       (757,105)
  Net realized gain
    (loss) on foreign
    currency
    transactions ........         (3,744)        400,073               --                 --                 --              --
  Net increase (decrease)
    in unrealized
    appreciation of
    investments, futures
    contracts and option
    contracts ...........     (6,059,777)    (60,381,801)       (23,525,343)       (54,232,307)         1,713,489        (417,189)
  Net change in
    unrealized
    appreciation
    (depreciation) of
    foreign currency
    transactions ........          4,916         661,069               --                 --                 (393)           --
                            ------------    ------------       ------------       ------------       ------------    ------------
    Net realized and
      unrealized gain
      (loss) on
      investments .......     (5,114,519)     (3,150,673)        43,146,420        (36,780,085)           892,889      (1,174,294)
                            ------------    ------------       ------------       ------------       ------------    ------------
  Net increase (decrease)
    in net assets from
    operations ..........   $   (111,339)   $   (977,587)      $ 42,792,341       $(34,419,923)      $ 10,184,556    $  3,113,027
                            ============    ============       ============       ============       ============    ============


(1)  Net of foreign taxes withheld of $462,856.

(2)  Net of foreign taxes withheld of $13,566.

(3)  Net of foreign taxes withheld of $1,537.

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
American Odyssey Funds, Inc.

                                Global High-Yield Bond Fund            International Equity Fund
                              --------------------------------      --------------------------------
                                Period ended       Year ended         Period ended       Year ended
                               June 30, 2000       December 31,      June 30, 2000       December 31,
                                 (Unaudited)       1999                (Unaudited)         1999
                              -------------      -------------      -------------      -------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income
  (loss) ................     $   5,003,180      $   9,069,643      $   2,173,086      $   2,938,883
Net realized gain (loss)
  on security
  transactions, futures
  contracts, option
  contracts and foreign
  currency
  transactions ..........           940,342           (161,844)        56,570,059         19,987,247
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions ..........        (6,054,861)           137,045        (59,720,732)        73,581,147
                              -------------      -------------      -------------      -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations ..........          (111,339)         9,044,844           (977,587)        96,507,277
                              -------------      -------------      -------------      -------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income ................        (9,390,571)        (5,442,107)        (3,087,405)              --
From net realized gains
  on investment
  transactions ..........              --                 --          (14,100,382)              --
                              -------------      -------------      -------------      -------------
  Total distributions to
    shareholders ........        (9,390,571)        (5,442,107)       (17,187,787)              --
                              -------------      -------------      -------------      -------------

CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares ................         6,859,766         11,770,533         20,442,686         37,055,222
Distributions
  reinvested ............         9,390,571          5,442,107         17,187,787               --
Cost of shares
  repurchased ...........        (3,921,767)        (6,201,785)       (32,463,873)       (45,141,918)
  Net increase (decrease)
    from capital share
    transactions ........        12,328,570         11,010,855          5,166,600         (8,086,696)
                              -------------      -------------      -------------      -------------
Net increase (decrease)
  in net assets .........         2,826,660         14,613,592        (12,998,774)        88,420,581
                              -------------      -------------      -------------      -------------

NET ASSETS
Beginning of period .....        96,621,664         82,008,072        388,492,322        300,071,741
                              -------------      -------------      -------------      -------------
End of period ...........     $  99,448,324      $  96,621,664      $ 375,493,548      $ 388,492,322
                              =============      =============      =============      =============
Undistributed net
  investment income
  (distributions in
  excess of net
  investment income) ....     $   4,737,010      $   9,124,401      $   2,457,319      $   3,371,638
                              =============      =============      =============      =============

CAPITAL SHARES
Capital shares
  outstanding, beginning
  of year ...............         9,382,126          8,265,528         17,396,094         17,809,092
Capital shares issued ...           666,930          1,172,084            934,924          2,008,249
Capital shares from
  distributions
  reinvested ............         1,006,492            554,751            813,816               --
Capital shares
  redeemed ..............          (382,269)          (610,237)        (1,493,417)        (2,421,247)
                              -------------      -------------      -------------      -------------
Capital shares
  outstanding, end of
  year ..................        10,673,279          9,382,126         17,651,417         17,396,094
                              =============      =============      =============      =============

    The accompanying notes are an integral part of the financial statements.

 Statements of Changes in Net Assets
  American Odyssey Funds, Inc.

                              Emerging Opportunities Fund             Core Equity Fund                Long-Term Bond Fund
                            -------------------------------   ------------------------------    -------------------------------
                               Period ended     Year ended      Period ended     Year ended     Period ended      Year ended
                              June 30, 2000    December 31,     June 30, 2000   December 31,    June 30, 2000     December 31,
                                (Unaudited)       1999           (Unaudited)       1999           (Unaudited)         1999
                            -------------    -------------    -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income
  (loss) ................   $    (354,079)   $    (940,032)   $   2,360,162    $   5,739,749    $   9,291,667    $  15,965,831
Net realized gain (loss)
  on security
  transactions, futures
  contracts, option
  contracts and foreign
  currency
  transactions ..........      66,671,763       17,511,829       17,452,222       21,659,887         (820,207)      (7,494,141)
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions ..........     (23,525,343)      84,620,566      (54,232,307)     (27,761,775)       1,713,096      (15,331,895)
                            -------------    -------------    -------------    -------------    -------------    -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations ..........      42,792,341      101,192,363      (34,419,923)        (362,139)      10,184,556       (6,860,205)
                            -------------    -------------    -------------    -------------    -------------    -------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income ................            --               --         (5,740,181)      (6,078,603)     (16,205,676)     (14,567,381)
From net realized gains
  on investment
  transactions ..........     (18,464,201)     (25,671,500)     (24,676,051)     (65,203,554)            --         (6,872,189)
                            -------------    -------------    -------------    -------------    -------------    -------------
  Total distributions to
    shareholders ........     (18,464,201)     (25,671,500)     (30,416,232)     (71,282,157)     (16,205,676)     (21,439,570)
                            -------------    -------------    -------------    -------------    -------------    -------------

CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares ................     132,627,541       37,091,677       45,950,063       44,663,905       19,202,917       33,031,799
Distributions
  reinvested ............      18,464,201       25,671,500       30,416,232       71,282,157       16,205,676       21,439,570
Cost of shares
  repurchased ...........    (153,782,554)     (32,975,517)     (24,388,607)     (46,837,663)     (17,376,030)     (26,168,840)
  Net increase (decrease)
    from capital share
    transactions ........      (2,690,812)      29,787,660       51,977,688       69,108,399       18,032,563       28,302,529
                            -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)
  in net assets .........      21,637,328      105,308,523      (12,858,467)      (2,535,897)      12,011,443            2,754
                            -------------    -------------    -------------    -------------    -------------    -------------

NET ASSETS
Beginning of period .....     373,638,328      268,329,805      470,417,365      472,953,262      254,367,570      254,364,816
                            -------------    -------------    -------------    -------------    -------------    -------------
End of period ...........   $ 395,275,656    $ 373,638,328    $ 457,558,898    $ 470,417,365    $ 266,379,013    $ 254,367,570
                            =============    =============    =============    =============    =============    =============
Undistributed net
  investment income
  (distributions in
  excess of net
  investment income) ....   $    (298,982)   $      55,097    $   2,358,453    $   5,738,472    $   9,290,233    $  16,204,242
                            =============    =============    =============    =============    =============    =============

CAPITAL SHARES
Capital shares
  outstanding, beginning
  of year ...............      22,758,704       20,493,456       26,709,805       22,953,325       24,991,095       22,145,289
Capital shares issued ...       7,698,624        2,777,931        2,828,118        2,346,314        1,860,638        3,132,985
Capital shares from
  distributions
  reinvested ............       1,056,909        1,903,002        1,994,500        3,765,566        1,633,637        2,133,290
Capital shares
  redeemed ..............      (8,918,196)      (2,415,685)      (1,498,341)      (2,355,400)      (1,684,509)      (2,420,469)
                            -------------    -------------    -------------    -------------    -------------    -------------
Capital shares
  outstanding, end of
  year ..................      22,596,041       22,758,704       30,034,082       26,709,805       26,800,861       24,991,095
                            =============    =============    =============    =============    =============    =============

    The accompanying notes are an integral part of the financial statements.


                                        Intermediate-Term Bond Fund
                                  ------------------------------------
                                    Period ended          Year ended
                                   June 30, 2000         December 31,
                                    (Unaudited)               1999
                                  -------------          -------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income
  (loss) ................         $   4,287,321          $   7,391,071
Net realized gain (loss)
  on security
  transactions, futures
  contracts, option
  contracts and foreign
  currency
  transactions ..........              (757,105)            (3,059,738)
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions ..........              (417,189)            (2,404,548)
                                  -------------          -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations ..........             3,113,027              1,926,785
                                  -------------          -------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income ................            (7,391,076)            (6,579,835)
From net realized gains
  on investment
  transactions ..........                  --               (3,746,306)
                                  -------------          -------------
  Total distributions to
    shareholders ........            (7,391,076)           (10,326,141)
                                  -------------          -------------
CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares ................            10,674,465             17,720,772
Distributions
  reinvested ............             7,391,076             10,326,141
Cost of shares
  repurchased ...........           (11,461,145)           (14,882,803)
  Net increase (decrease)
    from capital share
    transactions ........             6,604,396             13,164,110
                                  -------------          -------------
Net increase (decrease)
  in net assets .........             2,326,347              4,764,754
                                  -------------          -------------
NET ASSETS
Beginning of period .....           131,123,277            126,358,523
                                  -------------          -------------
End of period ...........         $ 133,449,624          $ 131,123,277
                                  =============          =============
Undistributed net
  investment income
  (distributions in
  excess of net
  investment income) ....         $   4,286,588          $   7,390,343
                                  =============          =============
CAPITAL SHARES
Capital shares
  outstanding, beginning
  of year ...............            12,658,199             11,356,645
Capital shares issued ...             1,021,905              1,678,567
Capital shares from
  distributions
  reinvested ............               738,369              1,012,367
Capital shares
  redeemed ..............            (1,098,318)            (1,389,380)
                                  -------------          -------------
Capital shares
  outstanding, end of
  year ..................            13,320,155             12,658,199
                                  =============          =============

    The accompanying notes are an integral part of the financial statement.

Financial Highlights
American Odyssey Funds, Inc.


                                                                Global High-Yield Bond Fund
                            -------------------------------------------------------------------------------------------------
                              Period
                               ended                                   Year ended December 31,
                           June 30, 2000      -------------------------------------------------------------------------------
                            (Unaudited)           1999          1998(1)            1997             1996              1995
                            ----------        ----------     ----------        ----------        ----------        ----------
NET ASSET VALUE
  Beginning of period ...   $    10.30        $     9.92     $    10.31        $    10.24        $    10.22        $     9.68
                            ----------        ----------     ----------        ----------        ----------        ----------
OPERATIONS
  Net investment
    income(2) ...........         0.44              0.96           0.66              0.55              0.37              0.51
  Net realized and
    unrealized gain
    (loss) on
    investments .........        (0.45)             0.07          (1.05)             0.08              0.02              0.54
                            ----------        ----------     ----------        ----------        ----------        ----------
  Total from investment
    operations ..........        (0.01)             1.03          (0.39)             0.63              0.39              1.05
                            ----------        ----------     ----------        ----------        ----------        ----------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income ...        (0.97)            (0.65)         (0.00)            (0.56)            (0.37)            (0.51)
                            ----------        ----------     ----------        ----------        ----------        ----------
  Total distributions ...        (0.97)            (0.65)         (0.00)            (0.56)            (0.37)            (0.51)
                            ----------        ----------     ----------        ----------        ----------        ----------
NET ASSET VALUE
  End of period .........   $     9.32        $    10.30     $     9.92        $    10.31        $    10.24        $    10.22
                            ==========        ==========     ==========        ==========        ==========        ==========
TOTAL RETURN(3) .........        (0.09)%           10.68%         (3.76)%            6.11%             3.80%            10.86%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    period (000's
    omitted) ............   $   99,448        $   96,622     $   82,008        $   58,821        $   48,673        $   25,855
  Ratios of expenses to
    average net assets:
    Before
repayments/reimbursements
      and directed
      brokerage
      arrangements ......         0.81%(4)          0.83%          0.78%             0.66%             0.68%             0.76%
    After
repayments/reimbursements
      and before directed
      brokerage
      arrangements ......         0.81%(4)          0.83%          0.78%(5)          0.74%(5)          0.75%(5)          0.75%(5)
    After
repayments/reimbursements
      and directed
      brokerage
      arrangements(6) ...         0.81%(4)          0.83%          0.78%             0.74%             0.75%             0.75%
  Ratios of net
    investment income to
    average net assets:
    Before
repayments/reimbursements
      and directed
      brokerage
      arrangements ......        10.29%(4)         10.25%          7.56%             5.53%             5.54%             5.77%
    After
repayments/reimbursements
      and directed
      brokerage
      arrangements ......        10.29%(4)         10.25%          7.56%             5.45%             5.47%             5.78%
  Portfolio turnover
    rate ................        30.69%            45.15%        193.04%           200.78%           154.51%            93.37%



--------------------------------------------------------------------------------

(1) Prior to May 1, 1998, the Global High-Yield Bond Fund was named the Short-Term Bond Fund and had a substantially different investment objective and investment program.

(2) Net of expense reimbursements, repayments and direct brokerage arrangements.

(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(4)  Annualized.

(5)  Unaudited.

(6) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.
22

Financial Highlights
American Odyssey Funds, Inc.


                                                                     International Equity Fund
                           -------------------------------------------------------------------------------------------------
                              Period
                               ended                                  Year ended December 31,
                           June 30, 2000     -------------------------------------------------------------------------------
                            (Unaudited)          1999          1998              1997             1996              1995
                           -----------       -----------   -----------       -----------       -----------       -----------
NET ASSET VALUE
  Beginning of period ...  $     22.33       $     16.85   $     15.48       $     15.08       $     12.68       $     10.76
                           -----------       -----------   -----------       -----------       -----------       -----------
OPERATIONS
  Net investment
    income(1) ...........         0.13              0.17          0.09              0.57              0.29              0.17
  Net realized and
    unrealized gain
    (loss) on
    investments .........        (0.17)             5.31          2.21              0.19              2.48              1.87
                           -----------       -----------   -----------       -----------       -----------       -----------
  Total from investment
    operations ..........        (0.04)             5.48          2.30              0.76              2.77              2.04
                           -----------       -----------   -----------       -----------       -----------       -----------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income ...        (0.18)             --           (0.31)            (0.24)            (0.30)            (0.12)
  Distributions from net
    realized gains on
    investments .........        (0.84)             --           (0.62)            (0.06)            (0.07)             --
  Distributions in excess
    of net investment
    income or realized
    gains ...............         --                --            --               (0.06)             --                --
                           -----------       -----------   -----------       -----------       -----------       -----------
  Total distributions ...        (1.02)             --           (0.93)            (0.36)            (0.37)            (0.12)
                           -----------       -----------   -----------       -----------       -----------       -----------
NET ASSET VALUE
  End of period .........  $     21.27       $     22.33   $     16.85       $     15.48       $     15.08       $     12.68
                           ===========       ===========   ===========       ===========       ===========       ===========
TOTAL RETURN(2) .........         0.14%            32.52%        14.91%             5.04%            21.93%            19.00%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    period (000's
    omitted) ............  $   375,494       $   388,492   $   300,072       $   236,571       $   187,109       $    92,115
  Ratios of expenses to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements ......         0.71%(3)          0.72%         0.73%             0.79%             0.86%             1.00%
    After repayments/
      reimbursements
      and before directed
      brokerage
      arrangements ......         0.71%(3)          0.72%         0.73%(4)          0.79%(4)          0.86%(4)          1.09%(4)
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements(5) ...         0.70%(3)          0.71%         0.72%             0.77%             0.83%             1.08%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements ......         1.16%(3)          0.90%         1.22%             1.61%             1.51%             1.70%
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements ......         1.17%(3)          0.91%         1.23%             1.63%             1.54%             1.62%
  Portfolio turnover
    rate ................         8.51%            18.36%        20.65%            23.08%            21.54%            31.40%


--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.

(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(3)  Annualized.

(4)  Unaudited.

(5) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/ reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the limitation.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
 American Odyssey Funds, Inc.

                                                                Emerging Opportunities Fund
                           --------------------------------------------------------------------------------------------------
                              Period
                               ended                             Year ended December 31,
                           June 30, 2000     --------------------------------------------------------------------------------
                            (Unaudited)          1999            1998             1997             1996               1995
                           -----------       -----------    -----------       -----------       -----------       -----------
NET ASSET VALUE
  Beginning of period ...  $     16.42       $     13.09    $     14.33       $     13.42       $     15.02       $     11.84
                           -----------       -----------    -----------       -----------       -----------       -----------
OPERATIONS
  Net investment
    loss(1) .............        (0.01)            (0.04)          --                --                --                --
  Net realized and
    unrealized gain
    (loss) on
    investments .........         1.94              4.58          (1.24)             0.91             (0.47)             3.81
                           -----------       -----------    -----------       -----------       -----------       -----------
  Total from investment
    operations ..........         1.93              4.54          (1.24)             0.91             (0.47)             3.81
                           -----------       -----------    -----------       -----------       -----------       -----------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income ...        (0.86)             --             --                --                --                --
  Distributions from net
    realized gains on
    investments .........         --               (1.21)          --                --               (1.13)            (0.58)
  Distributions in excess
    of net investment
    income or realized
    gains ...............         --                --             --                --                --               (0.05)
                           -----------       -----------    -----------       -----------       -----------       -----------
  Total distributions ...        (0.86)            (1.21)          --                --               (1.13)            (0.63)
                           -----------       -----------    -----------       -----------       -----------       -----------
NET ASSET VALUE
  End of period .........  $     17.49       $     16.42    $     13.09       $     14.33       $     13.42       $     15.02
                           ===========       ===========    ===========       ===========       ===========       ===========
TOTAL RETURN(2) .........        11.74%            36.71%         (8.65)%            6.78%            (3.03)%           32.23%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    period (000's
    omitted) ............  $   395,276       $   373,638    $   268,330       $   258,886       $   171,278       $   157,193
  Ratios of expenses to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements ......         0.78%(3)          0.87%          0.87%             0.86%             0.72%             0.77%
    After repayments/
      reimbursements
      and before directed
      brokerage
      arrangements ......         0.78%(3)          0.87%          0.87%(4)          0.86%(4)          0.72%(4)          0.77%(4)
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements(5) ...         0.76%(3)          0.83%          0.86%             0.86%             0.72%             0.77%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements ......        (0.20)%(3)        (0.36)%        (0.23)%           (0.20)%           (0.34)%           (0.26)%
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements ......        (0.18)%(3)        (0.32)%        (0.22)%           (0.20)%           (0.34)%           (0.26)%
  Portfolio turnover
    rate ................        99.99%           113.01%        138.02%            80.36%            43.00%            36.02%


--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.

(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(3) Annualized

(4) Unaudited.

(5) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
 American Odyssey Funds, Inc.

                                                                      Core Equity Fund
                           --------------------------------------------------------------------------------------------------
                              Period
                               ended                             Year ended December 31,
                           June 30, 2000     --------------------------------------------------------------------------------
                            (Unaudited)          1999            1998             1997             1996               1995
                           -----------       -----------    -----------       -----------       -----------       -----------
NET ASSET VALUE
  Beginning of period ...  $     17.61       $     20.61    $     19.93       $     15.49       $     13.32       $     10.06
                           -----------       -----------    -----------       -----------       -----------       -----------
OPERATIONS
  Net investment
    income(1) ...........         0.06              0.22           0.26              0.24              0.26              0.25
  Net realized and
    unrealized gain
    (loss) on
    investments .........        (1.36)            (0.06)          2.82              4.65              2.83              3.63
                           -----------       -----------    -----------       -----------       -----------       -----------
  Total from investment
    operations ..........        (1.30)             0.16           3.08              4.89              3.09              3.88
                           -----------       -----------    -----------       -----------       -----------       -----------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income ...        (0.20)            (0.27)         (0.00)            (0.24)            (0.27)            (0.24)
  Distributions from net
    realized gains on
    investments .........        (0.88)            (2.89)         (2.40)            (0.21)            (0.65)            (0.37)
  Distributions in excess
    of net investment
    income or realized
    gains ...............         --                --             --                --                --               (0.01)
                           -----------       -----------    -----------       -----------       -----------       -----------
  Total distributions ...        (1.08)            (3.16)         (2.40)            (0.45)            (0.92)            (0.62)
                           -----------       -----------    -----------       -----------       -----------       -----------
NET ASSET VALUE
  End of period .........  $     15.23       $     17.61    $     20.61       $     19.93       $     15.49       $     13.32
                           ===========       ===========    ===========       ===========       ===========       ===========
TOTAL RETURN(2) .........        (7.36)%           (0.28)%        15.54%            31.67%            23.20%            38.56%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    period (000's
    omitted) ............  $   457,559       $   470,417    $   472,953       $   414,698       $   273,772       $   183,735
  Ratios of expenses to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements ......         0.68%(3)          0.64%          0.65%             0.67%             0.68%             0.72%
    After repayments/
      reimbursements
      and before directed
      brokerage
      arrangements ......         0.68%(3)          0.64%          0.65%(4)          0.67%(4)          0.68%(4)          0.72%(4)
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements(5) ...         0.65%(3)          0.62%          0.61%             0.65%             0.66%             0.70%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements ......         1.05%(3)          1.17%          1.30%             1.36%             1.93%             2.32%
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements ......         1.08%(3)          1.19%          1.34%             1.38%             1.95%             2.33%
  Portfolio turnover
    rate ................        20.51%            56.15%         51.52%            45.54%            45.73%            38.44%


--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.

(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(3)  Annualized.

(4)  Unaudited.

(5) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.

 Financial Highlights
  American Odyssey Funds, Inc.



                                                      Long-Term Bond Fund
                           --------------------------------------------------------------------------------------------------
                              Period
                               ended                             Year ended December 31,
                           June 30, 2000     --------------------------------------------------------------------------------
                            (Unaudited)          1999            1998             1997             1996               1995
                           -----------       -----------    -----------       -----------       -----------       -----------
NET ASSET VALUE
  Beginning of period ...  $     10.18       $     11.49    $     10.74       $     10.15       $     10.53       $      9.37
                           -----------       -----------    -----------       -----------       -----------       -----------
OPERATIONS
  Net investment
    income(1) ...........         0.34              0.65           0.66              0.61              0.50              0.53
  Net realized and
    unrealized gain
    (loss) on
    investments .........         0.06             (0.98)          0.31              0.61             (0.36)             1.57
                           -----------       -----------    -----------       -----------       -----------       -----------
  Total from investment
    operations ..........         0.40             (0.33)          0.97              1.22              0.14              2.10
                           -----------       -----------    -----------       -----------       -----------       -----------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income ...        (0.64)            (0.67)         (0.01)            (0.62)            (0.52)            (0.57)
  Distributions from net
    realized gains on
    investments .........         --               (0.31)         (0.21)            (0.01)             --               (0.27)
  Distributions in excess
    of net investment
    income or realized
    gains ...............         --                --             --                --                --               (0.10)
                           -----------       -----------    -----------       -----------       -----------       -----------
  Total distributions ...        (0.64)            (0.98)         (0.22)            (0.63)            (0.52)            (0.94)
                           -----------       -----------    -----------       -----------       -----------       -----------
NET ASSET VALUE
  End of period .........  $      9.94       $     10.18    $     11.49       $     10.74       $     10.15       $     10.53
                           ===========       ===========    ===========       ===========       ===========       ===========
TOTAL RETURN(2) .........         3.98%            (2.74)%         9.04%            12.01%             1.34%            22.44%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    period (000's
    omitted) ............  $   266,379       $   254,368    $   254,365       $   218,854       $   160,695       $   114,612
  Ratios of expenses to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements ......         0.59%(3)          0.60%          0.60%             0.62%             0.63%             0.66%
    After repayments/
      reimbursements
      and before directed
      brokerage
      arrangements ......         0.59%(3)          0.60%          0.60%(4)          0.62%(4)          0.63%(4)          0.70%(4)
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements(5) ...         0.59%(3)          0.60%          0.60%             0.62%             0.63%             0.70%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements ......         7.22%(3)          6.41%          5.96%             6.22%             5.88%             6.67%
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements ......         7.22%(3)          6.41%          5.96%             6.22%             5.88%             6.63%
  Portfolio turnover
    rate ................        56.66%            81.29%        224.48%           358.67%           369.32%           381.53%


--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.

(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(3)  Annualized.

(4)  Unaudited.

(5) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/ reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.

 Financial Highlights
  American Odyssey Funds, Inc.

                                                                    Intermediate-Term Bond Fund
                           --------------------------------------------------------------------------------------------------
                              Period
                               ended                             Year ended December 31,
                           June 30, 2000     --------------------------------------------------------------------------------
                            (Unaudited)          1999            1998             1997             1996               1995
                           -----------       -----------    -----------       -----------       -----------       -----------
NET ASSET VALUE
  Beginning of period ...  $     10.36       $     11.13    $     10.31       $     10.20       $     10.38       $      9.61
                           -----------       -----------    -----------       -----------       -----------       -----------
OPERATIONS
  Net investment
    income(1) ...........         0.33              0.59           0.58              0.59              0.61              0.54
  Net realized and
    unrealized gain on
    investments .........        (0.08)            (0.44)          0.29              0.17             (0.20)             0.90
                           -----------       -----------    -----------       -----------       -----------       -----------
  Total from investment
    operations ..........         0.25              0.15           0.87              0.76              0.41              1.44
                           -----------       -----------    -----------       -----------       -----------       -----------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income ...        (0.59)            (0.59)         (0.00)            (0.60)            (0.59)            (0.55)
  Distributions from net
    realized gains on
    investments .........         --               (0.33)         (0.05)            (0.05)             --               (0.07)
  Distributions in excess
    of net investment
    income or realized
    gains ...............         --                --             --                --                --               (0.05)
                           -----------       -----------    -----------       -----------       -----------       -----------
  Total distributions ...        (0.59)            (0.92)         (0.05)            (0.65)            (0.59)            (0.67)
                           -----------       -----------    -----------       -----------       -----------       -----------
NET ASSET VALUE
  End of period .........  $     10.02       $     10.36    $     11.13       $     10.31       $     10.20       $     10.38
                           ===========       ===========    ===========       ===========       ===========       ===========
TOTAL RETURN(2) .........         2.39%             1.50%          8.48%             7.50%             3.95%            15.01%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    period (000's
    omitted) ............  $   133,450       $   131,123    $   126,359       $   108,596       $    86,385       $    73,480
  Ratios of expenses to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements ......         0.59%(3)          0.59%          0.60%             0.63%             0.66%             0.68%
    After repayments/
      reimbursements
      and before directed
      brokerage
      arrangements ......         0.59%(3)          0.59%          0.60%(4)          0.63%(4)          0.66%(4)          0.75%(4)
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements(5) ...         0.59%(3)          0.59%          0.60%             0.63%             0.66%             0.75%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements ......         6.56%(3)          5.83%          5.50%             5.90%             5.77%             6.19%
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements ......         6.56%(3)          5.83%          5.50%             5.90%             5.77%             6.11%
  Portfolio turnover
    rate ................        49.92%           317.23%        407.24%           215.97%           191.20%           137.14%


--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.

(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(3)  Annualized.

(4)  Unaudited.

(5) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/ reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 2000 (Unaudited)

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 30.6%
Corporate Debt -- 15.4%
 $  400,000    Ainsworth Lumber Co., Yankee-Dollar
               (PIK)
               12.500%, 07/15/07.......................       $   408,000
    250,000    Algoma Steel, Inc., Yankee-Dollar
               12.375%, 07/15/05.......................           217,500
    350,000    Avecia Group Plc, Yankee-Dollar
               11.000%, 07/01/09.......................           344,750
    200,000    Banco Nacional Comerico Exterior SNC
               7.250%, 02/02/04........................           190,000
    350,000    Call-Net Enterprises, Inc.,
               Yankee-Dollar
               8.000%, 08/15/08........................           210,000
    250,000    Call-Net Enterprises, Inc.,
               Yankee-Dollar, Step Up
               8.940%, 08/15/08........................           101,250
    200,000    Canadian Airlines Corp., Yankee-Dollar
               10.000%, 05/01/05.......................           210,000
    200,000    Canadian Airlines Corp., Yankee-Dollar
               12.250%, 08/01/06.......................            29,000
    250,000    Canadian Forest Oil Ltd.
               8.750%, 09/15/07........................           236,250
    400,000    Cenargo International Plc, Yankee-Dollar
               9.750%, 06/15/08........................           317,000
    505,000    Cho Hung Bank Co.
               11.500%, 04/01/10.......................           487,325
    750,000    City of St Petersburg, 144A
               9.500%, 06/18/02........................           635,625
    500,000    Clearnet Communications, Inc.,
               Yankee-Dollar, Step Up
               14.750%, 12/15/05.......................           511,875

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  240,000    Compania Internacional de
               Telecomunicaciones SA
               10.375%, 08/01/04.......................       $   208,800
    500,000    Diamond Cable Communications Plc,
               Yankee-Dollar, Step Up
               10.750%, 02/15/07.......................           385,000
    500,000    Dolphin Telecom Plc, Yankee-Dollar,
               Step Up
               11.500%, 06/01/08.......................           157,500
    350,000    Doman Industries Ltd., Yankee-Dollar
               8.750%, 03/15/04........................           269,500
    200,000    Energis Plc
               9.750%, 06/15/09........................           197,000
    250,000    GT Group Telecommunications, Inc.
               0.000%, 02/01/10 (b)....................           140,000
    350,000    Hermes Euro Rail, Yankee-Dollar
               11.500%, 08/15/07.......................           286,125
    343,200    Hidroelec Piedra del Aguila SA
               8.000%, 12/31/09........................           235,950
    635,163    Hidroelec Piedra del Aguila SA
               8.250%, 06/30/09........................           398,564
    400,000    HMV Media Group Plc Series B,
               Yankee-Dollar
               10.250%, 05/15/08.......................           268,000
    300,000    Imax Corp., Yankee-Dollar
               7.875%, 12/01/05........................           277,500
    400,000    International Utility Structures,
               Yankee-Dollar
               10.750%, 02/01/08.......................           330,000
    250,000    Intrawest Corp., Yankee-Dollar
               9.750%, 08/15/08........................           248,750


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 2000 (Unaudited) (continued)

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  500,000    MetroNet Communications Corp.,
               Yankee-Dollar, Step Up
               9.950%, 06/15/08........................       $   405,560
    500,000    Microcell Telecommunication, Inc.
               Series B, Yankee-Dollar, Step Up
               14.000%, 06/01/06.......................           460,000
    400,000    Millar Western Forest Products,
               Yankee-Dollar
               9.875%, 05/15/08........................           376,000
    125,000    Netia Holdings BV
   (EUR)       13.750%, 06/15/10.......................           119,824
    250,000    Norampac, Inc., Yankee-Dollar
               9.500%, 02/01/08........................           242,500
    110,000    Nuevo Grupo Iusacell SA, 144A
               14.250%, 12/01/06.......................           115,225
    110,000    PTC International Finance II SA
   (EUR)       11.250%, 12/01/09.......................           104,700
    400,000    Regional Independent Media,
               Yankee-Dollar
               10.500%, 07/01/08.......................           402,000
    400,000    Repap New Brunswick, Yankee-Dollar
               10.625%, 04/15/05.......................           352,000
    250,000    RSL Communications Plc, Yankee-Dollar
               10.500%, 11/15/08.......................           173,750
    400,000    Sea Containers, Inc.
               10.750%, 10/15/06.......................           302,000
    500,000    Slovak Wireless Co., 144A
   (EUR)       11.250%, 03/30/07.......................           488,886
    350,000    Sun International Hotels Ltd.,
               Yankee-Dollar
               9.000%, 03/15/07........................           327,687

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  250,000    TeleWest Communications Plc,
               Yankee-Dollar
               9.625%, 10/01/06........................       $    235,000
    400,000    TeleWest Communications Plc,
               Yankee-Dollar, Step Up
               11.750%, 10/01/07.......................            381,000
    390,000    Transportacion Ferroviaria Mexicana SA,
               Yankee-Dollar, Step Up
               0.000%, 06/15/09 (b)....................            268,124
    250,000    United Pan-Europe Communications NV
               0.000%, 08/01/09 (b)....................            126,875
  9,232,000    Vnesheconombank, Variable Rate
               0.000%, 12/15/15 (b)....................          2,828,316
    300,000    Worldwide Fiber, Inc.
               12.000%, 08/01/09.......................            285,000
                                                              ------------
                                                                15,295,711
                                                              ------------
Government Obligations -- 15.2%
    690,000    Bulgaria Government Discount Note
               Series A, Variable Rate
               7.063%, 07/28/24........................            545,962
  1,360,000    Bulgaria-FLIRB Series A, Variable Rate
               2.750%, 07/28/12........................            997,900
    786,386    Croatia Government National Series B
               (Brady), Variable Rate
               5.813%, 07/31/06........................            745,911
    575,000    Ministry of Finance Russia Global Bond
               10.000%, 06/26/07.......................            440,875
    100,000    Ministry of Finance Russia Global Bond
               Series R
               8.750%, 07/24/05........................             77,625


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 2000 (Unaudited) (continued)

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  630,000    Ministry of Finance Russia, 144A
               11.000%, 07/24/18.......................       $   470,925
    485,000    Ministry of Finance Russia, 144A
               12.750%, 06/24/28.......................           419,525
    520,000    Peru-FLIRB - Series US, Variable Rate
               3.750%, 03/07/17........................           313,300
    385,000    Peru-PDI - Series US, Variable Rate
               4.500%, 03/07/17........................           231,963
    705,000    Republic of Argentina
               11.375%, 01/30/17.......................           630,975
    800,000    Republic of Argentina Global Bond
               11.750%, 04/07/09.......................           746,000
  1,944,000    Republic of Argentina Series BB,
               Variable Rate
               7.375%, 03/31/05........................         1,774,872
  2,125,177    Republic of Argentina Series PRO1,
   (ARS)       Variable Rate
               2.953%, 04/01/07........................         1,370,242
    750,000    Republic of Argentina Series WW
               11.000%, 12/04/05.......................           710,250
    870,000    Republic of Brazil
               10.125%, 05/15/27.......................           682,950
    775,788    Republic of Brazil - C Bond, Variable
               Rate
               8.000%, 04/15/14........................           568,265
  2,512,076    Republic of Brazil - C Bond, Variable
               Rate (PIK)
               5.000%, 04/15/14........................         1,840,096
    510,000    Republic of Brazil - NMB L (Brady),
               Variable Rate
               7.438%, 04/15/09........................           427,763

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  790,500    Republic of Brazil Series EI-RG,
               Variable Rate
               6.125%, 04/15/06........................      $    706,015
    700,000    Republic of Brazil Series L
               11.625%, 04/15/04.......................           705,250
    135,000    Republic of Turkey Global Bond
               11.875%, 11/05/04.......................           139,725
    390,000    Republic of Venezuela
               9.250%, 09/15/27........................           252,720
    320,000    United Mexican States Global Bond,
               Series EMTN
               9.750%, 04/06/05........................           332,800
                                                             ------------
                                                               15,131,909
                                                             ------------

TOTAL FOREIGN OBLIGATIONS
  (Cost $29,986,832)...................................        30,427,620
                                                             ------------
U.S. CORPORATE OBLIGATIONS -- 56.0%
    250,000    Aavid Thermal Technologies, Inc
               12.750%, 02/01/07.......................           236,250
    300,000    Ackerley Group, Inc. Series B
               9.000%, 01/15/09........................           276,750
    500,000    Adelphia Communications Corp. Series B
               8.375%, 02/01/08........................           440,000
    250,000    Advance Stores Co., Inc. Series B
               10.250%, 04/15/08.......................           207,500
    250,000    Advanced Glassfiber Yarns
               9.875%, 01/15/09........................           230,000
    300,000    Aetna Industries, Inc.
               11.875%, 10/01/06.......................           285,750
    300,000    Agrilink Foods, Inc.
               11.875%, 11/01/08.......................           235,500
    400,000    AirGate PCS, Inc., Step Up
               13.500%, 10/01/09.......................           231,000


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 2000 (Unaudited) (continued)


Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  246,925    Airplane Pass Through Trust
               10.875%, 03/15/19.......................      $    200,754
    350,000    Alliance Atlantis Communications, Inc.
               13.000%, 12/15/09.......................           358,750
    400,000    Allied Holdings, Inc. Series B
               8.625%, 10/01/07........................           356,500
    350,000    Allied Waste North America Series B
               7.875%, 01/01/09........................           300,125
    150,000    American Axle & Manufacturing Holdings,
               Inc.
               9.750%, 03/01/09........................           140,625
    400,000    American Eco Corp. Series B
               9.625%, 05/15/08........................            14,000
    400,000    American Lawyer Media, Inc. Series B
               9.750%, 12/15/07........................           367,000
    250,000    American Media Operations, Inc., 144A
               10.250%, 05/01/09.......................           246,250
    400,000    Ameristar Casinos, Inc. Series B
               10.500%, 08/01/04.......................           402,000
    200,000    Ampex Corp. Series B
               12.000%, 03/15/03.......................           154,500
    300,000    Anthony Crane Rentals Series B
               10.375%, 08/01/08.......................           194,250
    300,000    Applied Extrusion Technologies, Inc.
               Series B
               11.500%, 04/01/02.......................           302,250
    400,000    Archibald Candy Corp.
               10.250%, 07/01/04.......................           292,000
    400,000    Aurora Foods, Inc. Series B
               8.750%, 07/01/08........................           226,000
    700,000    Autotote Corp.
               10.875%, 08/01/04.......................           731,500

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  400,000    Axia, Inc.
               10.750%, 07/15/08.......................      $    314,000
    250,000    Aztar Corp.
               8.875%, 05/15/07........................           236,875
    200,000    B&G Foods, Inc., 144A
               9.625%, 08/01/07........................           141,000
    250,000    Ball Corp.
               8.250%, 08/01/08........................           233,750
    350,000    Bayou Steel Corp.
               9.500%, 05/15/08........................           288,750
    550,000    Belko Oil & Gas
               8.875%, 09/15/07........................           508,750
    200,000    Bellwether Exploration Co.
               10.875%, 04/01/07.......................           179,250
    250,000    Big City Radio, Inc., Step Up
               11.250%, 03/15/05 (b)...................           137,500
    150,000    Bluegreen Corp.
               10.500%, 04/01/08.......................            93,750
    300,000    Booth Creek Ski Holdings
               12.500%, 03/15/07.......................           217,500
    375,000    Boyd Gaming Corp.
               9.500%, 07/15/07........................           360,000
    250,000    Brand Scaffold Services, Inc.
               10.250%, 02/15/08.......................           220,625
    400,000    Building Materials Corp. Series B
               7.750%, 07/15/05........................           331,000
    200,000    Caprock Communications Corp.
               11.500%, 05/01/09.......................           181,000
    400,000    CapStar Broadcasting, Step Up
               12.750%, 02/01/09.......................           367,000
    250,000    Carrols Corp.
               9.500%, 12/01/08........................           210,000
    400,000    Casino Magic Corp. (Louisiana) Series B
               13.000%, 08/15/03.......................           429,000

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 2000 (Unaudited) (continued)

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  500,000    Century Communications Corp. Series B
               0.000%, 01/15/08 (b)....................      $    202,500
    150,000    Charter Communications Holdings
               10.250%, 01/15/10.......................           145,875
    250,000    Charter Communications Holdings LLC
               Series B
               9.920%, 04/01/11........................           142,500
    300,000    Circus Circus
               9.250%, 12/01/05........................           290,250
    250,000    Citadel Broadcasting Co.
               9.250%, 11/15/08........................           243,750
    250,000    Classic Cable, Inc. Series B
               9.375%, 08/01/09........................           219,375
    400,000    Coaxial Communications, Inc.
               10.000%, 08/15/06.......................           381,000
    250,000    Coinstar, Inc., Step Up
               13.000%, 10/01/06.......................           254,062
    400,000    Collins & Aikman Corp. Series B
               10.000%, 01/15/07.......................           391,000
    150,000    Colo.com, 144A
               13.875%, 03/15/10.......................           162,000
    200,000    Condor Systems, Inc., 144A
               11.875%, 05/01/09.......................            97,500
    300,000    Continental Resources, Inc.
               10.250%, 08/01/08.......................           269,250
    221,000    Contour Energy Co.
               14.000%, 04/15/03.......................           227,630
    250,000    Crown Paper Co.
               11.000%, 09/01/05.......................            72,187
    250,000    CSC Holdings, Inc.
               7.875%, 12/15/07........................           242,471
    400,000    Cumulus Media, Inc.
               10.375%, 07/01/08.......................           340,000
    400,000    Diamond Brands, Inc.
               10.125%, 04/15/08.......................           222,000

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  300,000    Diamond Triumph Autoglass
               9.250%, 04/01/08........................      $    235,500
    600,000    DIVA Systems Corp. Series B, Step Up
               12.625%, 03/01/08.......................           318,000
    250,000    Dobson/Sygnet Communications Corp.
               12.250%, 12/15/08.......................           267,500
    250,000    Dura Operating Corp. Series B
               9.000%, 05/01/09........................           218,750
    400,000    e. spire Communications, Inc., Step Up
               10.625%, 07/01/08.......................           128,000
    500,000    e. spire Communications, Inc., Step Up
               13.000%, 11/01/05.......................           232,500
    400,000    Eagle Family Foods Series B
               8.750%, 01/15/08........................           240,000
    400,000    Eagle Geophysical, Inc. Series B
               10.750%, 07/15/08.......................            38,000
    300,000    Earthwatch, Inc., 144A, Step Up
               13.000%, 07/15/07.......................           175,125
    400,000    Echostar DBS Corp.
               9.375%, 02/01/09........................           386,000
    250,000    Eldorado Resorts LLC, 144A
               10.500%, 08/15/06.......................           248,750
    400,000    Exodus Communications, Inc.
               11.250%, 07/01/08.......................           398,000
    300,000    Fisher Scientific International, Inc.
               9.000%, 02/01/08........................           276,000
    300,000    Fitzgerald Gaming Corp. Series B
               12.250%, 12/15/04.......................           168,000


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 2000 (Unaudited) (continued)

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  400,000    Fleming Companies, Inc. Series B
               10.500%, 12/01/04.......................      $    361,000
    296,000    Flooring America, Inc.
               9.250%, 10/15/07........................           180,560
    500,000    Focal Communications Corp. Series B,
               Step Up
               12.125%, 02/15/08.......................           337,500
    300,000    Fountain View, Inc. Series B
               11.250%, 04/15/08.......................            76,500
    300,000    Four M Corp. Series B
               12.000%, 06/01/06.......................           281,250
    250,000    Friendly Ice Cream Corp.
               10.500%, 12/01/07.......................           201,875
    300,000    Frontier Oil Corp.
               11.750%, 11/15/09.......................           301,500
    250,000    FrontierVision Operating Partners LP
               Series B, Step Up
               11.875%, 09/15/07.......................           217,500
    400,000    Galey & Lord, Inc., 144A
               9.125%, 03/01/08........................           181,000
    350,000    Gaylord Container Corp. Series B
               9.750%, 06/15/07........................           273,000
    400,000    General Binding Corp.
               9.375%, 06/01/08........................           262,000
    300,000    Geo Specialty Chemicals
               10.125%, 08/01/08.......................           259,500
    250,000    Global Crossing Holdings Ltd.
               9.625%, 05/15/08........................           243,750
    250,000    Global Crossing Holdings Ltd., 144A
               9.125%, 11/15/06........................           245,937
    400,000    Globalstar L.P.
               11.500%, 06/01/05.......................           120,000
    300,000    Globe Manufacturing Corp. Series B
               10.000%, 08/01/08.......................            34,500

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  300,000    Golden Sky DBS, Inc. Series B, Step Up
               13.500%, 03/01/07.......................      $    204,000
    250,000    Gothic Production Corp. Series B
               11.125%, 05/01/05.......................           206,250
    400,000    Granite Broadcasting Corp.
               8.875%, 05/15/08........................           348,000
    400,000    Great Lakes Carbon Corp. Series B (PIK)
               10.250%, 05/15/08.......................           350,000
    400,000    GST USA, Inc., Step Up
               11.875%, 12/15/05.......................           138,000
    200,000    Gulf States Steel-Alabama
               13.500%, 04/15/03.......................            17,000
    500,000    Hard Rock Hotel, Inc. Series B
               9.250%, 04/01/05........................           458,750
    350,000    Hayes Lemerez International, Inc.
               Series B
               8.250%, 12/15/08........................           297,500
    400,000    HMH Properties Series B
               7.875%, 08/01/08........................           361,000
    250,000    Holley Performance Products
               12.250%, 09/15/07.......................           181,250
    450,000    Hollinger International Publishing, Inc.
               9.250%, 02/01/06........................           443,250
    250,000    Hollywood Casino Corp.
               11.250%, 05/01/07.......................           256,875
    400,000    Hollywood Park, Inc. Series B
               9.500%, 08/01/07........................           398,000
    400,000    Home Products International, Inc.
               9.625%, 05/15/08........................           330,000
    350,000    Horseshoe Gaming LLC Series B
               9.375%, 06/15/07........................           343,000

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 2000 (Unaudited) (continued)

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  250,000    HS Resources
               9.250%, 11/15/06........................      $    244,375
    350,000    Huntsman Corp., 144A
               9.500%, 07/01/07........................           320,250
    400,000    Hyperion Telecommunications, Inc.
               Series B, Step Up
               13.000%, 04/15/03.......................           368,000
    400,000    ICN Pharmaceuticals, Inc. Series B
               9.250%, 08/15/05........................           394,000
    400,000    IMPAC Group, Inc. Series B
               10.125%, 03/15/08.......................           436,000
    250,000    IMPSAT Fiber Networks, 144A
               13.750%, 02/15/05.......................           223,750
    400,000    InSight Health Services Corp.
               9.625%, 06/15/08........................           362,000
    400,000    Insight Midwest/Insight Capital
               9.750%, 10/01/09........................           394,000
    300,000    Interep National Radio Sales, Inc.
               Series B
               10.000%, 07/01/08.......................           267,000
    250,000    Intermedia Communication, Inc. Series B
               8.600%, 06/01/08........................           232,500
    400,000    International Home Foods, Inc.
               10.375%, 11/01/06.......................           424,000
    350,000    Isle of Capri Casinos, Inc.
               8.750%, 04/15/09........................           325,500
    400,000    ITC DeltaCom, Inc.
               8.875%, 03/01/08........................           368,000
    335,000    Jackson Products, Inc.
               9.500%, 04/15/05........................           303,175

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  400,000    James Cable Partners LP Series B
               10.750%, 08/15/04.......................      $    386,000
    257,483    Jazz Casino Co.
               5.927%, 11/15/09........................            45,060
    250,000    JL French Auto Casting
               11.500%, 06/01/09.......................           228,750
    400,000    Jones Intercable, Inc.
               8.875%, 04/01/07........................           406,972
    250,000    Key Energy Services, Inc.
               14.000%, 01/15/09.......................           282,500
    400,000    Keystone Consolidated Industries, Inc.
               9.625%, 08/01/07........................           322,000
    300,000    Knology Holdings, Inc., Step Up
               11.875%, 10/15/07.......................           159,000
    400,000    L-3 Communications Corp.
               8.500%, 05/15/08........................           370,000
    400,000    Laroche Industries, Inc. Series B
               9.500%, 09/15/07........................            80,000
    400,000    Level 3 Communications, Inc.
               9.125%, 05/01/08........................           359,000
    400,000    Lodestar Holdings, Inc.
               11.500%, 05/15/05.......................            82,000
    300,000    Lyondell Chemical Co.
               9.875%, 05/01/07........................           297,000
    300,000    Madison River Capital LLC/ Finance, 144A
               13.250%, 03/01/10.......................           271,500
    200,000    Magellan Health Services, Inc.
               9.000%, 02/15/08........................           102,000
    250,000    Majestic Star Casino LLC Series B
               10.875%, 07/01/06.......................           205,000
    500,000    McLeodUSA, Inc., Step Up
               10.500%, 03/01/07.......................           412,500


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 2000 (Unaudited) (continued)

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  350,000    Mediacom LLC
               7.875%, 02/15/11........................      $    308,000
    250,000    MGM Grand, Inc.
               9.750%, 06/01/07........................           255,625
    300,000    Mohegan Tribal Gaming Authority
               8.750%, 01/01/09........................           286,500
    300,000    Motors and Gears, Inc. Series D
               10.750%, 11/15/06.......................           290,250
    200,000    Mrs. Fields Holding Co. - Unit, Step Up
               14.000%, 12/01/05.......................            87,000
    400,000    Mrs. Fields Original Cookies Series D
               10.125%, 12/01/04.......................           334,000
    400,000    NE Restaurant Co., Inc.
               10.750%, 07/15/08.......................           314,000
    250,000    Nebraska Book Co., Inc.
               8.750%, 02/15/08........................           193,750
    500,000    Nextel Communications, Inc., Step Up
               9.950%, 02/15/08........................           368,750
    325,000    Nextel Partner, Inc., Step Up
               0.000%, 02/01/09........................           225,875
    300,000    NEXTLINK Communications, Inc.
               9.625%, 10/01/07........................           282,000
    400,000    Northland Cable Television
               10.250%, 11/15/07.......................           334,000
    250,000    NorthPoint Communications Group, Inc.
               12.875%, 02/15/10.......................           181,250
    500,000    NTL Communications Corp. Series B,
               Step Up
               12.375%, 10/01/08.......................           320,000
    250,000    NTL, Inc., Step Up
               9.750%, 04/01/08........................           156,250

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  300,000    Nuevo Energy
               9.500%, 06/01/08........................      $    292,500
    300,000    Olympus Communications LP - Series B
               10.625%, 11/15/06.......................           298,500
    250,000    Orion Network, Inc.
               11.250%, 01/15/07.......................           152,500
    400,000    Outboard Marine Corp. Series B
               10.750%, 06/01/08.......................           202,000
    350,000    Oxford Automotive, Inc. Series D
               10.125%, 06/15/07.......................           306,250
    400,000    Oxford Health Plans, Inc.
               11.000%, 05/15/05.......................           416,000
    150,000    P & L Coal Holdings Corp. Series B
               9.625%, 05/15/08........................           139,875
    300,000    Packaged Ice, Inc. Series B
               9.750%, 02/01/05........................           250,500
    300,000    Park Place Entertainment
               9.375%, 02/15/07........................           301,500
    400,000    Pathmark Stores, Inc.
               9.625%, 05/01/03........................           284,000
    400,000    Philipp Brothers Chemicals, Inc.
               9.875%, 06/01/08........................           286,000
    300,000    Pioneer Americas Acquisition Corp.
               Series B
               9.250%, 06/15/07........................           199,500
    200,000    Players International, Inc.
               10.875%, 04/15/05.......................           208,000
    150,000    Pogo Producing Co. Series B
               8.750%, 05/15/07........................           142,500
     50,000    Port Royal Holdings, Inc.
               10.250%, 10/01/07.......................            44,500
    300,000    Premier Graphics, Inc.
               11.500%, 12/01/05.......................            75,000

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 2000 (Unaudited) (continued)

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  400,000    Premier International Foods Plc., 144A
               12.000%, 09/01/09.......................      $    360,000
    400,000    Price Communication Wireless, Inc.
               Series B
               9.125%, 12/15/06........................           406,000
    400,000    Primus Telecommunications Group, Inc.
               Series B
               9.875%, 05/15/08........................           302,000
    200,000    Protection One, Inc., 144A
               8.125%, 01/15/09........................           120,000
    250,000    PSINet, Inc.
               11.500%, 11/01/08.......................           236,250
    500,000    Qwest Communications International,
               Inc., Step Up
               9.470%, 10/15/07........................           411,290
    250,000    R & B Falcon Corp. Series B
               6.950%, 04/15/08........................           208,750
    400,000    Regal Cinemas, Inc.
               9.500%, 06/01/08........................            98,000
    300,000    Republic Technology International LLC,
               144A
               13.750%, 07/15/09.......................            54,375
    200,000    Rhythms NetConnections, Inc.
               12.750%, 04/15/09.......................           142,000
    200,000    Rural Cellular Corp. Series B
               9.625%, 05/15/08........................           195,000
    300,000    Russell-Stanley Holdings, Inc.
               10.875%, 02/15/09.......................           196,500
    139,050    S.D. Warren Co.
               14.000%, 12/15/06.......................           154,345
    300,000    Salem Communications Corp. Series B
               9.500%, 10/01/07........................           282,000
    600,000    Santa Fe Hotel, Inc.
               11.000%, 12/15/00.......................           591,000
    250,000    Sbarro, Inc., 144A
               11.000%, 09/15/09.......................           256,875

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  250,000    Scotts Co., 144A
               8.625%, 01/15/09........................      $    241,250
    250,000    Sequa Corp.
               9.000%, 08/01/09........................           241,250
    300,000    Sinclair Broadcast Group, Inc.
               10.000%, 09/30/05.......................           282,000
    250,000    SITEL Corp.
               9.250%, 03/15/06........................           228,750
    500,000    Sovereign Specialty Chemicals, Inc.
               11.875%, 03/15/10.......................           516,875
    400,000    Sprint Spectrum LP
               11.000%, 08/15/06.......................           430,684
    300,000    Stanadyne Automotive Corp. Series B
               10.250%, 12/15/07.......................           249,000
    400,000    Startec Global Communications Corp.
               12.000%, 05/15/08.......................           322,000
    300,000    Station Casinos, Inc.
               9.750%, 04/15/07........................           299,250
    150,000    Sterling Chemicals, Inc.
               11.750%, 08/15/06.......................           121,500
    250,000    Teligent, Inc.
               11.500%, 12/01/07.......................           197,500
    200,000    Tenet Healthcare Corp.
               9.250%, 09/01/10........................           201,500
    300,000    Tenet Healthcare Corp. Series B
               8.125%, 12/01/08........................           276,000
    400,000    Thermadyne Holdings Corp.
               9.875%, 06/01/08........................           309,500
    300,000    Time Warner Telecommunications LLC
               9.750%, 07/15/08........................           291,000
    300,000    TNP Enterprises, Inc.
               10.250%, 04/01/10.......................           309,750


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 2000 (Unaudited) (continued)

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  400,000    Trans World Airlines, Inc.
               11.375%, 03/01/06.......................      $    150,000
    250,000    Transportation Manufacturing Operations
               11.250%, 05/01/09.......................           214,063
    400,000    Tri-state Outdoor Media
               11.000%, 05/15/08.......................           370,000
    400,000    Tropical Sportswear International Corp.
               Series B, 144A
               11.000%, 06/15/08.......................           386,000
    300,000    Twin Laboratories, Inc.
               10.250%, 05/15/06.......................           300,000
    500,000    United International Holdings, Inc.
               Series B, Step Up
               10.750%, 02/15/08.......................           335,000
    250,000    United Rentals (North America), Inc.
               Series B
               9.250%, 01/15/09........................           226,875
    300,000    US Unwired, Inc., Step Up
               13.375%, 11/01/09.......................           164,250
    400,000    Vectura Group, Inc. Series B
               10.250%, 06/30/08.......................           330,000
    500,000    Voicestream Wireless Corp.
               10.375%, 11/15/09.......................           520,000
    400,000    Waste Systems International, Inc.,
               Convertible, 144A
               7.000%, 05/13/05........................           200,000
    400,000    WCI Steel, Inc. Series B
               10.000%, 12/01/04.......................           379,000
    400,000    Weblink Wireless, Inc., Step Up
               0.000%, 02/01/08 (b)....................           174,000
    300,000    Williams Communications Group, Inc.
               10.875%, 10/01/09.......................           294,000

Principal
Amount (a)                                                       Value
--------------------------------------------------------------------------
 $  300,000    Wiser Oil Co.
               9.500%, 05/15/07........................      $    237,000
    250,000    Yankeenets LLC, 144A
               12.750%, 03/01/07.......................           241,250
    400,000    Young Broadcasting, Inc. Series B
               8.750%, 06/15/07........................           366,000
                                                             ------------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $66,482,579)...................................        55,650,565
                                                             ------------
U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS -- 0.1%
U.S. Treasury Bonds -- 0.1%
     30,000
               8.000%, 11/15/21........................            36,216
                                                             ------------
U.S. Treasury Notes -- 0.0%
     35,000
               5.250%, 11/15/28........................            30,991
                                                             ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $66,164).......................................            67,207
                                                             ------------

Shares
------
COMMON STOCKS -- 0.7%
      3,520    Globix Corp.*...........................           103,180
     27,137    Price Communications Corp.*.............           639,416
                                                             ------------
TOTAL COMMON STOCKS
  (Cost $343,540)......................................           742,596
                                                             ------------
PREFERRED STOCKS -- 0.3%
        200    Benedek Communications (PIK),
               11.5%...................................           110,500


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 2000 (Unaudited) (continued)


Shares                                                       Value
-------------------------------------------------------------------------
        245    Rural Cellular Corp. Series B (PIK),
               11.375%.................................  $        230,912
                                                         ----------------
TOTAL PREFERRED STOCKS
  (Cost $397,576)......................................           341,412
                                                         ----------------
WARRANTS -- 0.1%
        250    Aavid Thermal Technologies, Inc.........                 0
        150    AirGate PCS, Inc........................            16,936
      1,200    Classic Communications, Inc.............             9,000
      1,800    DIVA Systems............................            46,800
        250    Key Energy Services, Inc................            20,000
        200    Mrs. Fields Holding Co..................                 0
        300    Republic Technology International.......                 0
        400    Startec Global Communications Corp......               120
                                                         ----------------
TOTAL WARRANTS
  (Cost $15,284).......................................            92,856
                                                         ----------------

Principal
Amount (a)
----------
SHORT-TERM INVESTMENTS -- 1.2%
Cash Equivalents -- 1.1%
 $   74,963    Credit Agricole Indosuez
               6.719%, 07/05/00 (c)....................            74,963
    161,979    Fleet National Bank
               7.125%, 10/31/00 (c)....................           161,979
    224,890    Janus Money Market (c)..................           224,890
    377,815    Merrimac Cash Fund Premium Class (c)....           377,815
    299,853    Royal Bank of Canada
               6.813%, 07/03/00 (c)....................           299,853
                                                         ----------------
                                                                1,139,500
                                                         ----------------

Principal
Amount (a)                                                     Value
-------------------------------------------------------------------------
U.S. Treasury Bills -- 0.1%
 $   60,000    U.S. Treasury Bill
               5.720%, 09/14/00 (d)....................  $         59,285
                                                         ----------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,198,785)....................................         1,198,785
                                                         ----------------
TOTAL INVESTMENTS -- 89.0%
  (Cost $98,490,760)                                           88,521,041

Other assets in excess of liabilities -- 11.0%                 10,927,283
                                                         ----------------
TOTAL NET ASSETS -- 100.0%                               $     99,448,324
                                                         ================

NOTES TO THE PORTFOLIO OF INVESTMENTS:


144A -- Securities restricted for resale to Qualified Institutional Buyers

ARS -- Argentinian Peso

EUR -- Euro

FLIRB -- Front Loaded Interest Reduction Bond

PDI -- Past Due Interest

PIK -- Payment in Kind

Step Up -- Security is a "step up" bond where the coupon increases or steps up at a predetermined rate. Rates shown are current coupon and next coupon rate when security steps up.

Variable Rate -- The rates shown on variable rate securities reflect the currency interest rate at June 30, 2000, which are subject to change based on the terms of the security, including varying reset dates.

Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

(a) The Principal Amount shown is expressed in United States Dollars unless stated otherwise.

(b)  Security is a zero coupon bond.


(c) Represents investments of security lending collateral (Note 2). (d) Security has been pledged to cover collateral requirements for open futures.

(d) Security has been pledged to cover collateral requirements for open futures.

*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

 Investments by Country
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 2000 (Unaudited)



                                                      Percentage of
COUNTRY                                                Net Assets
-------------------------------------------------------------------
United States                                              57.6%
Argentina                                                   6.1
Canada                                                      5.7
Brazil                                                      5.0
Russia                                                      4.9
Great Britain                                               3.2
Bulgaria                                                    1.6
Croatia                                                     0.8
Mexico                                                      0.8
Bermuda                                                     0.5
Netherlands                                                 0.5
Peru                                                        0.5
Slovakia                                                    0.5
South Korea                                                 0.5
Bahama Islands                                              0.3
Venezuela                                                   0.3
Luxembourg                                                  0.1
Turkey                                                      0.1
                                                      ---------
 Total                                                     89.0%
                                                      =========


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / International Equity Fund / June 30, 2000 (Unaudited)



Shares                                                         Value
-----------------------------------------------------------------------
COMMON STOCKS -- 95.7%
AUTOMOTIVE -- 2.0%
    145,639  Bayerische Motoren Werke AG.............  $      4,411,609
     47,000  Honda Motor Co., Ltd....................         1,603,664
     44,345  Michelin - B............................         1,428,716
                                                       ----------------
                                                              7,443,989
                                                       ----------------
BANKING -- 11.1%
    187,996  ABN Amro Holdings.......................         4,624,213
     18,200  Acom Co., Ltd...........................         1,534,420
    388,282  Banco de Santander......................         4,112,838
    107,000  Bank of Tokyo-Mitsubishi, Ltd...........         1,295,513
    237,790  Barclay's Plc...........................         5,914,646
     60,880  Bayerische Hypo-Und Vereinsbank AG......         3,974,240
    222,264  DBS Group Holdings Ltd..................         2,853,870
    454,754  Lloyds TSB Group Plc....................         4,295,925
    190,150  National Australia Bank Ltd.............         3,185,108
    145,050  Overseas-Chinese Banking Corp. Ltd......           998,336
     14,100  Takefuji Corp...........................         1,707,169
     37,736  UBS AG - Registered.....................         5,546,460
    222,490  Westpac Banking Corp....................         1,609,737
                                                       ----------------
                                                             41,652,475
                                                       ----------------
BEVERAGES, FOOD & TOBACCO -- 4.6%
     77,111  British American Tobacco Plc............           514,816
    408,060  Cadbury Schweppes Plc...................         2,681,077
    448,970  Diageo Plc..............................         4,030,583
     30,000  Heineken NV.............................         1,833,303
      4,140  Nestle SA...............................         8,312,767
                                                       ----------------
                                                             17,372,546
                                                       ----------------

Shares                                                         Value
-----------------------------------------------------------------------
CHEMICALS -- 1.4%
     93,000  Fuji Photo Film.........................  $      3,814,879
      2,490  Lonza AG*...............................         1,301,608
                                                       ----------------
                                                              5,116,487
                                                       ----------------
COMMERCIAL SERVICES -- 3.1%
     57,775  Brambles Industries Ltd.................         1,780,810
    109,636  Vivendi.................................         9,716,118
                                                       ----------------
                                                             11,496,928
                                                       ----------------
COMMUNICATIONS -- 12.9%
     98,425  Alcatel Alsthom.........................         6,481,788
    395,650  Cable & Wireless Plc....................         6,702,509
    214,410  Ericsson LM - B.........................         4,265,837
    312,200  Marconi Plc.............................         4,064,688
    643,348  Telecom Italia SpA......................         8,880,583
  4,493,955  Vodafone Group Plc......................        18,165,016
                                                       ----------------
                                                             48,560,421
                                                       ----------------
CONGLOMERATES -- 0.4%
      2,490  Alusuisse Lonza Group*..................         1,627,776
                                                       ----------------
ELECTRIC UTILITIES -- 1.9%
     59,175  EDP - Electricidade de Portugal SA......         1,078,902
    170,000  Hong Kong Electric Holdings Ltd.........           547,400
    110,425  Veba AG.................................         5,440,815
                                                       ----------------
                                                              7,067,117
                                                       ----------------
ELECTRICAL EQUIPMENT -- 4.6%
    503,000  Hitachi Ltd.............................         7,273,883
    775,670  Invensys Plc............................         2,912,253
         80  Keyence Corp............................            26,465
    223,000  NEC Corp................................         7,018,702
                                                       ----------------
                                                             17,231,303
                                                       ----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / International Equity Fund / June 30, 2000 (Unaudited) (continued)


Shares                                                      Value
---------------------------------------------------------------------
ELECTRONICS -- 4.5%
     93,825  Koninklijke (Royal) Philips Electronics
             NV......................................  $    4,443,017
     35,000  Murata Manufacturing Co., Ltd...........       5,034,901
     14,300  Rohm Co., Ltd...........................       4,189,921
     34,000  Sony Corp...............................       3,181,428
                                                       --------------
                                                           16,849,267
                                                       --------------
ENTERTAINMENT & LEISURE -- 0.9%
    175,367  EMI Group Plc...........................       1,592,929
    470,100  Hilton Group Plc........................       1,651,085
                                                       --------------
                                                            3,244,014
                                                       --------------
FINANCIAL SERVICES -- 0.8%
     58,348  Fortis (NL) NV..........................       1,705,360
     61,150  3i Group Plc............................       1,258,094
                                                       --------------
                                                            2,963,454
                                                       --------------
FOOD RETAILERS -- 1.3%
    136,720  Koninklijke Ahold NV....................       4,040,527
    171,600  TI Group Plc............................         935,220
                                                       --------------
                                                            4,975,747
                                                       --------------
HEAVY CONSTRUCTION -- 0.3%
     45,000  Pohang Iron & Steel Co. Ltd. ADR........       1,080,000
                                                       --------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 0.1%
     24,350  RMC Group Plc...........................         317,025
                                                       --------------
INSURANCE -- 10.3%
    297,555  Allied Zurich Plc.......................       3,520,403
     57,080  Axa.....................................       9,028,184
    194,375  ING Groep NV............................      13,191,862
    159,850  Old Mutual Plc..........................         351,494
    427,215  Prudential Corp.........................       6,260,665


Shares                                                      Value
---------------------------------------------------------------------
      3,193  Schweizerische Ruckversicherungs-
             Gesellschaft............................  $    6,529,090
                                                       --------------
                                                           38,881,698
                                                       --------------
MEDIA - BROADCASTING & PUBLISHING -- 5.5%
    170,913  Elsevier NV.............................       2,079,071
    525,532  Granada Group Plc.......................       5,250,958
    375,791  News Corp., Ltd.........................       5,189,561
     84,650  Pearson Plc.............................       2,691,184
    179,350  Reuters Group Plc.......................       3,060,016
     87,000  Singapore Press Holdings Ltd............       1,358,609
     23,700  VNU NV..................................       1,229,075
                                                       --------------
                                                           20,858,474
                                                       --------------
MEDICAL SUPPLIES -- 2.6%
     33,000  Hoya Corp...............................       2,963,096
    104,000  Takeda Chemical Industries Ltd..........       6,841,494
                                                       --------------
                                                            9,804,590
                                                       --------------
OFFICE EQUIPMENT -- 2.5%
    187,000  Canon...................................       9,332,198
                                                       --------------
OIL & GAS -- 6.8%
    448,189  ENI SpA.................................       2,599,272
 11,240,000  PetroChina Co., Ltd.*...................       2,335,672
     64,810  Royal Dutch Petroleum Co................       4,044,416
    983,530  Shell Transport & Trading...............       8,211,689
     53,450  Total SA - B............................       8,228,595
                                                       --------------
                                                           25,419,644
                                                       --------------
PHARMACEUTICALS -- 8.0%
     93,875  AstraZeneca Group Plc...................       4,384,319
     97,447  Aventis SA..............................       7,141,316
        565  Givaudan*...............................         172,516


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / International Equity Fund / June 30, 2000 (Unaudited) (continued)


Shares                                                      Value
---------------------------------------------------------------------
    228,900  Glaxo Wellcome Plc......................  $  6,677,677
      3,872  Novartis AG.............................     6,153,042
        565  Roche Holding AG........................     5,517,737
                                                       ------------
                                                         30,046,607
                                                       ------------
REAL ESTATE -- 1.1%
    226,000  Cheung Kong (Holdings) Ltd..............     2,500,622
    204,000  Sun Hung Kai Properties Ltd.............     1,465,556
                                                       ------------
                                                          3,966,178
                                                       ------------
RETAILERS -- 1.0%
     78,000  KAO Corp................................     2,388,625
     96,000  Shiseido Co., Ltd.......................     1,488,067
                                                       ------------
                                                          3,876,692
                                                       ------------
TELEPHONE SYSTEMS -- 7.0%
    347,000  China Mobile (HK)*......................     3,060,436
     25,625  Korea Telecom Corp. ADR.................     1,239,609
        229  Nippon Telegraph & Telephone Corp.......     3,051,847
        137  NTT DoCoMo..............................     3,716,299
    132,460  Royal KPN NV............................     5,948,765
     30,990  Tele Danmark A/S - B....................     2,094,633
    103,555  Telecom Corp. of New Zealand Ltd........       363,178
    216,332  Telefonica SA*..........................     4,665,913
    512,750  Telstra Corp., Ltd......................     2,087,354
                                                       ------------
                                                         26,228,034
                                                       ------------
TRANSPORTATION -- 1.0%
    106,500  Peninsular & Oriental Steam Navigation
             Companies (The).........................       912,567

Shares                                                      Value
--------------------------------------------------------------------
     55,910  Railtrack Group Plc.....................  $     868,853
     77,900  TNT Post Group NV.......................      2,109,540
                                                       -------------
                                                           3,890,960
                                                       -------------
TOTAL COMMON STOCKS
  (Cost $279,379,511)................................    359,303,624
                                                       -------------


Principal
Amount
---------
SHORT-TERM INVESTMENTS -- 7.0%
CASH EQUIVALENTS -- 7.0%
$ 1,722,476 Credit Agricole Indosuez
             6.719%, 07/05/00 (a)....................      1,722,476
  3,721,898 Fleet National Bank
             7.125%, 10/31/00 (a)....................      3,721,898
  5,167,428  Janus Money Market (a)..................      5,167,428
  8,681,279  Merrimac Cash Fund Premium Class (a)....      8,681,279
  6,889,904  Royal Bank of Canada
             6.813%, 07/03/00 (a)....................      6,889,904
                                                       -------------
                                                          26,182,985
                                                       -------------
                                                          26,182,985
TOTAL SHORT-TERM INVESTMENTS
  (Cost $26,182,985).................................
                                                       -------------
                                                         385,486,609
TOTAL INVESTMENTS -- 102.7%
  (Cost $305,562,496)................................

                                                          (9,993,061)
Other assets in excess of liabilities -- (2.7)%......
                                                       -------------

                                                       $ 375,493,548
TOTAL NET ASSETS -- 100.0%...........................
                                                       =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:


ADR  -- American Depository Receipt

*    Non-income producing security.

(a)  Represents investments of security lending collateral (Note 2).

    The accompanying notes are an integral part of the financial statements.

 Investments by Country
 American Odyssey Funds, Inc. / International Equity Fund / June 30, 2000 (Unaudited)

                                                    Percentage of
COUNTRY                                              Net Assets
-----------------------------------------------------------------
Great Britain                                              25.9%
Japan                                                      17.7
Netherlands                                                12.0
France                                                     11.2
Switzerland                                                 9.4
United States                                               7.0
Australia                                                   3.7
Germany                                                     3.7
Italy                                                       3.1
Hong Kong                                                   2.6
Spain                                                       2.3
Singapore                                                   1.4
Sweden                                                      1.1
Denmark                                                     0.6
South Korea                                                 0.6
Portugal                                                    0.3
New Zealand                                                 0.1
                                                     ----------
 Total                                                    102.7%
                                                     ==========


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited)

Shares                                                    Value
------------------------------------------------------------------
COMMON STOCKS -- 96.0%
ADVERTISING -- 0.8%
      1,100  Ackerley Group, Inc.....................  $    12,925
        200  Avenue A, Inc.*.........................        1,763
        900  Catalina Marketing Corp.*...............       91,800
      1,100  Digital Impact, Inc.*...................       15,538
      2,200  Getty Images, Inc.*.....................       81,538
        100  Grey Advertising, Inc...................       52,000
      1,200  internet.com Corp.*.....................       23,625
      3,400  Lamar Advertising Co.*..................      147,263
      1,300  MyPoints.com, Inc.*.....................       24,639
     61,600  Penton Media, Inc.......................    2,156,000
      3,400  Snyder Communications, Inc.*............       80,750
      1,200  24/7 Media, Inc.*.......................       18,750
      2,300  True North Communications...............      101,200
      3,300  Young & Rubicam, Inc....................      188,719
                                                       -----------
                                                         2,996,510
                                                       -----------
AEROSPACE & DEFENSE -- 1.0%
      1,300  AAR Corp................................       15,600
      5,200  B.F. Goodrich Co........................      177,125
      2,000  Gencorp, Inc............................       16,000
        200  Kaman Corp..............................        2,138
     50,200  Lockheed Martin Corp....................    1,245,588
      9,500  Moog, Inc. - Class A*...................      250,563
      1,700  Onyx Software Corp.*....................       50,469
      1,800  Orbital Sciences Corp.*.................       21,938
     54,800  Raytheon Co. - Class B..................    1,054,900
     75,300  Teledyne Technologies, Inc.*............    1,261,275
      1,900  Teleflex, Inc...........................       67,925
        400  Triumph Group, Inc.*....................       11,150
                                                       -----------
                                                         4,174,671
                                                       -----------

Shares                                                      Value
------------------------------------------------------------------
AIRLINES -- 0.2%
      2,300  Airborne Freight Corp...................  $    43,556
      3,100  Airtran Holdings, Inc.*.................       12,885
      1,200  Alaska Airgroup, Inc.*..................       32,550
      1,700  America West Holdings Corp.*............       29,113
        900  Atlantic Coast Airlines Holdings,
             Inc.*...................................       28,575
      1,600  Atlas Air, Inc.*........................       57,400
      2,900  Continental Airlines, Inc. - Class B*...      136,300
      1,000  Mesaba Holdings, Inc.*..................        9,563
        700  Midwest Express Holdings*...............       15,050
      1,200  Skywest, Inc............................       44,475
      2,600  UAL Corp................................      151,288
      3,500  US Airways Group, Inc.*.................      136,500
                                                       -----------
                                                           697,255
                                                       -----------
APPAREL RETAILERS -- 0.6%
      4,800  Abercrombie & Fitch Co.*................       58,500
      1,500  AnnTaylor Stores Corp.*.................       49,688
      1,100  Bebe Stores, Inc.*......................        9,213
      2,800  Boyds Collection Ltd.*..................       23,800
      1,000  Buckle, Inc.*...........................       11,750
      1,200  Cato Corp...............................       13,950
      4,600  Charming Shoppes*.......................       23,431
        800  Chico's FAS, Inc.*......................       16,000
      1,200  Childrens Place, Inc. (The)*............       24,600
     74,900  Claire's Stores, Inc....................    1,441,825
        900  David's Bridal, Inc.*...................       10,406
        900  Dress Barn, Inc.*.......................       19,913
     16,400  Intimate Brands, Inc....................      323,900
      1,500  Pacific Sunwear of California, Inc.*....       28,125
      1,100  Payless Shoesource, Inc.*...............       56,375
      4,100  Ross Stores, Inc........................       69,956
      2,100  Stein Mart, Inc.*.......................       21,525


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                     Value
-------------------------------------------------------------------
      2,000  Sunglass Hut, Inc.*.....................  $     16,438
      1,300  Talbots, Inc............................        71,419
      1,400  Too, Inc.*..............................        35,613
        800  Wilsons The Leather Experts*............        11,750
                                                       ------------
                                                          2,338,177
                                                       ------------
AUTOMOTIVE -- 0.3%
      1,000  Aftermarket Technology Corp.*...........         8,500
      1,700  American Axle & Manufacturing
             Holdings, Inc.*.........................        24,119
      1,200  Arvin Industries, Inc...................        20,850
     16,900  AutoNation, Inc.*.......................       119,356
      1,000  Bandag, Inc.............................        24,250
      1,300  Borg-Warner Automotive, Inc.............        45,663
      2,500  Copart, Inc.*...........................        40,000
      2,200  Federal Signal Corp.....................        36,300
      3,500  Federal-Mogul Corp......................        33,469
      7,300  Goodyear Tire & Rubber Co. (The)........       146,000
      1,000  Group 1 Automotive, Inc.*...............        12,000
      1,400  Hayes Lemmerz International, Inc.*......        16,888
        400  IMPCO Technologies, Inc.*...............        16,950
      4,100  ITT Industries, Inc.....................       124,538
      2,100  JLG Industries, Inc.....................        24,938
      3,200  Lear Corporation*.......................        64,000
      3,000  Meritor Automotive, Inc.................        33,000
        900  Monaco Coach Corp.*.....................        12,263
        900  Myers Industries, Inc...................         9,675
      3,300  Navistar International Corp.*...........       102,506
        800  Oshkosh Truck Corp......................        28,600
      3,700  PACCAR, Inc.............................       146,844

Shares                                                       Value
-------------------------------------------------------------------
      2,500  Pep Boys (The) - Manny, Moe & Jack......  $     15,000
      1,100  Smith (A.O.) Corp.......................        23,031
      1,500  Sonic Automotive, Inc.*.................        16,031
      1,500  SPX Corp.*..............................       181,406
      1,200  Superior Industries International.......        30,900
      1,600  Tenneco Automotive, Inc.................         8,400
        600  Thor Industries, Inc....................        12,600
      1,100  Wabash National Corp....................        13,131
                                                       ------------
                                                          1,391,208
                                                       ------------
BANKING -- 2.3%
     25,600  Advanta Corp. - Class A.................       312,000
     23,700  Alliance Bancorp, Inc...................       389,569
      1,300  Amcore Financial, Inc...................        23,806
        900  American Capital Strategies Ltd.........        21,488
        500  American Financial Holdings, Inc........         7,938
      3,500  AmeriCredit Corp.*......................        59,500
      1,200  Anchor Bancorp Wisconsin, Inc...........        18,375
        800  Area Bancshares Corp....................        17,850
      3,300  Associated Banc-Corp....................        71,981
      2,500  Astoria Financial Corp..................        64,375
      2,700  Bancorpsouth, Inc.......................        37,969
     26,900  BancWest Corp...........................       442,169
        500  Bank of Granite Corp....................        11,438
      1,500  Bank United Corp........................        52,781
      4,700  Banknorth Group, Inc....................        71,969
        900  Bay View Capital Corp...................         8,831
      1,300  Brookline Bancorp, Inc..................        14,869
        800  BT Financial Corp.......................        13,800
        400  Cathay Bancorp, Inc.....................        18,550
      1,900  CCB Financial Corp......................        70,300


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                      Value
-------------------------------------------------------------------
        600  Century South Banks, Inc................  $     11,625
      6,900  Charter One Financial, Inc..............       158,700
      1,100  Cheap Tickets, Inc.*....................        13,200
        700  Chemical Financial Corp.................        18,200
      1,300  Chittenden Corp.........................        31,769
     12,400  CIT Group, Inc..........................       201,500
      2,400  Citizens Banking Corp...................        38,963
      2,200  City National Corp......................        76,450
        200  CityBank (Lynwood, WA)..................         5,225
      5,200  Colonial Bancgroup, Inc.................        46,800
      1,400  Commerce Bancorp, Inc...................        64,400
      2,900  Commerce Bancshares, Inc................        86,275
      2,800  Commercial Federal Corp.................        43,575
      5,300  Compass Bancshares, Inc.................        90,431
      2,100  CompuCredit Corp.*......................        63,000
        700  Corus Bankshares, Inc...................        18,506
        400  CPB, Inc................................        10,000
      2,600  Cullen/Frost Bankers, Inc...............        68,413
      1,200  CVB Financial Corp......................        18,975
      5,200  Dime Bancorp, Inc.......................        81,900
        100  Dime Community Bancshares...............         1,625
      1,300  Downey Financial Corp...................        37,700
      1,200  F & M National Corp.....................        25,200
      1,000  F.N.B. Corp.............................        20,625
        300  Farmers Capital Bank Corp...............         9,113
        700  Financial Federal Corp.*................        12,163
      3,000  Finova Group, Inc.......................        39,000
      1,300  First BanCorp. (Puerto Rico)............        24,131
        600  First Busey Corp. - Class A.............         9,863
      1,500  First Charter Corp......................        23,625
        500  First Citizens Bancshares...............        29,750
      2,700  First Commonwealth Financial Corp.......        24,469

Shares                                                        Value
-------------------------------------------------------------------
      2,200  First Financial Bancorp.................  $     43,313
        500  First Financial Bankshares, Inc.........        13,750
        100  First Financial Corp....................         3,050
        200  First Merchants Corporation.............         4,238
      2,100  First Midwest Bancorp, Inc..............        48,825
      1,200  First Niagara Financial Group, Inc......        11,250
      2,000  First Sentinel Bancorp, Inc.............        16,438
      6,100  First Tennessee National Corp...........       101,031
      1,200  First United Bancshares.................        18,225
      2,300  First Virginia Banks, Inc...............        80,069
        800  Firstfed Financial Corp.*...............        11,300
      4,200  FirstMerit Corporation..................        89,775
        800  Frontier Financial Corp.................        14,700
      1,800  Gold Banc Corporation, Inc..............         9,000
      5,200  Golden State Bancorp, Inc.*.............        93,600
      5,100  Greenpoint Financial Corp...............        95,625
      1,300  Harbor Florida Bancshares, Inc..........        13,569
        400  Harleysville National Corp..............        13,100
      7,500  Hibernia Corp...........................        81,563
      5,400  Hudson City Bancorp, Inc................        92,138
      2,400  Hudson United Bancorp...................        53,850
      7,600  Huntington Bancshares, Inc..............       120,175
      2,100  Imperial Bancorp*.......................        32,681
      3,200  Independence Community Bank.............        42,400
        800  Integra Bank Corp.......................        13,600
      1,000  International Bancshares Corp...........        32,625
        700  Interwest Bancorp, Inc..................         9,800
      1,400  Investors Financial Services Corp.......        55,563


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                       Value
------------------------------------------------------------------
      2,400  Keystone Financial, Inc.................  $    51,000
        400  M&T Bank Corporation....................      180,000
        700  Medallion Financial Corp................       10,806
      3,200  Mercantile Bankshares Corp..............       95,400
        900  Merchants New York Bancorp..............       15,469
      2,700  Metris Companies, Inc...................       67,838
        500  Mid-America Bancorp.....................       12,500
        400  Mississippi Valley Bancshares...........        9,700
      1,400  National Bancorp of Alaska, Inc.........       50,225
     27,800  National Commerce Bancorp...............      446,538
        800  National Penn Bancshares, Inc...........       16,500
     48,900  Net.B@nk, Inc.*.........................      608,194
      2,400  NextCard, Inc.*.........................       20,400
      8,300  North Fork Bancorporation...............      125,538
     14,130  Northrim Bank...........................      102,443
      2,200  Northwest Bancorp, Inc..................       15,125
      2,800  Nvidia Corp.*...........................      177,975
        200  Oceanfirst Financial Corp...............        3,688
      3,200  Ocwen Financial Corp.*..................       17,800
      6,510  Old Kent Financial Corp.................      174,143
      2,500  Old National Bancorp....................       73,281
        100  Omega Financial Corp....................        2,525
      1,600  One Valley Bancorp, Inc.................       50,000
      3,800  Pacific Century Financial Corp..........       55,575
        500  Park National Corp......................       45,375
      3,000  Peoples Bank Bridgeport.................       55,125
        200  PFF Bancorp, Inc........................        3,650
      6,400  Popular, Inc............................      122,000

Shares                                                      Value
-----------------------------------------------------------------
      1,300  Provident Bankshares Corp...............  $   17,550
      2,300  Provident Financial Group, Inc..........      54,769
      1,000  Queens County Bancorp, Inc..............      18,438
      1,400  Richmond County Financial Corp..........      26,775
      1,300  Riggs National Corp.....................      16,413
      3,300  Roslyn Bancorp, Inc.....................      54,811
      1,300  S & T Bancorp, Inc......................      23,725
      1,700  Santander Bancorp.......................      21,675
      1,300  Seacoast Financial Services Corp........      12,350
      1,000  Silicon Valley Bancshares*..............      42,625
      3,600  Sky Financial Group, Inc................      57,375
      2,070  South Financial Group, Inc. (The).......      30,015
      5,500  SouthTrust Corp.........................     124,438
      1,300  Southwest Bancorp Of Texas*.............      26,975
     10,600  Sovereign Bancorp, Inc..................      74,532
      1,900  Staten Island Bancorp, Inc..............      33,488
      1,200  Sterling Bancshares, Inc................      12,975
        800  Student Loan Corp.......................      33,600
      1,700  Susquehanna Bancshares, Inc.............      24,225
      3,900  TCF Financial Corp......................     100,181
        700  Texas Regional Bancshares, Inc..........      17,763
      7,100  Total System Services, Inc..............     112,713
        900  Trust Company Of New Jersey.............      16,425
      2,500  Trustco Bank Corp.......................      31,250
      3,300  Trustmark Corp..........................      57,544
        400  UCBH Holdings, Inc......................      10,675
      1,000  UMB Financial Corp......................      32,813


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                     Value
-----------------------------------------------------------------
      4,600  Union Planters Corp.....................  $  128,513
      2,000  United Bankshares, Inc..................      36,375
        800  United National Bancorp NJ..............      14,700
      3,300  Unitrin, Inc............................      96,938
      2,900  Valley National Bancorp.................      70,506
      2,000  W Holding Company, Inc..................      16,500
      2,500  Washington Federal, Inc.................      45,625
      2,100  Webster Financial Corp..................      46,594
        900  Wesbanco, Inc...........................      21,825
      1,900  Westamerica Bancorporation..............      49,638
      1,440  Westcorp................................      17,190
      1,100  Whitney Holding Corp....................      37,606
      1,500  Wilmington Trust Corporation............      64,125
      5,100  Zions Bancorporation....................     234,042
                                                       ----------
                                                        8,925,090
                                                       ----------
BEVERAGES, FOOD & TOBACCO -- 1.2%
      1,900  Adolph Coors Co.........................     114,950
        500  Agribrands International, Inc.*.........      20,969
        900  American Italian Pasta Company*.........      18,619
      3,100  Aurora Foods, Inc.*.....................      12,400
        300  Ben & Jerry's Homemade, Inc.*...........      13,050
        800  Beringer Wine Estates Holdings, Inc.*...      28,250
      1,800  Bob Evans Farms.........................      26,888
      3,100  Brown-Forman Corp.......................     166,625
        900  Bush Boake Allen, Inc.*.................      39,375
        700  Cadiz, Inc.*............................       5,600
        800  Canandaigua Brands, Inc.*...............      40,350
        800  Castle & Cooke, Inc.*...................      15,450

Shares                                                      Value
-----------------------------------------------------------------
      3,100  Chiquita Brands International...........  $   12,206
        400  Coca-Cola Bottling Co. Consolidated.....      18,200
      1,700  Corn Products International, Inc........      45,050
      1,800  Dean Foods Co...........................      57,038
      2,400  Del Monte Foods Co.*....................      16,350
      1,300  Dreyers Grand Ice Cream, Inc............      27,300
      2,000  Earthgrains Company.....................      38,875
        100  Farmer Brothers Co......................      17,500
      1,800  Fleming Companies, Inc..................      23,513
     58,250  Flowers Industries, Inc.................   1,161,359
      1,800  Fresh Del Monte Produce, Inc.*..........      12,375
      1,606  Hain Celestial Group, Inc.*.............      58,920
      5,500  Hercules, Inc...........................      77,344
      6,200  Hormel Foods Corp.......................     104,238
      5,000  IBP, Inc................................      77,188
      3,500  International Home Foods, Inc.*.........      73,281
        900  International Multifoods Corp...........      15,581
      3,200  Interstate Bakeries.....................      44,800
      3,800  Keebler Foods Company...................     141,075
      1,400  Lance, Inc..............................      12,600
      3,300  McCormick & Co..........................     107,250
      1,000  Michael Foods, Inc......................      24,500
      1,700  Nabisco Holdings Corp...................      89,250
      7,000  Pepsi Bottling Group, Inc...............     204,313
      1,000  PepsiAmericas, Inc.*....................       3,000
        700  Performance Food Group Co.*.............      22,400
      1,400  Ralcorp Holdings, Inc.*.................      17,150
        600  Rica Foods, Inc.*.......................      13,800


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                       Value
------------------------------------------------------------------
        700  Riviana Foods, Inc......................  $    12,206
      5,100  RJ Reynolds Tobacco Holdings, Inc.......      142,481
        400  Robert Mondavi Corp. - Class A*.........       12,275
        100  Seaboard Corp...........................       17,200
      1,100  Seminis, Inc.*..........................        2,888
      1,400  Smart & Final, Inc.*....................       10,763
      2,600  Smithfield Foods, Inc.*.................       72,963
      1,400  Smucker (J.M.) Co.......................       26,950
      1,500  Suiza Foods Corp.*......................       73,313
      6,500  SUPERVALU, Inc..........................      123,906
     61,850  Tasty Baking............................      792,453
      1,500  Tootsie Roll Industries.................       52,500
      2,200  Topps Company (The)*....................       25,300
      1,100  Triarc Companies*.......................       22,550
      9,800  Tyson Food, Inc. - Class A..............       85,750
        900  United Natural Foods, Inc.*.............       12,375
      2,300  Universal Foods Corp....................       42,550
      8,700  UST, Inc................................      127,781
      1,000  Vector Group Ltd........................       14,750
      6,600  Whitman Corp............................       81,675
                                                       -----------
                                                         4,771,611
                                                       -----------
BUILDING MATERIALS -- 0.3%
      1,300  Amcol International Corp................       21,450
      1,600  Caprock Communications Corp.*...........       31,200
        700  Carbo Ceramics, Inc.....................       24,588
        900  Centex Construction Products............       20,419
      1,800  Comfort Systems USA, Inc.*..............        7,200
      2,600  Dal-Tile International, Inc.*...........       21,450
        900  Elcor Corp..............................       20,700

Shares                                                      Value
------------------------------------------------------------------
      3,300  Encompass Services Corporation*.........  $    18,975
      1,900  Fisher Scientific International*........       47,025
        900  Florida Rock Industries.................       32,063
      3,400  Ingram Micro, Inc.*.....................       59,288
      2,800  Lafarge Corp............................       58,800
        900  Mattson Technology, Inc.*...............       29,250
      3,300  MEMC Electronics Materials*.............       59,400
        500  Molecular Devices Corp.*................       34,594
      4,500  Omnicare, Inc...........................       40,781
      1,500  Owens & Minor, Inc......................       25,781
      2,600  Owens Corning...........................       24,050
        600  Performance Technologies, Inc.*.........        5,100
      1,700  Southdown, Inc..........................       98,175
     24,000  Sybron International Corp.*.............      475,500
        700  U.S. Aggregates, Inc....................       12,688
      1,400  Universal Corp..........................       29,575
      2,300  USG Corp................................       69,863
        600  Vital Signs, Inc........................       10,875
                                                       -----------
                                                         1,278,790
                                                       -----------
BUSINESS SERVICES -- 0.0%
        700  Fair Issac & Co., Inc...................       30,800
                                                       -----------
CHEMICALS -- 2.2%
      3,300  Airgas, Inc.*...........................       18,769
      2,200  Albemarle Corp..........................       43,450
      1,100  Arch Chemicals, Inc.....................       24,063
        600  Bio-Rad Laboratories*...................       15,000
      3,100  Cabot Corp..............................       84,475
    530,300  Calgon Carbon Corp......................    4,109,825
      1,300  Cambrex Corp............................       58,500
      1,500  Carlisle Cos., Inc......................       67,500


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                      Value
------------------------------------------------------------------
        900  Chemfirst, Inc..........................  $    21,713
      3,600  Cooper Tire & Rubber Co.................       40,050
      5,600  Crompton Corporation....................       68,600
      2,000  Cytec Industries, Inc.*.................       49,375
      1,100  Dexter Corp.............................       52,800
      3,700  Eastman Chemical Co.....................      176,675
      3,900  Ethyl Corp..............................        9,750
      1,700  Ferro Corp..............................       35,700
        700  Fuller (H. B.) Co.......................       31,894
        900  GenTek, Inc.............................       10,069
      1,100  Geon Company............................       20,350
      1,500  Georgia Gulf Corp.......................       31,219
      2,700  Great Lakes Chemical Corp...............       85,050
      2,300  Hanna (M.A.) Co.........................       20,700
     38,400  IMC Global, Inc.........................      499,200
      4,900  International Flavors & Fragrances,
             Inc.....................................      147,919
      3,200  International Specialty Products,
             Inc.*...................................       18,200
      2,700  Lubrizol Corp...........................       56,700
      5,500  Lyondell Chemical Company...............       92,125
      1,500  MacDermid, Inc..........................       35,250
      3,300  Millennium Chemicals, Inc...............       56,100
      1,000  Minerals Technologies, Inc..............       46,000
      2,400  NL Industries...........................       36,600
     39,700  Olin Corp...............................      655,050
      1,100  OM Group, Inc...........................       48,400
      2,000  Omnova Solutions, Inc...................       12,500
     22,100  Potash Corp. of Saskatchewan, Inc.......    1,219,644
      1,400  Schulman (A.), Inc......................       16,888
      1,300  Scotts Company (The)*...................       47,450
      2,700  Sealed Air Corp.*.......................      141,413
        500  Sequa Corp.*............................       19,094

Shares                                                      Value
------------------------------------------------------------------
      5,300  Solutia, Inc............................  $    72,875
      1,300  Spartech Corp...........................       35,100
      1,300  Syntroleum Corporation*.................       22,263
      2,700  Tupperware Corp.........................       59,400
      1,200  Uniroyal Technology Corp.*..............       13,275
      4,200  USEC, Inc...............................       19,425
      1,200  Vertex Pharmaceuticals, Inc.*...........      126,450
      3,400  W.R. Grace & Co.*.......................       41,225
      1,600  Wellman, Inc............................       25,900
                                                       -----------
                                                         8,639,973
                                                       -----------
COAL -- 0.2%
     68,800  Arch Coal, Inc..........................      528,900
      3,700  Consol Energy, Inc......................       55,963
      2,600  Pittston Brink's Group..................       35,588
                                                       -----------
                                                           620,451
                                                       -----------
COMMERCIAL SERVICES -- 6.5%
      1,100  ABM Industries, Inc.....................       25,300
      2,800  ACNielsen Corporation*..................       61,600
        600  Administaff, Inc.*......................       38,100
      2,700  Advanced Tissue Sciences, Inc.*.........       21,685
      1,600  Advantage Learning Systems, Inc.*.......       24,600
      1,000  Advo, Inc.*.............................       42,000
      1,300  Affymetrix, Inc.*.......................      214,663
      9,200  Allied Waste Industries, Inc.*..........       92,000
     41,100  Allscripts, Inc.*.......................      945,300
      1,100  Amerco, Inc.*...........................       22,000
      1,700  Anixter International, Inc.*............       45,050
      2,300  APAC Customer Services, Inc.*...........       25,444
      3,600  Apollo Group, Inc.*.....................      100,800
      1,500  Avis Group Holdings, Inc.*..............       28,125


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                         Value
--------------------------------------------------------------------
      1,700  Bowne & Co., Inc........................  $      17,106
      1,600  Breakaway Solutions, Inc.*..............         43,200
        200  Bright Horizons Family Solutions,
             Inc.*...................................          4,275
        900  Burns International Services Corp.*.....         11,250
        500  Caci International, Inc.*...............          9,750
     14,400  Career Education Corp.*.................        698,400
        900  CDI Corp.*..............................         18,338
      3,000  Celgene Corp.*..........................        176,625
      1,600  Central Parking Corp....................         37,900
      4,500  Century Business Services, Inc.*........          8,719
      1,500  Cephalon, Inc.*.........................         89,813
        600  Collateral Therapeutics, Inc.*..........         15,216
      1,200  COR Therapeutics, Inc.*.................        102,375
        500  Corinthian Colleges, Inc.*..............         11,719
     46,900  Corporate Executive Board Co. (The)*....      2,808,138
      2,700  Critical Path, Inc.*....................        157,444
      1,600  CuraGen Corp.*..........................         60,900
        900  CV Therapeutics, Inc.*..................         62,381
      3,300  Cytogen Corp.*..........................         33,413
      1,700  Cytyc Corp.*............................         90,738
      3,300  Devry, Inc.*............................         87,244
     29,350  Diamond Technology Partners, Inc.*......      2,582,800
      2,200  Digital Courier Technologies, Inc.*.....         14,025
     60,700  Digitas, Inc.*..........................        990,169
      1,100  Dollar Thrifty Automotive Group*........         20,281
     24,100  eBenX, Inc.*............................        510,619
     92,300  Edison Schools, Inc.*...................      2,140,206
      1,300  Education Management, Inc.*.............         23,481

Shares                                                        Value
-------------------------------------------------------------------
      1,300  EGL, Inc.*..............................  $     39,975
      2,200  eGlobe, Inc.*...........................         6,600
      1,200  Electro Rent Corp.*.....................        14,700
        700  Entremed, Inc.*.........................        20,956
      1,200  Enzo Biochem, Inc.*.....................        82,800
      7,300  Equifax, Inc............................       191,625
        700  F.Y.I., Inc.*...........................        23,581
     35,900  Firepond, Inc.*.........................     1,292,400
      3,600  Fluor Corp..............................       113,850
      1,000  Forrester Research, Inc.*...............        72,813
      1,300  Freemarkets, Inc.*......................        61,669
        800  Frontier Airlines, Inc.*................        11,450
      1,000  G&K Services, Inc.......................        25,063
      1,200  Gene Logic, Inc.*.......................        42,825
      1,000  Genome Therapeutics Corp.*..............        30,438
      5,100  H&R Block, Inc..........................       165,113
        600  Hall Kinion & Associates, Inc.*.........        19,988
      9,900  Hanover Direct, Inc.*...................        15,469
      1,400  Harland (John H.) Co....................        20,913
     72,200  Heidrick & Struggles International,
             Inc.*...................................     4,557,625
      1,700  Hertz Corp..............................        47,706
        700  Hotel Reservations Network, Inc.*.......        20,825
      2,100  Icos Corporation*.......................        92,400
      2,000  Idec Pharmaceuticals Corp.*.............       234,625
      1,500  Immunogen, Inc.*........................        18,094
      1,300  Incyte Pharmaceuticals, Inc.*...........       106,844
      3,000  Interim Services, Inc.*.................        53,250
      1,300  Interpool, Inc..........................        12,675
      2,500  Iron Mountain, Inc.*....................        85,000
      1,700  Isis Pharmaceuticals, Inc.*.............        24,650


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                       Value
------------------------------------------------------------------
      1,200  ITT Educational Services, Inc.*.........  $    21,075
      1,200  Jacobs Engineering Group, Inc.*.........       39,225
        700  Jupiter Communications, Inc.*...........       16,100
      1,700  Kelly Services, Inc.....................       39,313
      2,100  kforce.com, Inc.*.......................       14,569
      1,900  Korn/Ferry International*...............       60,206
      2,000  Labor Ready, Inc.*......................       13,250
      1,000  Learning Tree International*............       61,250
      2,000  Lightspan, Inc.*........................       11,000
     40,300  Lo-Jack Corp.*..........................      279,581
        800  Madison Gas & Electric Co...............       15,800
      2,300  Mail-Well, Inc.*........................       19,838
      1,300  Management Network Group, Inc.*.........       45,500
      3,600  Manpower, Inc...........................      115,200
      8,800  MarchFirst, Inc.*.......................      160,600
      1,000  Maximus, Inc.*..........................       22,125
        900  Media Metrix, Inc.*.....................       22,894
      1,066  MedQuist, Inc.*.........................       36,244
        700  Memberworks, Inc.*......................       23,538
     63,800  MessageMedia, Inc.*.....................      223,300
      1,400  Metricom, Inc.*.........................       39,025
      4,400  Metromedia International Group, Inc.*...       20,900
        800  Midas, Inc..............................       16,000
      4,700  Modis Professional Services, Inc.*......       35,838
     94,100  Mutual Risk Management Ltd..............    1,629,106
        500  Myriad Genetics, Inc.*..................       74,039
      1,800  National Processing, Inc.*..............       22,500
      2,700  NationsRent, Inc.*......................       10,294

Shares                                                       Value
------------------------------------------------------------------
        100  NBC Internet, Inc.*.....................  $     1,250
      1,200  NCO Group, Inc.*........................       27,750
      1,000  NeoRx Corporation*......................       18,875
      1,600  Netcentives, Inc*.......................       29,800
      1,500  NetRatings, Inc.*.......................       38,438
      1,000  Neurocrine Biosciences, Inc.*...........       35,563
        700  Neurogen Corp.*.........................       20,213
      3,500  Northwest Airlines Corp.*...............      106,531
      2,300  Ogden Corp.*............................       20,700
      1,000  On Assignment, Inc.*....................       30,500
      2,900  PerkinElmer, Inc........................      191,763
      1,000  Pharmacopeia, Inc.*.....................       46,375
      1,100  Predictive Systems, Inc.*...............       39,531
      1,100  Prepaid Legal Services, Inc.*...........       32,863
      2,300  Profit Recovery Group International*....       38,238
        900  ProsoftTraining.com*....................       15,131
      2,000  Quest Diagnostics, Inc.*................      149,500
      5,700  Quintiles Transnational Corp.*..........       80,513
      5,900  R.R. Donnelley & Sons Co................      133,119
      1,600  Regeneron Pharmaceutical*...............       47,700
      1,900  Regis Corp..............................       23,750
      1,100  Rent-A-Center, Inc.*....................       24,750
      1,100  Rent-Way, Inc.*.........................       32,106
      9,100  Republic Services, Inc.*................      145,600
      1,100  ResCare, Inc.*..........................        5,913
      2,700  Rollins Truck Leasing Corp..............       18,731
      1,400  Rollins, Inc............................       20,825
        100  Scientific Games Holdings Corp.*........        2,456
      1,100  Sequenom, Inc.*.........................       49,913


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                         Value
---------------------------------------------------------------------
     13,200  Service Corporation International.......  $       42,075
     14,700  Servicemaster Company...................         167,213
      3,300  Sitel Corp.*............................          16,294
      1,300  Softnet Systems*........................          12,513
      2,800  Sotheby's, Inc..........................          49,000
      1,300  Standard Register Co....................          18,525
        700  Startek, Inc.*..........................          35,263
        700  Stericycle, Inc.*.......................          16,800
      5,000  Stewart Enterprises, Inc................          17,657
      2,000  Sylvan Learning Systems, Inc.*..........          27,500
        600  Tejon Ranch Co..........................          13,538
      2,600  Teletech Holdings, Inc.*................          80,763
      1,800  Tetra Tech, Inc.*.......................          41,175
      1,800  Thermo Cardiosystems, Inc.*.............          18,000
      1,000  Thermotrex Corp.*.......................          11,063
        800  Trimeris, Inc.*.........................          55,950
      4,000  U.S. Oncology, Inc.*....................          20,000
      2,800  United Global Com, Inc.*................         130,900
      3,400  United Rentals, Inc.*...................          58,225
      2,600  Valassis Communications, Inc.*..........          99,125
      2,100  Ventro Corp.*...........................          39,638
      4,500  Viad Corp...............................         122,625
        700  Volt Information Sciences, Inc.*........          23,056
      2,000  Wallace Computer Services, Inc..........          19,750
      1,000  Waste Connections, Inc.*................          19,750
      3,500  Wind River Systems*.....................         132,563
        600  Xtra Corp.*.............................          23,663
                                                       --------------
                                                           25,848,445
                                                       --------------

Shares                                                          Value
---------------------------------------------------------------------
COMMUNICATIONS -- 3.8%
      2,300  ACTV, Inc.*.............................  $       34,356
      1,600  Adaptive Broadband Corp.*...............          58,800
      1,462  ADC Telecommunications, Inc.*...........         122,625
     31,800  Advanced Fibre Communication, Inc.*.....       1,440,938
      1,400  Advanced Radio Telecom Corp.*...........          20,475
      1,100  Airnet Communications Corp.*............          28,738
      1,300  Allen Telecom, Inc.*....................          22,994
     39,150  ANADIGICS, Inc.*........................       1,333,547
      1,400  Ancor Communications, Inc.*.............          50,072
      3,800  Andrew Corp.*...........................         127,538
      1,700  Antec Corp.*............................          70,656
      2,300  Aspect Communications Corp.*............          90,419
        600  Brooktrout, Inc.*.......................          13,088
      1,500  C-COR.net Corporation*..................          40,500
      1,300  Cable Design Technologies Corp.*........          43,550
      1,100  Carrier Access Corp.*...................          58,163
        400  Celeritek, Inc.*........................          16,325
        100  Centillium Communications, Inc.*........           6,900
      2,600  Comsat Corp.............................          61,100
        700  Concord Communications, Inc.*...........          27,913
      2,200  Copper Mountain Networks, Inc.*.........         193,875
     37,800  Crown Castle International Corp.*.......       1,379,700
        900  CT Communications, Inc..................          25,594
      1,100  CTC Communications Group, Inc.*.........          39,600


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                         Value
--------------------------------------------------------------------
        600  Davox Corp.*............................  $       7,763
      3,300  Digital Microwave Corp.*................        125,813
      2,300  Efficient Networks, Inc.*...............        169,194
      1,000  Elantec Semiconductor, Inc.*............         69,625
      1,400  FirstCom Corp.*.........................         21,088
      4,500  Fonix Corp.*............................          5,063
      3,000  Glenayre Technologies, Inc.*............         31,688
      1,400  Harmonic Lightwaves, Inc.*..............         34,650
     16,200  Harris Corp.............................        530,550
        200  iBEAM Broadcasting Corp.*...............          3,600
     44,495  Inet Technologies, Inc.*................      2,413,854
      4,000  Intelect Communications, Inc.*..........          9,250
      1,800  Intelidata Technologies Corp.*..........         18,563
      1,200  Inter-Tel, Inc..........................         19,275
      2,600  InterDigital Communications Corp.*......         43,063
        500  International FiberCom, Inc.*...........         12,750
      1,500  InterVoice-Brite, Inc.*.................          9,844
      1,200  Intraware, Inc.*........................         19,275
      1,500  L-3 Communications Holdings, Inc.*......         85,594
      1,200  Leap Wireless International, Inc.*......         56,400
        160  Liberty Livewire Corp.*.................         11,240
      1,100  Lifeminders.com, Inc.*..................         32,519
        700  Marketwatch.com, Inc.*..................         13,169
        900  MCK Communications, Inc.*...............         20,813
     24,300  Netro Corp.*............................      1,394,213
        300  Next Level Communication, Inc.*.........         25,725

Shares                                                       Value
------------------------------------------------------------------
        700  Nextel Partners, Inc.*..................  $    22,794
        800  Northeast Optic Network, Inc.*..........       49,300
      6,000  NorthPoint Communications Group,
             Inc.*...................................       67,125
        500  Nucentrix Broadband Networks, Inc.*.....       12,750
        500  Osicom Technologies, Inc.*..............       42,313
      3,500  P-COM, Inc.*............................       19,906
      2,500  Paxson Communications Corp.*............       20,000
     37,300  Pinnacle Holdings, Inc.*................    2,014,200
        800  Plantronics, Inc.*......................       92,400
      1,500  Polycom, Inc.*..........................      141,141
      1,500  Powertel, Inc.*.........................      106,406
      2,600  Powerwave Technologies, Inc.*...........      114,400
        600  Proxim, Inc.*...........................       59,381
        600  Rainbow Technologies, Inc.*.............       29,175
     12,000  Research in Motion Ltd..................      543,000
      4,400  SAVVIS Communications Corp.*............       57,475
      1,900  Sawtek, Inc.*...........................      109,369
      1,500  SBA Communications Corp.*...............       77,906
      1,800  Sirius Satellite Radio, Inc.*...........       79,763
        100  SmartServ Online, Inc.*.................        7,056
        600  Socket Communications, Inc.*............        7,875
        900  Spectralink Corp.*......................       13,163
        700  Symmetricom, Inc.*......................       17,675
      2,700  Tekelec*................................      130,106
      2,600  Terayon Corporation*....................      167,009
      3,500  Terremark Worldwide, Inc.*..............       17,281


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                      Value
------------------------------------------------------------------
      1,100  Time Warner Telecom, Inc. - Class A*....  $    70,813
        600  Tollgrade Communications, Inc.*.........       79,500
        300  Turnstone Systems, Inc.*................       49,702
        800  Tut Systems, Inc.*......................       45,900
        700  U.S. Wireless Corp.*....................       14,963
      1,700  Ulticom, Inc.*..........................       40,827
        500  UTSarcom, Inc.*.........................       15,188
      1,300  Vertel Corp.*...........................       22,750
        500  Viasat, Inc.*...........................       27,125
      1,100  Vixel Corp.*............................        9,075
      1,800  Westell Technologies, Inc.*.............       27,000
      3,200  Williams Communications Group*..........      106,200
      1,500  XM Satellite Radio Holdings, Inc.*......       56,156
        700  Zixit Corporation*......................       32,244
                                                       -----------
                                                        15,108,459
                                                       -----------
COMPUTER HARDWARE -- 1.6%
      1,100  Computer Network Technology Corp.*......       19,113
     76,200  Diebold, Inc............................    2,124,075
     87,400  Iomega Corp.*...........................      349,600
     94,200  Maxtor Corp.*...........................      994,988
      1,500  MTI Technology Corp.*...................       12,000
      4,500  NCR Corp.*..............................      175,219
     15,300  Paradyne Networks, Inc.*................      498,206
     27,400  Tektronix, Inc..........................    2,027,600
                                                       -----------
                                                         6,200,801
                                                       -----------
COMPUTER SERVICES -- 4.9%
     30,300  BISYS Group, Inc.*......................    1,863,450
     14,700  Cadence Design Systems, Inc.*...........      299,513
     70,200  Ceridian Corp.*.........................    1,689,188

Shares                                                        Value
-------------------------------------------------------------------
      1,500  Clarent Corp.*..........................  $    107,250
      1,000  Com21, Inc.*............................        25,000
      1,400  Corillian Corp.*........................        23,275
      2,400  CSG Systems International, Inc.*........       134,550
     29,800  Documentum, Inc.*.......................     2,663,375
      1,200  DSP Group, Inc.*........................        67,200
     54,550  Electronics for Imaging, Inc.*..........     1,380,797
     45,400  eSPEED, Inc. - Class A*.................     1,972,063
      1,200  Exchange Applications, Inc.*............        31,950
     43,700  Extreme Networks, Inc.*.................     4,610,350
      1,000  Gerber Scientific, Inc..................        11,500
      1,500  Globix Corp.*...........................        43,969
      1,200  Insight Enterprises, Inc.*..............        71,175
      2,300  Intergraph Corp.*.......................        17,394
      6,400  Internap Network Services Corp.*........       265,700
     36,200  iXL Enterprises, Inc.*..................       524,900
      1,900  Jack Henry & Associates, Inc............        95,238
      3,000  Mentor Graphics Corp.*..................        59,625
        400  Onvia.com, Inc.*........................         3,450
      4,400  Perot Systems Corp.*....................        48,400
      1,700  Policy Management System Corp.*.........        26,138
     17,000  Purchasepro.com, Inc.*..................       697,000
      2,300  Rare Medium Group, Inc.*................        36,369
     18,500  Register.com, Inc.*.....................       565,406
     38,100  S1 Corp.*...............................       888,206
      3,700  S3, Inc.*...............................        54,575
      1,200  Sciquest.Com, Inc.*.....................        13,725
      2,200  SEI Investments Co......................        87,588
     30,400  Tanning Technology Corp.*...............       585,200


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                       Value
------------------------------------------------------------------
     35,200  Ziff-Davis, Inc.*.......................  $   316,800
      4,900  Ziff-Davis, Inc. - ZD*..................       44,100
                                                       -----------
                                                        19,324,419
                                                       -----------
COMPUTER SOFTWARE -- 5.4%
      4,100  Acxiom Corp.*...........................      111,725
     34,100  Alteon Websystems, Inc.*................    3,412,131
     28,700  Artisoft, Inc.*.........................      347,988
      1,300  AXENT Technologies, Inc.*...............       32,256
        700  Barra, Inc.*............................       34,694
      2,400  BindView Development Corp.*.............       28,800
      2,200  Broadbase Software, Inc.*...............       67,375
        900  C-bridge Internet Solutions, Inc.*......       15,638
     55,500  Caminus Corp.*..........................    1,359,750
      1,800  Dendrite International, Inc.*...........       59,963
      1,200  Digex, Inc.*............................       81,525
      2,700  Electronic Arts*........................      196,931
      6,100  Entrust Technologies, Inc.*.............      504,775
      1,200  HNC Software, Inc.*.....................       74,100
    134,000  Information Resources, Inc.*............      527,625
     12,600  Informix Corp.*.........................       93,713
      4,200  Liberate Technologies, Inc.*............      123,113
      1,300  Manugistics Group, Inc.*................       60,775
     26,910  Mercury Interactive Corp.*..............    2,603,543
      1,300  MetaCreations Corp.*....................       15,600
     10,000  Micromuse, Inc.*........................    1,654,844
     18,800  MicroStrategy, Inc.*....................      564,000
      1,800  Midway Games, Inc.*.....................       14,513
      2,500  National Information Consortium,
             Inc.*...................................       28,438
      1,200  Net Perceptions, Inc.*..................       19,050
     48,000  New Era of Networks, Inc.*..............    2,040,000

Shares                                                         Value
--------------------------------------------------------------------
     16,100  Novell, Inc.*...........................  $     148,925
        100  Numerical Technologies, Inc.*...........          4,863
      1,700  Objective Systems Integrator, Inc.*.....         18,169
     11,800  OTG Software, Inc.*.....................        337,038
      2,300  Pinnacle Systems, Inc.*.................         51,714
     40,133  PRI Automation, Inc.*...................      2,624,321
      1,000  Project Software & Development, Inc.*...         18,000
      2,400  Proxicom, Inc.*.........................        114,900
      6,640  PSINet, Inc.*...........................        166,830
      1,000  Ramp Networks, Inc.*....................         11,875
      6,974  Razorfish, Inc.*........................        112,020
      3,700  Rhythms NetConnections, Inc.*...........         46,481
      1,700  Santa Cruz Operation, Inc. (The)*.......         10,838
     70,450  SERENA Software, Inc.*..................      3,198,873
      6,000  Sungard Data Systems, Inc.*.............        186,000
      2,000  Sykes Enterprises, Inc.*................         25,750
      1,600  TenFold Corp.*..........................         26,300
      1,500  Transaction Systems*....................         25,688
     11,100  USinternetworking, Inc.*................        226,856
      1,000  WatchGuard Technologies, Inc.*..........         54,938
                                                       -------------
                                                          21,483,244
                                                       -------------
COMPUTER SOFTWARE & PROCESSING -- 4.0%
        800  About.com, Inc.*........................         25,200
        700  Acacia Research Corp.*..................         16,800
      1,300  Accrue Software, Inc.*..................         46,150
      1,200  Active Software, Inc.*..................         93,225
      1,400  Actuate Corporation*{::}................         74,725
        100  Adept Technology, Inc.*.................          4,675


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                         Value
--------------------------------------------------------------------
      1,400  Advent Software, Inc.*..................  $      90,300
      2,300  Affiliated Computer Services, Inc.*.....         76,044
      1,600  Agency.com, Inc.*.......................         28,500
      2,200  Agile Software Corp.*...................        155,513
      1,300  Allaire Corp.*..........................         47,775
        536  America Online, Inc.*...................         28,300
      1,900  American Management Systems*............         62,373
      1,100  Analysts International Corp.............         10,244
      2,000  AnswerThink Consulting Group, Inc.*.....         33,250
      2,300  Applied Digital Solutions, Inc.*........          7,763
      1,100  Applied Theory Corp.*...................         16,500
      1,700  AppNet, Inc.*...........................         61,200
      3,200  Art Technology Group, Inc.*.............        323,000
      1,600  Ask Jeeves*.............................         28,900
     27,300  Aspen Technology, Inc.*.................      1,051,050
      3,100  Autodesk, Inc...........................        107,531
      1,800  Avant! Corporation*.....................         33,722
      1,500  AVT Corp.*..............................         11,063
      1,000  Aware, Inc.*............................         51,125
      1,400  barnesandnoble.com, Inc.*...............          9,144
      1,700  Be, Inc.*...............................          8,500
      2,800  Be Free, Inc.*..........................         25,200
      1,000  Blaze Software, Inc.*...................         13,625
        900  Bluestone Software, Inc.*...............         23,119
        500  Bottomline Technologies, Inc.*..........         17,094
      1,100  Brady Corporation.......................         35,750
        900  Braun Consulting*.......................         19,013
      1,300  Brio Technology, Inc.*..................         27,544
      1,500  Bsquare Corp.*..........................         33,656

Shares                                                       Value
------------------------------------------------------------------
      1,700  Cacheflow, Inc.*........................  $   104,656
      1,100  CAIS Internet, Inc.*....................       15,469
      1,800  Caldera Systems, Inc.*..................       23,513
      2,800  Cambridge Technology Partners, Inc.*....       24,413
      3,500  CareInsite, Inc.*.......................       62,563
      1,000  CCC Information Services Group*.........       10,625
      1,600  Cerner Corp.*...........................       43,600
      2,700  Checkfree Holdings Corp.*...............      139,219
      2,505  Choicepoint, Inc.*......................      111,473
      1,600  Chordiant Software, Inc.*...............       26,600
      2,800  Ciber, Inc.*............................       37,100
      3,100  Cirrus Logic, Inc.*.....................       49,600
        700  Clarus Corporation*.....................       27,213
      4,000  CNET Networks, Inc.*....................       98,250
      1,900  Cognex Corp.*...........................       98,325
        300  Cognizant Technology Solutions Corp.*...        9,956
      7,200  Comdisco, Inc...........................      160,650
      2,700  Communication Intelligence Corp.*.......       12,108
      1,800  Complete Business Solutions*............       31,613
      1,600  Computer Horizons Corp.*................       21,500
     17,400  Compuware Corp.*........................      180,525
        700  CoStar Group, Inc.*.....................       17,544
      1,800  Cyber-Care, Inc.*.......................       17,916
      1,200  Cybersource Corp.*......................       16,575
      1,400  Cylink Corp.*...........................       23,450
      1,100  Cysive, Inc.*...........................       26,263
      1,000  Daleen Technologies, Inc.*..............       15,438
      1,700  Data Return Corp.*......................       49,300
      1,000  Datastream Systems, Inc.*...............       12,500
      1,500  Datatec Systems, Inc.*..................        8,438
      3,700  Deluxe Corp.............................       87,181


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                       Value
------------------------------------------------------------------
        600  Digimarc Corp.*.........................  $    23,100
      1,100  Digital Insight Corp.*..................       37,400
      1,400  Digital Lightwave, Inc.*................      140,788
      1,000  Digital River, Inc.*....................        7,688
      1,500  DigitalThink, Inc.*.....................       53,813
        200  DSET Corp.*.............................        6,075
        700  e.Medsoft.Com*..........................        5,600
      1,500  E.piphany, Inc*.........................      160,781
      5,100  Earthlink, Inc.*........................       78,731
      1,500  Echelon Corp.*..........................       86,906
      1,300  Egain Communications Corp.*.............       15,763
      2,100  eLoyalty Corp.*.........................       26,775
      1,200  Embarcadero Technologies, Inc.*.........       35,250
      1,500  eMerge Interactive, Inc. - Class A*.....       26,906
      5,100  Engage, Inc.*...........................       65,981
      1,100  ePresence, Inc.*........................        7,975
        700  Excalibur Technologies Corp.*...........       27,956
      1,400  eXcelon Corp.*..........................       11,113
        900  Extensity, Inc.*........................       30,825
      1,000  F5 Networks, Inc.*......................       54,563
      1,500  Factset Research Systems, Inc...........       42,375
      1,500  Filenet Corp.*..........................       27,563
      1,600  Frontline Capital Group*................       34,100
        700  FutureLink Corp*........................        5,031
        900  Gartner Group, Inc......................       10,800
        900  Geoworks Corporation (DE)*..............       14,175
      1,500  GetThere.com*...........................       15,844
        800  GlobalNet Financial.com, Inc.*..........       16,800
      1,500  Go2net, Inc.*...........................       75,469

Shares                                                       Value
------------------------------------------------------------------
      2,300  GoTo.Com*...............................  $    35,219
        800  Great Plains Software, Inc.*............       15,700
        900  GRIC Communications, Inc.*..............       16,144
      1,700  Gtech Holdings Corp.*...................       38,569
      2,500  High Speed Access Corp.*................       16,406
      3,600  Homestore.com, Inc.*....................      105,075
      1,500  HotJobs.com Ltd.*.......................       20,719
      1,600  Hypercom Corp.*.........................       23,000
      1,500  Hyperion Solutions Corp.*...............       48,656
      1,595  i2 Technologies, Inc.*..................      166,304
      1,100  IDT Corp.*..............................       37,331
      1,300  IDX Systems Corp.*......................       18,363
      2,400  iGate Capital Corp.*....................       33,000
      1,800  IMRglobal Corporation*..................       23,513
      1,500  Industri-Matematik International
             Corp.*..................................        8,063
      1,500  Infocure Corp.*.........................        8,438
        960  Infogrames, Inc.*.......................        7,800
      1,600  Informatica Corp.*......................      131,100
      1,300  Information Architects Corp.*...........        9,019
        500  Inforte Corp.*..........................       18,000
      2,300  infoUSA, Inc.*..........................       14,950
      2,900  Inprise Corporation*....................       17,763
        200  Integrated Circuit System*..............        3,425
        800  Intelligroup, Inc.*.....................        9,600
        900  Interact Commerce Corp.*................       10,631
        700  Interactive Intelligence, Inc.*.........       26,250
        600  Intercept Group, Inc.*..................       10,200
      2,400  Interliant, Inc.*.......................       55,950
      2,200  Internet Pictures Corp.*................       33,275
      3,800  Intertrust Technologies Corp.*..........       78,138


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                       Value
------------------------------------------------------------------
      1,300  InterWorld Corp.*.......................  $    26,650
      1,100  Interwoven, Inc.*.......................      120,983
        900  Intranet Solutions, Inc.*...............       34,538
      1,900  ISS Group, Inc.*........................      187,595
      1,800  ITXC Corp.*.............................       63,731
      1,400  iVillage, Inc.*.........................       11,813
      5,100  J.D. Edwards & Co.*.....................       76,819
      1,100  JDA Software Group, Inc.*...............       21,106
      1,800  Juno Online Services, Inc.*.............       19,350
      3,300  Kana Communications, Inc.*..............      204,188
      3,400  Keane, Inc.*............................       73,525
      1,200  Keynote Systems, Inc.*..................       84,675
        600  Kronos, Inc.*...........................       15,600
      1,800  Lante Corp.*............................       36,788
      4,300  Legato Systems, Inc.*...................       65,038
        600  Level 8 Systems, Inc.*..................       12,638
      2,400  LHS Group, Inc.*........................       82,800
      1,000  Liquid Audio*...........................        9,469
      4,100  Looksmart*..............................       75,850
      1,600  Loudeye Technologies, Inc.*.............       27,900
      3,000  Macromedia, Inc.*.......................      290,063
      1,900  Mail.com, Inc.*.........................       10,806
      1,100  Manhattan Associates, Inc.*.............       27,500
        400  Mapinfo Corp.*..........................       16,250
      1,100  Marimba, Inc.*..........................       15,331
      1,500  Maxygen, Inc.*..........................       85,148
      1,500  Mediaplex, Inc.*........................       28,969
      1,500  MedicaLogic/Medscape, Inc.*.............       13,875
      1,400  Mercator Software, Inc.*................       96,250
      1,600  Metasolv Software, Inc.*................       70,400
        700  MSI Holdings, Inc.*.....................        6,344
      1,300  Multex.com, Inc.*.......................       32,744
      1,500  National Data Corp......................       34,500

Shares                                                       Value
------------------------------------------------------------------
      2,200  National Instruments Corp.*.............  $    95,975
      2,600  Navisite, Inc.*.........................      108,713
      1,000  net.Genesis Corp.*......................       18,063
        700  NetCreations, Inc.*.....................       32,069
        900  Netegrity, Inc.*........................       67,781
        600  netGuru, Inc.*..........................       10,725
      1,000  NETIQ Corp.*............................       59,625
      1,300  NetObjects, Inc.*.......................       11,863
        800  Netopia, Inc.*..........................       32,200
      2,800  Netpliance, Inc.*.......................       25,550
      1,200  Netscout Systems, Inc.*.................       15,450
        300  NETsilicon, Inc.*.......................        9,825
        700  Netsolve, Inc*..........................       18,200
      8,300  Network Associates, Inc.*...............      169,113
      2,500  Network Commerce, Inc.*.................       13,750
        200  Network Equipment Tech, Inc.*...........        2,013
        700  Network Peripherals, Inc.*..............       11,725
      4,900  NetZero, Inc.*..........................       25,572
        400  Niku Corp.*.............................       13,500
      3,500  NOVA Corp.*.............................       97,781
        900  Novadigm, Inc.*.........................       17,775
      1,300  Nuance Communications, Inc.*............      108,306
      1,100  ON2.COM, Inc.*..........................        5,638
        900  OnDisplay, Inc.*........................       73,294
      2,200  Open Market, Inc.*......................       30,388
      3,700  Organic, Inc.*..........................       36,075
      1,300  Packeteer, Inc.*........................       37,863
     12,900  Parametric Technology Corp.*............      141,900
        800  PC-Tel, Inc.*...........................       30,400
      1,200  PEC Solutions, Inc.*....................        9,750
      1,400  Pegasystems, Inc.*......................        7,000
     12,600  PeopleSoft, Inc.*.......................      211,050


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                         Value
--------------------------------------------------------------------
     46,550  Peregrine Systems, Inc.*................  $   1,614,703
        900  Persistence Software*...................         16,313
      1,200  Phoenix Technologies Ltd.*..............         19,575
        600  Pivotal Corp.*..........................         14,100
      1,800  Pixar, Inc.*............................         63,450
      1,000  PLX Technology, Inc.*...................         41,500
      1,000  Primark Corp.*..........................         37,250
        800  Primus Knowledge Solutions, Inc.*.......         36,000
      1,100  ProBusiness Services, Inc.*.............         29,219
      3,000  Prodigy Communications Corp. - A*.......         31,500
      1,600  Progress Software Corp.*................         28,700
      1,900  Puma Technology, Inc.*..................         50,944
        600  QRS Corp.*..............................         14,738
      4,000  Quest Software, Inc.*...................        221,500
      1,600  Quintus Corporation*....................         31,775
      1,200  Radiant Systems, Inc.*..................         28,800
        800  Radisys Corp.*..........................         45,400
      3,700  Rambus, Inc.*...........................        381,100
      7,100  Red Hat, Inc.*..........................        192,144
      1,400  Remedy Corp.*...........................         78,050
      2,200  Retek, Inc.*............................         70,400
      1,800  RSA Security, Inc.*.....................        124,650
      2,000  Saba Software, Inc.*....................         42,000
      1,300  SAGA SYSTEMS, Inc.*.....................         16,169
      1,400  Sagent Technology, Inc.*................         19,950
      1,200  Sanchez Computer Associates*............         28,500
      3,300  Scient Corp.*...........................        145,613
      1,000  Seachange International, Inc.*..........         28,875
      1,100  Secure Computing Corp.*.................         20,694
        200  Selectica, Inc.*........................         14,013
      1,300  Shared Medical Systems Corp.............         94,819

Shares                                                       Value
------------------------------------------------------------------
        900  Silver Stream Software, Inc*............  $    51,975
      2,100  Software.Com, Inc*......................      272,738
        800  Sonic Foundry, Inc.*....................       16,800
      1,200  SonicWall, Inc.*........................      105,675
        800  Source Information Management Co.*......       12,200
      1,200  SportsLine.com, Inc.*...................       20,475
        500  SPSS, Inc.*.............................       14,563
        800  Spyglass, Inc.*.........................       25,050
        800  Starbase Corp.*.........................        8,500
      3,000  StarMedia Network, Inc.*................       56,625
      1,700  Structural Dynamics Research*...........       25,606
      1,500  SVI Holdings, Inc.*.....................        7,688
      1,100  Switchboard, Inc.*......................       11,000
      3,800  Sybase, Inc.*...........................       87,400
      3,300  Symantec Corp.*.........................      177,994
      3,300  Synopsys, Inc.*.........................      114,056
      1,400  Syntel, Inc.*...........................       14,000
      1,100  Take-Two Interactive Software*..........       13,338
      2,100  Technology Solutions Co.*...............       12,994
      1,700  3DO Company (The)*......................       13,334
        700  Travelocity.com, Inc.*..................       11,463
        700  Trex Company, Inc.*.....................       35,000
      1,000  Trizetto Group*.........................       16,188
      1,200  Tumbleweed Communications Corp.*........       61,050
        900  U.S. Interactive, Inc.*.................       11,644
        900  Unify Corp.*............................        7,706
      1,300  Uproar Ltd.*............................        9,669
      1,500  Verity, Inc.*...........................       57,000
        200  Versata, Inc.*..........................        8,063
      3,300  VerticalNet, Inc.*......................      121,894
      2,500  VIA NET.WORKS, Inc.*....................       38,594


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                         Value
--------------------------------------------------------------------
        800  Viador, Inc.*...........................  $      12,700
        900  viaLink Co. (The)*......................          9,281
      2,200  Viant Corp.*............................         65,175
      1,300  Vicinity Corp.*.........................         25,513
      5,900  Vitria Technology, Inc.*................        360,638
      1,500  Voyager.net, Inc.*......................         12,000
      2,200  Wave Systems Corp.*.....................         34,788
      1,400  webMethods, Inc.*.......................        220,063
        900  Websense, Inc.*.........................         22,613
      1,100  WebTrends Corp.*........................         42,556
        700  Witness Systems, Inc.*..................         17,063
      2,200  Women.com Networks, Inc.*...............          4,538
      2,300  Xpedior, Inc.*..........................         31,769
                                                       -------------
                                                          15,857,487
                                                       -------------
COMPUTERS & INFORMATION -- 0.8%
      2,400  Advanced Digital Information Corp.*.....         38,250
        600  Analogic Corp...........................         24,000
      1,100  APEX, Inc.*.............................         48,125
      1,100  Bell & Howell Company*..................         26,675
      3,395  Cisco Systems, Inc.*....................        215,787
      2,500  Concurrent Computer Corp.*..............         32,813
      1,200  Crossroads Systems, Inc.*...............         30,300
        900  Cybex Computer Products Corp.*..........         38,700
      1,100  Dot Hill Systems Corp.*.................         12,100
      1,200  Electro Scientific Industries, Inc.*....         52,838
      6,800  eMachines, Inc.*........................         18,275
     14,700  Emulex Corp.*...........................        965,606
        400  Extended Systems, Inc.*.................         38,400
      1,200  Gadzoox Networks, Inc.*.................         16,425
        500  Go.Com*.................................          5,969

Shares                                                        Value
-------------------------------------------------------------------
        800  Immersion Corp.*........................  $     24,000
      1,100  In Focus Systems, Inc.*.................        35,406
        500  Interlink Electronics, Inc.*............        20,938
      3,500  International Game Technology*..........        92,750
        900  Intrusion.Com, Inc.*....................        10,181
        600  MCSI, Inc.*.............................        15,525
      4,300  Micron Electronics, Inc.*...............        53,750
        800  MICROS Systems, Inc.*...................        14,850
      1,500  National Computer Systems, Inc..........        73,875
        900  Natural Microsystems Corp.*.............       101,194
      1,500  Netrix Corp.*...........................        18,469
      1,100  NYFIX, Inc.*............................        46,131
        500  Procom Technology, Inc.*................        25,844
      7,500  Quantum Corp. - DLT & Storage*..........        72,656
      4,300  Quantum Corp. - Hard Disk Drive
             Group*..................................        47,569
      3,600  Reynolds & Reynolds Company.............        65,700
      3,100  Sandisk Corp.*..........................       189,681
        100  SBS Technologies, Inc.*.................         3,694
        700  SCM Microsystems, Inc.*.................        42,394
      8,900  Silicon Graphics, Inc.*.................        33,375
        800  SmartDisk Corporation*..................        22,000
      4,800  Storage Technology Corp.*...............        52,500
      1,500  Systems & Computer Technology
             Corporation*............................        30,000
        800  Telxon Corp.*...........................        14,300
        800  Three-Five Systems, Inc.*...............        47,200
      1,000  Tricord Systems, Inc.*..................        18,063
      1,697  VA Linux, Inc*..........................        72,971
      1,200  Visual Networks, Inc.*..................        34,200
      6,400  Western Digital Corp.*..................        32,000


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
      1,400  Xircom, Inc.*...........................  $     66,500
      1,700  Xybernaut Corp.*........................        19,019
      1,500  Zebra Technologies Corp.*...............        66,469
                                                       ------------
                                                          3,027,467
                                                       ------------
CONTAINERS & PACKAGING -- 0.0%
      2,600  American National Can Group, Inc........        43,875
      1,500  Ball Corp...............................        48,281
      1,100  Clarcor, Inc............................        21,863
      6,100  Crown Cork & Seal Co., Inc..............        91,500
        600  US Can Corp.*...........................        10,425
                                                       ------------
                                                            215,944
                                                       ------------
COSMETICS & PERSONAL CARE -- 0.0%
      2,600  Alberto-Culver Co.......................        79,463
        500  Chemed Corp.............................        14,094
      1,800  Church & Dwight, Inc....................        32,400
      4,900  Dial Corp...............................        50,838
                                                       ------------
                                                            176,795
                                                       ------------
EDUCATION -- 0.0%
        700  Strayer Education, Inc..................        16,800
                                                       ------------
ELECTRIC UTILITIES -- 1.3%
      5,200  Allegheny Energy, Inc...................       142,350
      3,700  Alliant Energy Corp.....................        96,200
      2,200  Avista Corp.............................        38,363
      1,000  Black Hills Corp........................        22,563
        800  CH Energy Group, Inc....................        27,150
      5,200  Cinergy Corp............................       132,275
     15,800  Citizens Communications Co.*............       272,550
      1,100  Cleco Corporation.......................        36,850
      1,500  CMP Group, Inc..........................        43,969
      5,800  CMS Energy Corp.........................       128,325

Shares                                                       Value
------------------------------------------------------------------
      4,500  Conectiv, Inc...........................  $    70,031
      7,900  DPL, Inc................................      173,306
      3,500  DQE, Inc................................      138,250
      2,700  El Paso Electric Co.*...................       30,206
        800  Empire District Electric Co.............       17,650
      7,700  Energy East Corp........................      146,781
      7,200  GPU, Inc................................      194,850
      1,800  Idacorp Inc.............................       58,050
      4,000  Ipalco Enterprises, Inc.................       80,500
      3,000  Kansas City Power & Light...............       67,500
      4,400  KeySpan Corp............................      135,300
      6,100  LG&E Energy Corp........................      145,638
      3,500  Minnesota Power, Inc....................       60,594
      6,300  Montana Power Co. (The).................      222,469
      7,000  New Century Energies, Inc...............      210,000
      8,300  Niagara Mohawk Holdings, Inc.*..........      115,681
      5,900  NiSource, Inc...........................      109,888
      8,900  Northeast Utilities.....................      193,575
      9,400  Northern States Power Co................      189,763
      1,100  Northwestern Corporation................       25,438
        500  NRG Energy, Inc.*.......................        9,125
      2,800  NSTAR...................................      113,925
      3,700  OGE Energy Corp.........................       68,450
      1,100  Otter Tail Power Co.....................       23,100
      4,000  Pinnacle West Capital Corp..............      135,500
      2,000  Plug Power, Inc.*.......................      125,000
      5,600  Potomac Electric Power..................      140,000
      6,700  PPL Corp................................      146,981
      1,900  Public Service Co. of New Mexico........       29,331
      4,000  Puget Sound Energy, Inc.................       85,250
      1,700  RGS Energy Group, Inc...................       37,825
      4,900  Scana Corp..............................      118,213
     12,200  Sempra Energy...........................      207,400


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
      3,700  Sierra Pacific Resources................  $     46,481
      6,100  Teco Energy, Inc........................       122,381
      1,300  UGI Corp................................        26,650
      1,500  Unisource Energy Corp. Holding
             Company.................................        22,500
        700  United Illuminating Co..................        30,625
      4,400  Utilicorp United, Inc...................        87,450
      3,300  Western Resources, Inc..................        51,150
      7,200  Wisconsin Energy Corp...................       142,650
      1,300  WPS Resources Corp......................        39,081
                                                       ------------
                                                          5,135,133
                                                       ------------
ELECTRICAL EQUIPMENT -- 0.8%
      1,000  Advanced Lighting Technologies*.........        18,500
      1,500  Ametek, Inc.............................        26,250
      1,700  Artesyn Technologies, Inc.*.............        47,281
        100  Asiainfo Holdings, Inc.*................         4,469
      1,700  Baldor Electric Company.................        31,663
      1,500  C&D Technologies, Inc...................        84,750
      1,400  Checkpoint Systems, Inc.*...............        10,500
        500  EMCOR Group, Inc.*......................        11,594
    125,000  Evans & Sutherland Computer Co.*........       796,875
        300  Franklin Electric Co....................        20,325
        400  FuelCell Energy, Inc.*..................        27,625
        600  Genlyte Group, Inc.*....................        12,638
        400  HI/FN, Inc.*............................        17,750
        900  Littelfuse, Inc.*.......................        44,100
      3,800  Micrel, Inc.*...........................       165,063
      2,000  National Service Industries, Inc........        39,000
      2,400  Quanta Services, Inc.*..................       132,000
      1,300  Rayovac Corp.*..........................        29,088
      1,700  SLI, Inc................................        20,613

Shares                                                        Value
-------------------------------------------------------------------
        700  Superconductor Technologies*............  $     27,519
     53,825  Therma-Wave, Inc.*......................     1,200,970
      1,700  Thermo Ecotek Corporation*..............        15,938
      3,000  Thomas & Betts Corp.....................        57,375
        700  Thomas Industries, Inc..................        12,381
      4,100  U.S. Industries, Inc....................        49,713
      2,100  Ucar International, Inc.*...............        27,431
      1,600  Valence Technology, Inc.*...............        29,500
      1,100  Valmont Industries......................        21,863
      1,900  Vicor Corp.*............................        66,144
        200  Woodhead Industries, Inc................         3,650
        600  Zygo Corp.*.............................        54,488
                                                       ------------
                                                          3,107,056
                                                       ------------
ELECTRONICS -- 7.6%
        800  ACT Manufacturing, Inc.*................        37,150
     38,100  Actel Corp.*............................     1,738,313
      5,200  Adaptec, Inc.*..........................       118,300
        600  ADE Corp.*..............................        11,475
     41,400  Aeroflex, Inc.*.........................     2,057,063
      2,000  Alliance Semiconductor Corp.*...........        49,125
      1,600  Alpha Industries, Inc.*.................        70,500
        900  American Superconductor Corp.*..........        43,425
        200  American Technical Ceramics
             Corporation*............................         5,575
        900  American Xtal Technology, Inc.*.........        38,925
      1,900  Amphenol Corp.*.........................       125,756
        550  Anaren Microwave, Inc.*.................        72,179
        600  APA Optics, Inc.*.......................         8,550
        300  Armor Holdings, Inc.*...................         3,900
      5,800  Arrow Electronics, Inc.*................       179,800


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
        400  AstroPower, Inc.*.......................  $     10,850
      1,300  ATMI, Inc.*.............................        60,450
      1,000  Audiovox Corp.*.........................        22,063
      2,600  Avnet, Inc..............................       154,050
        900  Barnes Group, Inc.......................        14,681
        800  Benchmark Electronics, Inc.*............        29,250
        900  Black Box Corporation*..................        71,255
        600  California Amplifier, Inc.*.............        27,450
      1,000  Caliper Technologies Corp.*.............        46,000
      2,800  Cellstar Corp.*.........................         7,788
      1,400  Cobalt Networks, Inc.*..................        81,025
        900  Cohu, Inc...............................        24,272
      1,500  Cree, Inc.*.............................       200,250
      1,300  CTS Corp................................        58,500
      2,700  Dallas Semiconductor Corp...............       110,025
      1,900  DDi Corp.*..............................        54,150
     24,000  DuPont Photomasks, Inc.*................     1,644,000
        600  8x8, Inc.*..............................         7,200
        700  Emcore Corp.*...........................        84,000
      4,700  Energizer Holdings, Inc.*...............        85,775
        600  Energy Conversion Devices, Inc.*........        15,225
        800  Esterline Technologies Corp.*...........        11,900
     21,900  Exar Corp.*.............................     1,909,406
      3,700  Fairchild Semiconductor International,
             Inc.*...................................       149,850
      7,200  Finisar Corporation*....................       188,550
      1,200  FSI International, Inc.*................        26,025
      1,700  General Semiconductor, Inc.*............        25,075
      8,800  Handspring, Inc.*.......................       237,600
      1,000  Helix Technology Corp...................        39,000
     49,900  Herley Industries, Inc.*................       941,863
      1,100  Hughes Supply, Inc......................        21,725

Shares                                                         Value
--------------------------------------------------------------------
      1,200  Hutchinson Technology, Inc.*............  $      17,100
        400  Ibis Technology Corp.*..................         24,150
      1,700  Imation Corporation*....................         49,938
      3,500  Integrated Device Technology, Inc.*.....        209,563
     45,800  Integrated Silicon Solution, Inc.*......      1,740,400
      2,900  International Rectifier Corp.*..........        162,400
      1,000  Intersil Holding Corp.*.................         54,063
      1,700  Irvine Sensors Corp.*...................          7,225
        600  IXYS Corp.*.............................         32,025
      1,000  JNI Corp.*..............................         31,625
      4,000  KEMET Corp.*............................        100,250
      1,300  Kent Electronics Corp.*.................         38,756
      1,500  Kopin Corp.*............................        103,875
      2,200  Lattice Semiconductor Corp.*............        152,075
     13,900  Litton Industries, Inc.*................        583,800
      2,200  LTX Corp.*..............................         76,863
      1,000  Mercury Computer Systems, Inc.*.........         32,313
      1,700  Methode Electronics.....................         65,663
      2,500  Microchip Technology, Inc.*.............        145,664
        600  Microsemi Corp.*........................         20,363
        500  Microvision, Inc.*......................         24,500
        600  MIPS Technologies, Inc.*................         25,500
      1,192  MIPS Technologies, Inc.*................         45,884
      1,500  MMC Networks, Inc.*.....................         80,156
      2,600  MRV Communications, Inc.*...............        174,850
        100  New Focus, Inc.*........................          8,213
    103,945  Oak Technology, Inc.*...................      2,241,314
        500  Park Electrochemical Corp...............         18,031
      8,500  Parlex Corp.*...........................        358,063


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                          Value
---------------------------------------------------------------------
        600  Pericom Semiconductor Corp.*............  $       40,800
      1,100  Photronics, Inc.*.......................          31,213
      1,300  Pioneer Standard Electronics............          19,175
     41,900  Pixelworks, Inc.*.......................         953,225
        800  Plexus Corp.*...........................          90,400
      1,300  Power Integrations, Inc.*...............          30,631
      1,500  Power-One, Inc.*........................         170,906
      1,200  Quantum Effect Devices, Inc.*...........          68,400
        900  Quicklogic Corp.*.......................          20,025
     60,300  REMEC, Inc.*............................       2,525,063
        600  Research Frontiers, Inc.*...............          18,000
        600  Rogers Corp.*...........................          21,000
        700  Rudolph Technologies, Inc.*.............          27,125
        840  Sanmina Corp.*..........................          71,820
        600  SCG Holding Corp*.......................          13,125
     54,315  Semtech Corp.*..........................       4,154,251
     43,900  Sensormatic Electronics Corp.*..........         694,169
      1,200  Silicon Image, Inc.*....................          59,850
        200  Silicon Laboratories, Inc.*.............          10,625
      1,600  Silicon Valley Group, Inc.*.............          41,400
      1,100  Siliconix, Inc.*........................          74,250
      1,000  Sipex Corp.*............................          27,688
      2,200  Somera Communications, Inc.*............          29,975
        800  Spectra-Physics Lasers, Inc.*...........          55,950
      1,400  SpeedFam-IPEC, Inc.*....................          25,463
        300  Standard Microsystems Corp.*............           4,613
      1,100  Stoneridge, Inc.*.......................           9,625
     16,400  Stratos Lightwave, Inc.*................         457,150
        600  Supertex, Inc.*.........................          30,150

Shares                                                         Value
--------------------------------------------------------------------
        800  Technitrol, Inc.........................  $      77,500
        800  Telaxis Communications Corp.*...........         25,000
        800  Telcom Semiconductor, Inc.*.............         32,050
      1,200  3dfx Interactive, Inc.*.................          9,338
      2,400  Titan Corp.*............................        107,400
      1,800  Transwitch Corp.*.......................        138,938
      1,200  Trimble Navigation Ltd.*................         58,575
     21,100  TriQuint Semiconductor, Inc.*...........      2,019,007
        200  Universal Display Corp.*................          5,938
      2,100  Viasystems Group, Inc.*.................         33,994
      2,200  Virata Corp.*...........................        131,175
      1,600  Vyyo, Inc.*.............................         43,200
      1,900  Wesco International, Inc.*..............         18,169
      2,800  World Access, Inc.*.....................         30,975
        700  Zoran Corp.*............................         46,156
                                                       -------------
                                                          30,097,393
                                                       -------------
ENTERTAINMENT & LEISURE -- 0.8%
        600  Anchor Gaming*..........................         28,763
      1,300  Argosy Gaming Company*..................         18,688
      1,100  Avid Technology, Inc.*..................         13,200
      1,100  Bally Total Fitness Holdings Corp.*.....         27,913
      1,900  Boca Resorts, Inc.*.....................         18,763
      3,600  Callaway Golf Co........................         58,725
        700  Championship Auto Racing Teams, Inc.*...         17,850
      1,000  Concord Camera Corp.*...................         20,875
        500  Direct Focus, Inc.*.....................         24,500
      2,000  ESS Technology*.........................         29,000
      1,600  Gaylord Entertainment Company...........         34,400
        400  GC Companies, Inc.*.....................          8,950


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
      6,000  Harrah's Entertainment, Inc.*...........  $    125,625
      8,200  Hasbro, Inc.............................       123,513
      2,200  Hollywood Entertainment Corp.*..........        17,325
      1,000  Hollywood.com, Inc.*....................         7,750
      2,500  International Speedway Corp.............       103,438
        900  Jakks Pacific, Inc.*....................        13,275
      1,900  Macrovision Corp.*......................       121,452
      1,200  Pinnacle Entertainment, Inc.*...........        23,325
      2,200  Polaroid Corp...........................        39,738
      3,700  Premier Parks, Inc.*....................        84,175
      3,000  SFX Entertainment, Inc. - Class A*......       135,938
      2,000  Speedway Motorsports, Inc.*.............        46,000
        900  THQ, Inc.*..............................        10,969
      1,700  Ticketmaster Online-CitySearch, Inc.*...        27,094
     61,000  Westwood One, Inc. *....................     2,081,626
        500  World Wrestling Federation
             Entertainment, Inc.*....................        10,406
                                                       ------------
                                                          3,273,276
                                                       ------------
ENVIRONMENTAL -- 0.0%
      2,400  Apria Healthcare Group, Inc.*...........        29,400
                                                       ------------
FINANCIAL SERVICES -- 2.4%
      1,100  Affiliated Managers Group*..............        50,050
      1,500  Alaska Communications Systems Group,
             Inc.*...................................        15,563
        700  Alexandria Real Estate Equities.........        24,019
        300  Alleghany Corp.*........................        50,400
      3,200  Allied Capital Corp.....................        54,400

Shares                                                      Value
-----------------------------------------------------------------
      1,000  American Industrial Properties REIT.....  $   13,563
      7,100  Ameritrade Holding Corp.*...............      82,538
        800  Amli Residential Properties.............      18,850
        600  Ampal-American Israel Corp. - Class
             A*......................................       9,000
      3,100  Apartment Investment & Management Co....     134,075
      6,200  Archstone Communities Trust.............     130,588
      3,100  Arden Realty, Inc.......................      72,850
      3,100  AvalonBay Communities, Inc..............     129,425
        400  Bancfirst Corp..........................      12,600
        900  Bedford Property Investors..............      16,706
        600  Blackrock, Inc.*........................      17,400
      2,000  BOK Financial Corporation*..............      35,125
        800  Boykin Lodging Company..................      10,800
      1,000  Bradley Real Estate, Inc................      21,313
      1,700  Brandywine Realty Trust.................      32,513
      2,100  BRE Properties..........................      60,638
      1,800  Camden Property Trust...................      52,875
      1,000  Capital Automotive......................      14,125
      3,500  Capitol Federal Financial...............      38,719
      3,100  CarrAmerica Realty Corp.................      82,150
      1,200  CBL & Associates Properties.............      29,925
      1,800  Centura Banks, Inc......................      61,088
      2,200  Champion Enterprises, Inc.*.............      10,725
      3,626  Charles Schwab Corp. (The)..............     121,924
      1,000  Charter Municipal Mortgage Acceptance
             Company.................................      12,313
      1,300  Chateau Communities, Inc................      36,725


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
        700  Chelsea GCA Realty, Inc.................  $     24,194
      1,000  Colonial Properties Trust...............        27,375
      1,400  Commercial NET Lease Realty.............        14,700
      2,300  Community First Bankshares..............        37,519
      1,800  Cornerstone Realty Income Trust.........        18,000
      6,800  Countrywide Credit Industries, Inc......       206,125
      1,500  Cousins Properties, Inc.................        57,750
      2,100  Credit Acceptance Corp.*................        11,681
      5,700  Crescent Real Estate Equities Co........       116,850
        600  Dain Rauscher Corp......................        39,600
      1,900  Doral Financial Corp....................        21,731
      5,900  Duke-Weeks Realty Corporation...........       132,013
      2,000  E-Loan, Inc.*...........................         9,500
      1,100  East-West Bancorp, Inc..................        15,813
        700  Eastgroup Properties....................        14,744
      1,700  Eaton Vance Corp........................        78,625
      4,200  Edwards (A.G.), Inc.....................       163,800
        300  Entertainment Properties Trust..........         4,144
        800  Essex Property Trust, Inc...............        33,600
      1,900  Federal Realty Investment Trust.........        38,000
      3,800  Federated Investors, Inc................       133,238
      1,500  Financial Security Assurance Holdings
             Ltd.....................................       113,813
      1,800  First Industrial Realty Trust...........        53,100
      9,200  First Security Corp.....................       124,775
        600  4 Kids Entertainment, Inc.*.............        15,638

Shares                                                       Value
------------------------------------------------------------------
      2,700  Franchise Finance Corp. of America......  $    62,100
      3,400  Fulton Financial Corp...................       60,138
      1,200  Gables Residential Trust................       30,900
        500  GBC Bancorp/California..................       14,625
      2,400  General Growth Properties...............       76,200
      1,400  Glenborough Realty Trust, Inc...........       24,413
      1,100  Glimcher Realty Trust...................       15,813
        800  Great Lakes REIT, Inc...................       13,600
        700  Greater Bay Bancorp.....................       32,725
        500  Hancock Holding Co......................       17,000
      2,400  Health Care Property Investors, Inc.....       65,400
      1,300  Health Care REIT, Inc...................       21,125
      1,900  Healthcare Realty Trust, Inc............       32,419
      2,100  Heller Financial, Inc...................       43,050
      2,900  Highwoods Properties, Inc...............       69,600
        900  Home Properties Of NY, Inc..............       27,000
      2,600  Hospitality Properties Trust............       58,663
      6,400  HRPT Properties Trust...................       39,200
      3,400  IndyMac Mortgage Holdings, Inc..........       46,113
      1,600  Innkeepers USA Trust....................       14,600
      1,500  Investment Technology Group, Inc.*......       59,250
      1,500  IRT Property Co.........................       12,750
      1,000  Irwin Financial Corp....................       14,438
      5,100  iStar Financial, Inc....................      106,781
      1,600  JDN Realty Corp.........................       16,300
      1,100  Jefferies Group, Inc....................       22,206
      1,300  John Nuveen Co..........................       54,519
        800  JP Realty, Inc..........................       14,250


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                         Value
--------------------------------------------------------------------
      2,800  Kimco Realty Corp.......................  $     114,800
      5,200  Knight Trading Group, Inc.*.............        155,025
      1,300  Koger Equity, Inc.......................         21,938
     99,000  Labranche & Co., Inc.*..................      1,423,125
      2,700  Legg Mason, Inc.........................        135,000
      2,000  Liberty Financial Companies.............         43,875
      3,100  Liberty Property Trust..................         80,406
      1,600  Macerich Company (The)..................         35,300
      2,700  Mack-Cali Realty Corp...................         69,356
      1,100  MAF Bancorp, Inc........................         20,006
      1,100  Manufactured Home Communities...........         26,331
      6,700  Meditrust Corp..........................         25,125
        800  Mid-America Apartment Communities,
             Inc.....................................         19,200
        500  Mid-State Bancshares....................         13,625
      1,100  Mills Corp..............................         20,694
      1,400  Morgan Keegan, Inc......................         20,650
        800  National Discounts Brokers Group,
             Inc.*...................................         25,500
        600  National Golf Properties, Inc...........         12,675
      2,200  Nationwide Health Properties, Inc.......         30,663
      2,300  Neuberger Berman, Inc...................        106,950
      4,200  New Plan Excel Realty Trust.............         54,600
      1,200  Pacific Capital Bancorp.................         30,075
      1,000  Pacific Gulf Properties, Inc............         25,063
      1,000  Pan Pacific Retail Properties, Inc......         20,125
        600  Pennsylvania Real Estate Investment
             Trust...................................         10,275
      2,100  Phoenix Investment Partners.............         22,050

Shares                                                       Value
------------------------------------------------------------------
      1,200  Pioneer Group, Inc. (The)*..............  $    50,850
      1,000  Plum Creek Timber Company, Inc..........       26,000
      1,800  Post Properties, Inc....................       79,200
      1,700  Prentiss Properties Trust...............       40,800
        700  Prime Group Realty Trust................       10,631
      5,500  Prison Realty Trust, Inc................       16,844
      7,000  Prologis Trust..........................      149,188
      5,900  Public Storage, Inc.....................      138,281
      2,200  Raymond James Financial Corp............       49,500
      2,000  Reckson Associates Realty...............       47,500
      2,400  Regency Realty Corp.....................       57,000
      2,100  Republic Bancorp........................       18,769
      2,300  Republic Security Financial Corp........       11,500
      1,200  RFS Hotel Investors, Inc................       14,100
        700  Ryland Group, Inc.......................       15,488
      1,400  Shurgard Storage Centers, Inc...........       31,500
      5,600  Simon Property Group, Inc...............      124,250
      1,100  SL Green Realty Corp....................       29,425
      1,000  Smith (Charles E.) Residential Realty,
             Inc.....................................       38,000
        600  Southwest Securities Group..............       22,350
        600  Sovran Self Storage, Inc................       12,863
      3,000  Spieker Properties, Inc.................      138,000
      1,200  Summit Properties, Inc..................       25,200
        800  Sun Communities, Inc....................       26,750
      5,600  T. Rowe Price Associates, Inc...........      238,000
      2,500  Taubman Centers, Inc....................       27,500
        700  Town & Country Trust....................       12,031
      1,000  Tucker Anthony Sutro....................       18,000
      2,700  United Asset Management Corp............       63,113


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
      4,800  United Dominion Realty Trust............  $     52,800
        800  Urban Shopping Centers, Inc.............        26,950
        400  Value Line, Inc.........................        15,400
      4,000  Vornado Realty Trust....................       139,000
      2,000  Waddell & Reed Financial, Inc...........        65,625
      1,300  Weingarten Realty Investors.............        52,488
      3,200  Westfield America, Inc..................        43,000
      1,300  WFS Financial, Inc......................        22,425
     83,700  Wit Soundview Group, Inc.*..............       898,469
                                                       ------------
                                                          9,435,713
                                                       ------------
FOOD RETAILERS -- 0.2%
      5,100  Delhaize America, Inc...................        90,206
      1,800  Great Atlantic & Pacific Tea Co.
             (The)...................................        29,925
      2,000  Hannaford Brothers Co...................       143,750
      5,800  HomeGrocer.com*.........................        34,982
      3,000  7-Eleven, Inc.*.........................        41,250
     10,500  Webvan Group, Inc.*.....................        76,454
      2,200  Weis Markets, Inc.......................        72,050
      1,200  Whole Foods Market, Inc.*...............        49,575
      1,100  Wild Oats Markets, Inc.*................        13,819
      6,400  Winn-Dixie Stores, Inc..................        91,600
                                                       ------------
                                                            643,611
                                                       ------------
FOREST PRODUCTS & PAPER -- 0.5%
        700  Aremissoft Corp.*.......................        21,788
      2,700  Bemis Co., Inc..........................        90,788
      2,900  Boise Cascade Corp......................        75,038
      2,400  Bowater, Inc............................       105,900
      1,600  Buckeye Technologies, Inc.*.............        35,100
      1,200  Caraustar Industries, Inc...............        18,150

Shares                                                         Value
--------------------------------------------------------------------
        800  Chesapeake Corp.........................  $      23,700
      4,100  Consolidated Papers, Inc................        149,906
        100  Deltic Timber Corp......................          2,138
      4,700  Earthshell Corp.*.......................         14,247
      2,900  Gartner Group, Inc.*....................         28,638
      2,500  Gaylord Container CP*...................          6,719
      3,900  Georgia-Pacific Corporation (Timber
             Group)..................................         84,338
      2,000  Glatfelter (P.H.) Co....................         20,375
      1,100  Greif Brothers Corp.....................         33,825
        200  Ivex Packaging Corp.*...................          2,225
      2,400  Longview Fibre Co.......................         26,550
      5,200  Louisiana-Pacific Corp..................         56,550
      2,200  Martin Marietta Materials...............         88,963
      5,000  Packaging Corp. Of America*.............         50,625
      8,300  Pactiv Corp.*...........................         65,363
      2,800  Playtex Products, Inc.*.................         31,675
        700  Pope & Talbot, Inc......................         11,200
      1,500  Potlatch Corp...........................         49,688
      1,300  Rayonier, Inc...........................         46,638
        700  Schweitzer-Mauduit International,
             Inc.....................................          8,750
      9,400  Smurfit-Stone Container Corp.*..........        121,025
      4,800  Sonoco Products Co......................         98,700
      3,400  St. Joe Company (The)...................        102,000
      2,700  Temple-Inland, Inc......................        113,400
      1,600  United Stationers, Inc.*................         51,800
      1,000  Universal Forest Products...............         13,750
      2,400  Wausau-Mosinee Paper Corp...............         20,550
      5,200  Westvaco Corp...........................        129,025
      5,200  Willamette Industries, Inc..............        141,700
                                                       -------------
                                                           1,940,827
                                                       -------------


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
HEALTH CARE PROVIDERS -- 3.7%
        500  Abiomed, Inc.*..........................  $     15,375
        600  Accredo Health, Inc.*...................        20,738
    137,600  Beverly Enterprises, Inc.*..............       387,000
      9,400  Caremark Rx, Inc.*......................        64,038
     87,900  Community Health Systems*...............     1,422,881
        700  Cooper Companies, Inc...................        25,463
        400  CorVel Corp.*...........................         9,875
      2,700  Covance, Inc.*..........................        23,794
     86,000  Coventry Health Care, Inc.*.............     1,146,217
        600  Cryolife, Inc.*.........................        13,800
      1,200  Diametrics Medical, Inc.*...............         6,788
     44,820  Eclipsys Corp.*.........................       336,150
        800  Emisphere Technologies, Inc.*...........        34,088
      1,700  Express Scripts, Inc.*..................       105,613
      2,300  First Health Group Corp.*...............        75,469
     14,900  Health Management Associates, Inc. -
             Class A*................................       194,631
    228,700  HEALTHSOUTH Corp.*......................     1,643,781
      3,000  Hooper Holmes, Inc......................        24,000
      1,900  Human Genome Sciences, Inc.*............       253,413
      1,700  Idexx Laboratories Corp.*...............        38,888
        400  Impath, Inc.*...........................        21,700
      7,600  Laboratory Corp. of America Holdings*...       586,150
      1,600  LifePoint Hospital, Inc.*...............        35,600
      2,500  Lincare Holdings, Inc.*.................        61,563
    133,900  Manor Care, Inc.*.......................       937,300
    418,900  Mid Atlantic Medical Services*..........     5,655,150
      1,100  National Health Investors...............        12,100
      1,100  Novamed Eyecare, Inc*...................         9,694

Shares                                                         Value
--------------------------------------------------------------------
      2,300  Orthodontic Centers Of America*.........  $      52,038
        900  Province Healthcare Co.*................         32,513
    106,600  Quorum Health Group, Inc.*..............      1,099,313
        600  Rehabcare Corp.*........................         16,350
      2,100  Renal Care Group, Inc.*.................         51,352
        400  Rightchoice Managed Care, Inc.*.........          6,300
      1,400  Silicon Storage Technology, Inc.*.......        123,638
      1,000  Sunrise Assisted Living, Inc.*..........         18,500
      3,800  Total Renal Care Holdings*..............         22,800
      1,600  Triad Hospitals, Inc.*..................         38,700
      1,400  Universal Health Services, Inc. - Class
             B*......................................         91,700
      1,300  Valentis, Inc.*.........................         15,275
      3,200  Ventas, Inc.*...........................         10,200
      1,000  Veterinary Centers of America*..........         13,750
                                                       -------------
                                                          14,753,688
                                                       -------------
HEAVY CONSTRUCTION -- 0.1%
      1,000  Blount International, Inc.*.............          7,688
      2,900  Centex Corp.............................         68,150
      2,100  Fairfield Communities, Inc.*............         16,538
      1,900  Foster Wheeler Corp.....................         16,388
      1,300  Granite Construction, Inc...............         31,850
      3,000  Hillenbrand Industries..................         93,938
      2,200  Kaufman & Broad Home Corp...............         43,588
      5,800  Spectrasite Holdings, Inc.*.............        164,575
                                                       -------------
                                                             442,715
                                                       -------------


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
HEAVY MACHINERY -- 2.3%
      2,800  AGCO Corp...............................  $     34,300
      3,300  American Standard Companies*............       135,300
      1,000  Applied Industrial Technology, Inc......        16,375
      1,800  Applied Power, Inc......................        60,300
        700  Applied Science & Technology*...........        18,113
        600  Arguss Holdings, Inc.*..................        11,325
        900  Astec Industries, Inc.*.................        22,838
      1,400  Asyst Technologies, Inc.*...............        47,950
      4,300  Black & Decker Corp. (The)..............       169,044
      1,100  Briggs & Stratton Corp..................        37,675
     41,900  Brooks Automation, Inc.*................     2,678,981
     97,600  CNH Global N.V..........................       902,800
      2,400  Cooper Cameron Corp.*...................       158,400
      2,000  Cummins Engine Co., Inc.................        54,500
        800  Cuno, Inc.*.............................        18,500
      1,100  Detroit Diesel Corp.....................        16,225
      2,600  Dole Food Company.......................        36,400
      2,200  Donaldson Co., Inc......................        43,450
      1,800  Dycom Industries, Inc.*.................        82,800
        900  Electroglas, Inc.*......................        19,350
      1,700  Flowserve Corp..........................        25,606
        700  Gardner Denver, Inc.*...................        12,513
        700  Gasonics International Corp.*...........        27,606
     56,900  Genus, Inc.*............................       465,869
      1,000  Graco, Inc..............................        32,500
      1,400  Idex Corp...............................        44,188
      2,400  Input/Output, Inc.*.....................        20,250
      1,200  Insituform Technologies, Inc.*..........        32,550
        800  Ionics, Inc.*...........................        24,500
      5,400  Johns Manville Corporation..............        71,213

Shares                                                        Value
-------------------------------------------------------------------
      1,400  Kaydon Corp.............................  $     29,400
      1,400  Kennametal, Inc.........................        30,013
      1,100  Kulicke & Soffa Industries*.............        65,313
      7,400  Lam Research Corp.*.....................       277,500
        500  Lawson Products.........................        12,313
      2,700  Lennox International, Inc...............        35,775
      2,000  Lincoln Electric Holdings, Inc..........        28,500
     61,100  Lindsay Manufacturing Co................     1,199,088
      1,200  Manitowoc Co............................        32,100
      1,700  Milacron, Inc...........................        24,650
      1,400  Modine Manufacturing Co.................        37,800
      2,600  Mohawk Industries, Inc.*................        56,550
        800  Nordson Corp............................        40,500
        500  Nortek, Inc.*...........................         9,875
      2,700  Oakley, Inc.*...........................        31,050
      5,800  Pall Corp...............................       107,300
      2,200  Paxar Corp.*............................        26,263
      2,300  Pentair, Inc............................        81,650
      1,500  Presstek, Inc.*.........................        24,469
      1,000  Regal Beloit............................        16,063
        500  Robbins & Myers, Inc....................        11,406
      1,000  RTI International Metals, Inc.*.........        11,375
      1,300  Sauer, Inc..............................        12,838
        800  Scott Technologies, Inc.*...............        13,750
      1,300  Semitool, Inc.*.........................        22,506
      2,300  Smith International, Inc.*..............       167,469
        900  Specialty Equipment Cos., Inc.*.........        24,413
        600  SPS Technologies, Inc.*.................        24,638
     27,900  Stanley Works (The).....................       662,625
      1,300  Stewart & Stevenson Services, Inc.......        19,581
        900  Tecumseh Products Co....................        34,369
        400  Tennant Co..............................        15,000


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
      1,300  Terex Corp.*............................  $     18,363
      2,600  Thermo Fibertek, Inc.*..................        12,350
      2,900  Timken Co. (The)........................        54,013
        600  Toro Co.................................        19,763
      1,000  Ultratech Stepper, Inc.*................        14,875
      1,300  United Dominion Industries Ltd..........        22,100
      2,600  Unova, Inc.*............................        19,013
      1,400  Varian Medical Systems, Inc.*...........        54,775
      1,500  Varian Semiconductor Equipment*.........        94,219
      1,500  Varian, Inc.*...........................        69,188
      4,400  W.W. Grainger, Inc......................       135,575
      1,400  Watsco, Inc.............................        17,500
        500  Woodward Governor Co....................        14,156
      1,800  YORK International Corp.................        45,450
                                                       ------------
                                                          9,098,903
                                                       ------------
HOME CONSTRUCTION, FURNISHINGS &
 APPLIANCES -- 0.3%
      1,100  Applica, Inc.*..........................        12,444
      6,500  Clayton Homes, Inc......................        52,000
      2,900  DR Horton, Inc..........................        39,331
      1,900  Ethan Allen Interiors, Inc..............        45,600
      2,300  Furniture Brands International, Inc.*...        34,788
        800  Harman International Industries, Inc....        48,800
      2,800  HON Industries..........................        65,800
      1,900  Kimball International...................        28,025
      2,900  La-Z-Boy, Inc...........................        40,600
      9,200  Leggett & Platt, Inc....................       151,800
      4,100  Maytag Corp.............................       151,188
      1,000  MDC Holdings, Inc.......................        18,625
      3,700  Miller (Herman), Inc....................        95,738

Shares                                                         Value
--------------------------------------------------------------------
      3,200  MP3.com*................................  $      43,400
        300  National Presto Industries, Inc.........          9,225
        400  NVR, Inc.*..............................         22,800
      1,100  Palm Harbor Homes, Inc.*................         15,950
        600  Parkervision, Inc.*.....................         30,263
      2,000  Pulte Corp..............................         43,250
        500  Salton, Inc.*...........................         18,438
      1,400  Standard-Pacific Corp...................         14,000
      2,300  Steelcase, Inc..........................         39,100
      6,200  Sunbeam Corporation*....................         21,313
      1,700  Toll Brothers, Inc.*....................         34,850
        600  Universal Electronics, Inc.*............         14,738
      2,200  Walter Industries, Inc..................         25,163
        100  Wilmar Industries, Inc.*................          1,825
                                                       -------------
                                                           1,119,054
                                                       -------------
HOUSEHOLD PRODUCTS -- 0.2%
        300  CoorsTek, Inc.*.........................         13,800
      5,400  Fortune Brands, Inc.....................        124,538
      1,500  Fossil, Inc.*...........................         29,156
      3,400  Gentex Corp.*...........................         85,425
      1,900  Lancaster Colony Corp...................         37,050
        800  Libbey, Inc.............................         25,700
      1,100  Lilly Industries, Inc...................         33,069
        800  Oneida Ltd..............................         14,200
      7,700  Owens-Illinois, Inc.*...................         89,994
      5,100  RPM, Inc. of Ohio.......................         51,638
        600  Simpson Manufacturing Co., Inc.*........         28,688
      2,800  Snap-On, Inc............................         74,550
      2,000  Valspar Corp............................         67,500
                                                       -------------
                                                             675,308
                                                       -------------
INDUSTRIAL - DIVERSIFIED -- 0.1%
      1,900  Armstrong Holdings, Inc.................         29,094


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                      Value
-----------------------------------------------------------------
      2,300  Blyth Industries, Inc...................  $   67,850
      1,500  Catalytica, Inc.*.......................      16,500
        200  ESCO Electronics Corp.*.................       3,400
      1,300  FEI Company*............................      39,650
      1,700  Hexcel Corp.*...........................      16,150
      1,500  Identix, Inc.*..........................      23,531
        400  LightPath Technologies, Inc. - Class
             A*......................................      15,925
        400  Nacco Industries........................      14,050
      3,800  Phelps Dodge Corp.......................     141,313
      1,400  Symyx Technologies*.....................      59,653
      1,400  WMS Industries, Inc.*...................      21,613
      2,600  Yankee Candle Co., Inc. (The)*..........      56,225
      1,500  Zomax, Inc.*............................      19,688
                                                       ----------
                                                          524,642
                                                       ----------
INDUSTRIAL MACHINE SERVICES -- 0.0%
      1,800  Fastenal Co.............................      91,125
                                                       ----------
INSURANCE -- 2.1%
      1,000  Advance Paradigm, Inc.*.................      20,500
      1,800  Alfa Corporation........................      31,500
     14,000  Allmerica Financial Corp................     733,251
      3,300  AMBAC Financial Group, Inc..............     180,881
      2,500  American Financial Group, Inc...........      62,031
      1,200  American National Insurance.............      61,200
      1,200  Amerus Life Holdings, Inc...............      24,750
      1,000  Argonaut Group, Inc.....................      17,125
        600  Blanch (EW) Holdings, Inc...............      12,188
        600  Brown & Brown, Inc......................      31,200
      1,600  Commerce Group, Inc.....................      47,200
     16,900  Conseco, Inc............................     164,775
      2,400  Crawford & Company......................      26,400

Shares                                                      Value
-----------------------------------------------------------------
      1,000  Delphi Financial Group*.................  $   33,938
      1,800  Enhance Financial Services Group........      25,875
      3,000  Erie Indemnity Company..................      94,500
      1,500  Everest Re Group, Ltd...................      49,313
      1,400  FBL Financial Group, Inc................      22,050
     25,500  Fidelity National Financial, Inc........     466,969
      3,100  First American Financial Corp...........      44,369
      5,700  Foundation Health Systems*..............      74,100
      3,300  Fremont General Corp....................      12,994
     14,900  Gallagher A J & Co......................     625,800
      1,900  Great American Financial Resources,
             Inc.....................................      33,606
      1,400  Harleysville Group, Inc.................      23,450
      2,300  HCC Insurance Holdings, Inc.............      43,413
        600  Hilb, Rogal & Hamilton Co., Office of...      20,813
      1,900  Horace Mann Educators Corp..............      28,500
      1,400  HSB Group, Inc..........................      43,575
      7,900  Humana, Inc.*...........................      38,513
        100  Insurance Auto Auctions, Inc.*..........       2,113
        600  Kansas City Life Insurance Co...........      16,125
        600  Landamerica Financial Group, Inc........      13,763
      2,600  Leucadia National Corp..................      59,313
        900  Liberty Corp............................      37,800
        300  Markel Corp.*...........................      42,488
      1,100  Medical Assurance, Inc.*................      12,375
      2,600  Mercury General Corp....................      61,425
      2,200  Mony Group, Inc.........................      74,388


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
        200  National Western Life Insurance Co. -
             Class A*................................  $     14,400
      1,100  Nationwide Financial Services...........        36,163
      2,800  Ohio Casualty Corp......................        29,750
      5,900  Old Republic International Corp.........        97,350
     64,600  Oxford Health Plans*....................     1,538,288
      2,000  Pacificare Health Systems*..............       120,375
        200  PMA Capital Corporation.................         3,800
      2,100  PMI Group, Inc. (The)...................        99,750
      1,400  Presidential Life Corp..................        19,425
      3,000  Protective Life Corp....................        79,875
      1,700  Radian Group, Inc.......................        87,975
      1,900  Reinsurance Group Of America............        57,238
      5,400  Reliance Group Holdings.................         4,050
      9,900  RenaissanceRE Holdings Ltd..............       431,269
        500  RLI Corp................................        17,375
      7,600  SAFECO Corp.............................       151,050
        600  SCPIE Holdings, Inc.....................        12,300
      1,300  Selective Insurance Group...............        24,700
     19,700  St. Paul Companies, Inc. (The)..........       672,263
      1,600  Stancorp Financial Group................        51,400
      1,800  State Auto Financial Corp...............        21,375
        400  The Midland Co..........................         9,800
      7,700  Torchmark Corp..........................       190,094
      1,500  Transatlantic Holdings, Inc.............       125,625
        900  Trenwick Group, Inc.....................        13,106
        600  Triad Guaranty, Inc.*...................        13,763
      1,800  Trigon Healthcare, Inc.*................        92,813
      3,400  21st Century Insurance Group............        53,550
      2,200  UICI*...................................        14,438

Shares                                                        Value
-------------------------------------------------------------------
     31,500  W.R. Berkley Corp.......................  $    590,625
      2,100  Wellpoint Health Networks, Inc.*........       152,119
        800  Zenith National Insurance Corp..........        17,000
                                                       ------------
                                                          8,257,673
                                                       ------------
LODGING -- 0.3%
      2,000  Aztar Corp.*............................        31,000
      2,500  Choice Hotels International, Inc.*......        24,844
        800  Crestline Capital Corp.*................        13,650
      1,700  Equity Inns, Inc........................        10,413
        500  Excel Technology, Inc.*.................        25,156
      4,500  Extended Stay America, Inc.*............        41,625
     17,800  Hilton Hotels Corp......................       166,875
     10,400  Host Marriott Corp......................        97,500
      1,400  Isle of Capri Casinos, Inc.*............        18,988
      4,200  Mandalay Resort Group*..................        84,000
        200  Marcus Corporation......................         2,425
      5,200  MGM Grand, Inc..........................       167,050
     14,300  Park Place Entertainment Corp.*.........       174,281
      1,000  Pegasus Systems, Inc.*..................        10,875
      2,300  Prime Hospitality Corp.*................        21,706
      3,000  Sodexho Marriott Services, Inc..........        48,000
      1,900  Station Casinos, Inc.*..................        47,500
      1,300  Vail Resorts, Inc.*.....................        21,206
      7,900  Wyndham International, Inc.*............        19,750
                                                       ------------
                                                          1,026,844
                                                       ------------
MEDIA - BROADCASTING & PUBLISHING -- 4.6%
      3,100  American Greetings Corp.................        58,900


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
        200  AT&T Liberty Media Group*...............  $      4,850
      1,200  Banta Corp..............................        22,725
      5,600  Belo (A.H.) Corp........................        96,950
        900  BHC Communications......................       136,800
      1,700  Central Newspapers, Inc.................       107,525
      8,000  Charter Communications, Inc. - Class
             A*......................................       131,500
      1,500  Chris-Craft Industries, Inc.*...........        99,094
      1,900  Citadel Communications Corp.*...........        66,381
      1,200  COX Radio, Inc.*........................        33,600
      1,300  Cumulus Media, Inc.*....................        11,863
     68,550  Emmis Communications Corp. - Class A*...     2,836,247
      1,600  Entercom Communications Corp.*..........        78,000
      3,200  Harte-Hanks Communications..............        80,000
      3,500  Hispanic Broadcasting Corp.*............       115,938
      4,800  Hollinger International, Inc............        65,400
      1,500  Houghton Mifflin Co.....................        70,031
      1,000  Information Holdings, Inc.*.............        37,000
      2,300  Insight Communications*.................        35,938
      2,100  Journal Register Co.*...................        38,325
      2,700  Knight-Ridder, Inc......................       143,606
      2,100  Lee Enterprises.........................        48,956
        800  Liberty Digital, Inc.*..................        24,000
        600  Lodgenet Entertainment Corp.*...........        14,550
        700  Martha Stewart Living Omnimedia*........        15,400
      1,900  Mastec, Inc.*...........................        72,556
      2,100  McClatchy Company.......................        69,563

Shares                                                        Value
-------------------------------------------------------------------
        200  Media 100, Inc.*........................  $      5,150
      6,800  Media General, Inc. - Class A...........       330,225
    116,300  Mediacom Communications Corp.*..........     1,788,113
      2,400  Meredith Corp...........................        81,000
        500  Meta Group, Inc.*.......................         9,625
      1,400  On Command Corporation*.................        19,950
      1,700  Pac-West Telecomm, Inc.*................        34,000
     51,380  Pegasus Communications Corp.*...........     2,520,831
      1,100  Playboy Enterprises*....................        14,163
      2,600  Price Communications Corp.*.............        61,263
      9,500  Primedia, Inc.*.........................       216,125
        400  Pulitzer, Inc...........................        16,875
      1,500  R.H. Donnelley Corp.*...................        29,063
      1,200  Radio One, Inc.*........................        35,475
      2,000  Radio One, Inc.*........................        44,125
    129,000  Readers Digest Association, Inc. (The) -
             Class A.................................     5,127,750
      1,600  Regent Communications, Inc.*............        13,750
        700  Saga Communications, Inc.*..............        15,400
        400  Salem Communications Corp. - Class A*...         3,713
        800  Scholastic Corp.*.......................        48,900
      3,100  Scripps Co. (E.W.)......................       152,675
      2,100  Sinclair Broadcast Group, Inc.*.........        23,100
     88,280  Spanish Broadcasting System, Inc.*......     1,815,258
      2,000  TCI Satellite Entertainment, Inc.*......        17,375
     82,200  Thomas Nelson, Inc......................       703,838
        800  Tivo, Inc.*.............................        28,000


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                         Value
--------------------------------------------------------------------
      7,300  TV Guide, Inc.*.........................  $     250,025
        400  United Television, Inc..................         51,500
      1,800  Valuevision International, Inc.*........         43,200
        300  Washington Post.........................        143,400
      2,900  Wiley (John) & Sons.....................         65,250
      1,400  Wink Communications, Inc.*..............         42,700
      1,000  Worldgate Communications*...............         17,750
        500  Young Broadcasting, Inc.*...............         12,844
                                                       -------------
                                                          18,298,109
                                                       -------------
MEDICAL & BIO-TECHNOLOGY -- 0.7%
     11,600  Aurora Biosciences Corp.*...............        790,975
      2,500  Bio-Technology General Corp.*...........         32,969
      1,000  Corixa Corp.*...........................         42,938
        300  Diversa Corp.*..........................          9,938
        200  Exelixis, Inc.*.........................          6,675
     38,300  Genzyme Molecular Oncology*.............        531,413
     14,300  Invitrogen Corp.*.......................      1,075,404
      2,200  Lexicon Genetics, Inc.*.................         75,625
        900  Maxim Pharmaceuticals, Inc.*............         46,238
        875  Nexell Therapeutics, Inc.*..............         13,016
                                                       -------------
                                                           2,625,191
                                                       -------------
MEDICAL SUPPLIES -- 3.6%
      1,500  Aclara Biosciences, Inc.*...............         76,406
    170,500  Acuson Corp.*...........................      2,301,490
      1,000  Adac Laboratories*......................         24,000
      1,300  Advanced Energy Industries*.............         76,619
        700  Aradigm Corp.*..........................         12,250
      1,000  Arrow International, Inc................         33,500

Shares                                                         Value
--------------------------------------------------------------------
        500  Arthrocare Corp.*.......................  $      26,625
        800  Aspect Medical Systems, Inc.*...........         21,600
        400  ATS Medical, Inc.*......................          5,850
        800  Avigen, Inc.*...........................         35,100
        800  Bacou USA, Inc.*........................         16,000
      2,700  Bausch & Lomb, Inc......................        208,913
      1,400  Beckman Coulter, Inc....................         81,725
      5,300  Biomet, Inc.............................        203,719
        600  Biosite Diagnostics, Inc.*..............         28,913
      2,600  Burr-Brown Corp.*.......................        225,388
     13,900  C.R. Bard, Inc..........................        668,938
        600  Cerus Corp.*............................         30,713
        900  ChromaVision Medical Systems, Inc.*.....         11,869
      1,200  Coherent, Inc.*.........................        100,650
        700  Conmed Corp.*...........................         18,113
      1,700  Credence Systems Corp.*.................         93,819
        900  Cyberonics*.............................         10,800
     96,200  Cygnus, Inc.*...........................      1,370,850
      1,400  Cymer, Inc.*............................         66,850
        700  Datascope Corp..........................         25,200
      2,500  Dentsply International, Inc.............         77,031
        600  Diagnostic Products Corp................         19,200
      1,000  Dionex Corp.*...........................         26,750
     21,100  Edwards Lifesciences Corp.*.............        390,350
     72,400  Endocare, Inc.*.........................      1,466,100
      1,400  Genrad, Inc.*...........................         12,600
      1,200  Haemonetics Corp.*......................         25,200
      1,900  Henry Schein, Inc.*.....................         32,775
        900  I-Stat Corp.*...........................         15,694
        700  Igen International, Inc.*...............         11,594
        300  II-VI, Inc.*............................         14,513
      4,700  Imatron, Inc.*..........................         11,016
      1,000  Inamed Corp.*...........................         36,625


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
      1,400  Invacare Corp...........................  $     36,750
        400  Keithley Instruments, Inc...............        34,850
      3,200  Mallinckrodt, Inc.......................       139,000
      4,800  Mead Corp...............................       121,200
        800  Meade Instruments Corp.*................        20,100
      1,700  Mechanical Technology, Inc.*............        25,500
      1,100  Mentor Corp.............................        29,906
      2,300  Millipore Corp..........................       173,363
        600  Mine Safety Appliances Co...............        14,400
      1,400  Minimed, Inc.*..........................       165,200
        900  MKS Instruments, Inc.*..................        35,213
        900  Nanogen, Inc.*..........................        38,194
        500  Nanometrics, Inc.*......................        20,594
      3,000  Neoforma.Com, Inc.*.....................        21,094
      1,300  Newport Corp............................       139,588
        700  Novoste Corp.*..........................        42,700
      1,100  Ocular Sciences, Inc.*..................        12,925
     19,900  ORATEC Interventions, Inc.*.............       664,163
      1,600  Patterson Dental Co.*...................        81,600
        600  Photon Dynamics, Inc.*..................        44,813
     48,800  PolyMedica Industries, Inc.*............     2,110,600
      1,000  Priority Healthcare Corp.*..............        74,313
      3,300  PSS World Medical, Inc.*................        22,172
      1,400  ResMed, Inc.*...........................        37,450
      1,400  Respironics, Inc.*......................        25,200
      1,600  Robotic Vision Systems, Inc.*...........        28,800
      1,400  Roper Industries, Inc...................        35,875
        800  SangStat Medical Corp.*.................        23,100
        600  Satcon Technology Corp.*................        15,338
        400  SonoSite, Inc.*.........................        11,525
     14,000  St Jude Medical, Inc.*..................       642,250
      3,200  Steris Corp.*...........................        28,400

Shares                                                         Value
--------------------------------------------------------------------
      2,200  Summit Technology, Inc.*................  $      41,525
      2,200  Sunrise Technologies International*.....         22,000
        900  Techne Corp.*...........................        117,000
      1,400  Theragenics Corp.*......................         11,988
     13,060  Thermo Electron Corp.*..................        275,076
      1,000  Thoratec Laboratories Corp.*............         16,188
        900  Vasomedical, Inc.*......................          4,247
      1,000  Veeco Instruments, Inc.*................         73,250
        600  Ventana Medical Systems, Inc.*..........         14,100
      3,000  Visx, Inc.*.............................         84,188
        600  Vivus, Inc.*............................          4,163
        800  Wesley Jessen Visioncare*...............         30,050
      1,000  X-Rite, Inc.............................          9,125
     12,800  Zoll Medical Corp.*.....................        627,200
                                                       -------------
                                                          14,161,624
                                                       -------------
METALS -- 2.6%
      5,200  AK Steel Holding Corp...................         41,600
      4,400  Allegheny Technologies, Inc.............         79,200
        400  Alliant Techsystems, Inc.*..............         26,975
      1,800  Aptargroup, Inc.........................         48,600
    347,500  Battle Mountain Gold Co.*...............        760,157
      1,100  Belden, Inc.............................         28,188
      6,100  Bethlehem Steel Corp.*..................         21,731
    138,700  Birmingham Steel Corp...................        537,463
        800  Brush Engineered Materials, Inc.........         12,500
      1,000  Carpenter Technology....................         21,125
        900  Century Aluminum Company................          9,788
        500  Cleveland-Cliffs, Inc...................         12,906
        700  Commercial Metals Co....................         19,250


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                         Value
--------------------------------------------------------------------
      2,400  Commscope, Inc.*........................  $      98,400
      4,400  Cooper Industries, Inc..................        143,275
      3,100  Crane Co................................         75,369
        500  Curtiss-Wright Corp.....................         18,594
      6,600  Engelhard Corp..........................        112,613
      7,700  Freeport-McMoRan Copper & Gold, Inc.*...         71,225
      1,600  General Cable Corp......................         13,000
      1,900  Harsco Corp.............................         48,450
    267,900  Homestake Mining Co.....................      1,841,813
      3,200  Hubbell, Inc............................         81,600
    117,600  Kaiser Aluminum Corp.*..................        470,400
      1,100  Lone Star Technologies*.................         50,875
    242,600  LTV Corp................................        697,476
      2,100  Mascotech, Inc..........................         22,706
        600  Matthews International Corp.............         17,400
        800  Maverick Tube Corp.*....................         23,300
      2,500  Meridian Gold, Inc.*....................         15,313
      1,800  Metals USA, Inc.........................          8,438
        500  Mobile Mini, Inc.*......................         11,031
      1,600  Mueller Industries*.....................         44,800
        900  NCI Building Systems, Inc.*.............         18,225
     87,500  Newmont Mining Corp.....................      1,892,188
      1,000  NS Group, Inc.*.........................         20,938
      4,100  Nucor Corp..............................        136,069
      1,300  Optical Cable Corp.*....................         39,325
    123,500  Placer Dome, Inc........................      1,180,969
      1,100  Polaris Industries, Inc.................         35,200
      1,200  Precision Castparts Corp................         54,300
        700  Quanex Corp.............................         10,413
      1,300  Reliance Steel & Aluminum...............         24,863
      1,200  Ryerson Tull, Inc.......................         12,450
        700  Shaw Group, Inc. (The)*.................         32,988
        300  Southern Peru Copper Corp...............          3,656

Shares                                                         Value
--------------------------------------------------------------------
      2,200  Steel Dynamics, Inc.*...................  $      19,938
      1,800  Stillwater Mining Company*..............         50,175
      1,300  Sturm Ruger & Co., Inc..................         11,538
        900  Superior Telecom, Inc...................          8,944
     53,500  Teck Corp. - Class B....................        364,688
      1,000  Texas Industries, Inc...................         28,875
      2,200  Tower Automotive, Inc.*.................         27,500
      1,700  Tredegar Corporation....................         32,300
     34,100  USX-US Steel Group, Inc.................        632,981
      1,900  Weirton Steel Corp.*....................          6,175
        200  Wesco Financial Corp....................         41,000
      4,200  Worthington Industries, Inc.............         44,100
      1,000  Xceed, Inc.*............................          9,125
                                                       -------------
                                                          10,224,484
                                                       -------------
MINING -- 0.0%
      2,500  Morrison Knudsen Corp.*.................         18,125
                                                       -------------
MISCELLANEOUS -- 0.0%
        600  Advanced Marketing Services, Inc........         11,063
      2,900  Boyd Gaming Corp.*......................         16,131
      1,600  Calico Commerce, Inc.*..................         26,000
      1,100  Casella Waste Systems, Inc.*............         11,825
      2,300  Ha-Lo Industries, Inc.*.................         12,938
      1,300  Handleman Co.*..........................         16,250
      1,000  Russ Berrie & Co., Inc..................         19,250
        750  SCP Pool Corp.*.........................         17,625
                                                       -------------
                                                             131,082
                                                       -------------
OFFICE EQUIPMENT -- 0.0%
      7,300  IKON Office Solutions, Inc..............         28,288
                                                       -------------
OIL & GAS -- 1.5%
      2,700  AGL Resources, Inc......................         43,031


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                       Value
------------------------------------------------------------------
      3,300  Ashland, Inc............................  $   115,706
      1,500  Atmos Energy Corp.......................       26,250
        600  Atwood Oceanics*........................       26,625
      1,500  Belco Oil & Gas Corp.*..................       12,750
      1,000  Berry Petroleum.........................       17,000
      1,700  Brown (Tom), Inc.*......................       39,206
        700  CAL Dive International, Inc.*...........       37,931
      4,900  Chesapeake Energy Corp.*................       37,975
      2,000  CNA Surety Corporation..................       23,875
      2,300  Cross Timbers Oil Co....................       50,888
        400  CTG Resources, Inc......................       14,675
      2,100  Denbury Resources, Inc.*................       10,894
        800  Dril-Quip*..............................       37,400
      1,400  Energen Corp............................       30,538
      1,500  Enterprise Products Partners LP.........       33,750
      5,800  EOG Resources, Inc......................      194,300
      1,500  Equitable Resources, Inc................       72,375
        200  Forcenergy, Inc*........................        4,025
     51,900  Friede Goldman Halter, Inc.*............      463,856
        500  Frontier Oil Corp.*.....................        4,000
      1,100  Houston Exploration Company*............       27,638
      4,200  Key Energy Group*.......................       40,425
      6,800  Kinder Morgan, Inc......................      235,025
      1,900  Louis Dreyfus Natural Gas*..............       59,494
        300  McMoRan Exploration Co.*................        4,950
      2,700  MDU Resources Group, Inc................       58,388
      2,300  Mitchell Energy & Development...........       73,888
      1,800  National Fuel Gas Co....................       87,750
        800  New Jersey Resources....................       30,450

Shares                                                        Value
-------------------------------------------------------------------
      2,000  Newfield Exploration Company*...........  $     78,250
      1,200  Northwest Natural Gas Co................        26,850
        600  NUI Corp................................        16,200
      1,400  ONEOK, Inc..............................        36,313
        800  Patina Oil & Gas Corp...................        16,600
      1,600  Patterson Energy, Inc.*.................        45,600
     70,000  Pennzoil-Quaker State Co................       844,375
      1,500  Piedmont Natural Gas Co.................        39,844
        800  Plains Resources, Inc.*.................        12,800
        400  Prima Energy Corp.*.....................        21,400
        300  Providence Energy Corp..................        12,150
      1,817  Pure Resources, Inc.*...................        32,479
      3,900  Questar Corp............................        75,563
      1,300  RPC, Inc................................        13,731
        750  Seacor Smit, Inc.*......................        29,016
        800  Semco Energy, Inc.......................        10,400
        500  South Jersey Industries.................        13,000
      2,310  Southern Union Company*.................        36,527
      1,400  Southwest Gas Corp......................        24,500
        300  Southwestern Energy Company.............         1,875
        500  St. Mary Land & Exploration Co..........        21,031
        900  Stone Energy Corp.*.....................        53,775
      4,200  Sunoco, Inc.............................       123,638
      2,800  Superior Energy Services*...............        29,050
      1,500  Tesoro Petroleum Corp.*.................        15,188
      1,400  Transmontaigne, Inc.*...................         8,575
      4,100  Ultramar Diamond Shamrock Corp..........       101,731
        100  Universal Compression Holdings*.........         3,350
     36,000  Valero Energy Corp......................     1,143,000
     40,788  Varco International, Inc.*..............       948,321
      2,900  Vectren Corporation.....................        50,025


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
      2,900  Vintage Petroleum, Inc..................  $     65,431
        700  WD-40 Co................................        14,525
        900  Wynn's International, Inc...............        20,419
                                                       ------------
                                                          5,900,590
                                                       ------------
OIL & GAS DISTRIBUTION -- 1.0%
     42,300  Basin Exploration, Inc.*................       756,113
      1,300  Eastern Enterprises.....................        81,900
        900  Laclede Gas Co..........................        17,325
     72,600  MCN Energy Group, Inc...................     1,551,825
     15,600  NATCO Group, Inc.*......................       147,225
      2,400  NICOR, Inc..............................        78,300
      1,800  Peoples Energy Corp.....................        58,275
     13,700  Washington Gas Light Co.................       329,657
     45,000  Western Gas Resources, Inc..............       945,000
                                                       ------------
                                                          3,965,620
                                                       ------------
OIL & GAS EXPLORATION -- 6.8%
      1,500  Barrett Resources Corp.*................        45,656
     83,900  Bellwether Exploration Co.*.............       697,419
     32,500  Cabot Oil & Gas Corp. - Class A.........       688,594
      3,700  Devon Energy Corp.......................       207,894
     46,900  Evergreen Resources, Inc.*..............     1,389,413
    126,400  Forest Oil Corp.*.......................     2,014,500
    122,400  Grant Prideco, Inc.*....................     3,060,000
    127,800  Grey Wolf, Inc.*........................       639,000
        900  HS Resources, Inc.*.....................        27,000
      2,100  Murphy Oil Corp.........................       124,819
     50,943  National-Oilwell, Inc.*.................     1,674,756
     10,500  Noble Affiliates, Inc...................       391,125
     80,700  Nuevo Energy Co.*.......................     1,523,213
    274,660  Ocean Energy, Inc.*.....................     3,896,739
    180,100  Oceaneering International, Inc.*........     3,421,900

Shares                                                         Value
--------------------------------------------------------------------
        900  Pennaco Energy, Inc.*...................  $      14,738
    219,100  Pioneer Natural Resources Co.*..........      2,793,525
      1,900  Pogo Producing Co.......................         42,038
    226,065  Santa Fe Snyder Corp.*..................      2,571,489
     60,800  Spinnaker Exploration Co.*..............      1,558,000
      1,000  Swift Energy Co.*.......................         28,375
                                                       -------------
                                                          26,810,193
                                                       -------------
OIL & GAS FIELD SERVICES -- 4.0%
     19,400  Coflexip SA ADR.........................      1,173,700
     41,000  ENSCO International, Inc................      1,468,313
      4,300  Global Industries, Ltd.*................         81,163
     45,800  Global Marine, Inc.*....................      1,290,988
      2,600  Hanover Compressor Co.*.................         98,800
      2,300  Helmerich & Payne, Inc..................         85,963
     14,500  Marine Drilling Companies, Inc.*........        406,000
      3,200  Newpark Resources, Inc.*................         30,200
     40,000  Osca, Inc.*.............................        675,000
      3,600  Parker Drilling Co.*....................         22,275
     50,500  Petroleum Geo-Services ADR*.............        861,656
     16,400  Precision Drilling Corp.*...............        633,450
     26,500  Pride International, Inc.*..............        655,875
     48,100  Rowan Co., Inc.*........................      1,461,038
     27,700  Santa Fe International Corp.............        967,769
     17,400  Tidewater, Inc..........................        626,400
      1,700  Unit Corp.*.............................         22,950
     43,400  UTI Energy Corp.*.......................      1,741,425
     74,500  Veritas DGC, Inc.*......................      1,937,000
     37,900  Weatherford International, Inc.*........      1,508,894
                                                       -------------
                                                          15,748,859
                                                       -------------


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
PHARMACEUTICALS -- 3.2%
      1,900  Abgenix, Inc.*..........................  $    227,733
     23,400  Albany Molecular Research, Inc.*........     1,273,838
        700  Alexion Pharmaceuticals, Inc.*..........        50,050
        800  Algos Pharmaceuticals Corp.*............        12,200
      1,300  Alkermes, Inc.*.........................        61,263
      2,200  Alliance Pharmaceutical Corp.*..........        24,750
      1,100  Allos Therapeutics, Inc.*...............        10,725
      1,600  Alpharma, Inc...........................        99,600
      2,500  Amerisource Health Corp.*...............        77,500
      2,900  Amylin Pharmaceuticals, Inc.*...........        44,044
      2,900  Andrx Corp.*............................       185,374
      1,100  Antigenics, Inc.*.......................        18,288
        700  Aphton Corp.*...........................        18,025
      2,300  Avant Immunotherapeutics, Inc.*.........        24,294
        900  Aviron*.................................        27,788
      1,600  Axys Pharmaceuticals, Inc.*.............         9,500
     11,100  Barr Laboratories, Inc.*................       497,419
      6,700  Bergen Brunswig Corp....................        36,850
     38,200  Bindley Western Industries..............     1,009,913
        800  Biocryst Pharmaceuticals, Inc.*.........        22,950
      1,600  BioMarin Pharmaceuticals, Inc.*.........        27,200
      1,100  Biomatrix, Inc.*........................        24,888
      1,200  Biopure Corp.*..........................        22,575
      1,000  Block Drug Co...........................        42,313
     31,100  Carter-Wallace..........................       625,888
      1,600  Cell Genesys, Inc.*.....................        44,800
      1,300  Cell Pathways, Inc.*....................        30,550

Shares                                                       Value
------------------------------------------------------------------
     17,800  Cell Therapeutics, Inc.*................  $   545,125
        700  Chirex, Inc.*...........................       14,000
      1,400  Columbia Laboratories, Inc.*............        8,050
      1,300  Connetics Corporation*..................       19,094
        800  Coulter Pharmaceutical, Inc.*...........       16,400
      1,800  Creative Biomolecules, Inc.*............       25,200
      1,300  Cubist Pharmaceuticals, Inc.*...........       64,025
        700  Digene Corp.*...........................       28,263
      2,100  Dura Pharmaceuticals, Inc.*.............       30,188
        300  DUSA Pharmaceuticals, Inc.*.............        8,850
      1,900  Enzon, Inc.*............................       80,750
        900  Geltex Pharmaceuticals, Inc.*...........       18,394
     59,100  Genta, Inc.*............................      384,150
      2,700  Genzyme Corp.*..........................      160,481
      1,300  Genzyme Transgenics Corp.*..............       35,263
      1,000  Geron Corp.*............................       32,000
      2,100  Gilead Sciences, Inc.*..................      149,363
      1,100  Guilford Pharmaceuticals, Inc.*.........       16,569
        600  Hyseq, Inc.*............................       27,263
      3,800  ICN Pharmaceuticals, Inc................      105,688
      5,200  ILEX Oncology, Inc.*....................      183,300
      1,500  ImClone Systems*........................      114,656
      1,200  Immune Response Corp.*..................       13,050
      2,200  Immunomedics, Inc.*.....................       53,900
      1,000  Inhale Therapeutic Systems, Inc.*.......      101,469
      1,000  Intermune Pharmaceuticals, Inc.*........       41,313


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                       Value
------------------------------------------------------------------
      3,000  Jones Pharma, Inc.......................  $   119,813
      3,900  King Pharmaceuticals, Inc.*.............      171,113
        900  Kos Pharmaceuticals, Inc.*..............       14,456
        200  KV Pharmaceutical Co.*..................        5,438
        600  KV Pharmaceutical Co.*..................       15,900
      1,300  Ligand Pharmaceuticals, Inc.*...........       17,144
        500  Lynx Therapeutics, Inc.*................       23,781
      2,100  Mark IV Industries, Inc.................       43,838
        800  Martek Biosciences Corp.*...............       15,000
        400  Matrix Pharmaceuticals, Inc.*...........        5,225
      1,800  Medarex, Inc.*..........................      152,100
      1,800  Medical Manager Corporation*............       61,313
      1,400  Medicis Pharmaceutical Corp. - Class
             A*......................................       79,800
        700  MGI Pharma, Inc.*.......................       20,136
        900  Miravant Medical Technologies*..........       20,081
      6,200  Mylan Labs, Inc.........................      113,150
        600  Nabi*...................................        4,388
      3,100  NBTY, Inc.*.............................       19,763
        600  Neose Technologies, Inc.*...............       25,238
      1,000  Noven Pharmaceuticals, Inc.*............       30,063
        900  NPS Pharmaceuticals, Inc.*..............       24,075
      1,500  NU Skin Enterprises, Inc.*..............        8,625
      1,400  Organogenesis, Inc.*....................       16,013
      1,000  OSI Pharmaceuticals, Inc.*..............       28,813
        800  PathoGenesis Corp.*.....................       20,800
      3,400  Perrigo Company*........................       21,463
      1,200  Pharmaceutical Product Development,
             Inc.*...................................       25,200
        800  Pharmacyclics, Inc.*....................       48,800

Shares                                                         Value
--------------------------------------------------------------------
        600  Professional Detailing, Inc.*...........  $      20,438
        600  Progenics Pharmaceuticals, Inc.*........          8,550
        900  Protein Design Labs, Inc.*..............        148,458
     22,100  QLT PhotoTherapeutics, Inc.*............      1,708,606
        700  Ribozyme Pharmaceuticals, Inc.*.........         18,069
      1,500  Schein Pharmaceutical, Inc.*............         32,438
      1,400  Sciclone Pharmaceuticals, Inc.*.........         18,113
      3,800  SICOR, Inc.*............................         30,400
      4,700  Sigma-Aldrich Corp......................        137,475
      1,400  SuperGen, Inc.*.........................         50,750
        100  Tanox, Inc.*............................          4,731
      1,700  Targeted Genetics Corp.*................         25,288
      4,200  Techniclone Corp.*......................         16,275
      1,800  Texas Biotech Corp.*....................         34,200
      1,200  Titan Pharmaceuticals, Inc.*............         51,600
      1,100  Transkaryotic Therapies, Inc.*..........         40,425
      2,200  Tularik, Inc.*..........................         64,900
      1,300  Twinlab Corporation*....................          8,288
     20,100  United Therapeutics Corp.*..............      2,178,338
        900  Vical, Inc.*............................         17,325
        700  West Pharmaceutical Services, Inc.......         15,138
      2,100  XOMA Ltd.*..............................          8,991
                                                       -------------
                                                          12,617,447
                                                       -------------
REAL ESTATE -- 1.0%
        200  Alexander's, Inc.*......................         14,650
      3,900  AMB Property Corp.......................         88,969
      3,200  Boston Properties, Inc..................        123,600


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
      1,500  Burnham Pacific Ppty, Inc...............  $     10,313
      1,900  Cabot Industrial Trust..................        37,406
      5,200  Catellus Development Corp.*.............        78,000
      1,000  Centerpoint Properties Corp.............        40,750
      2,800  Developers Diversified Realty...........        41,825
      2,598  Equity Office Properties................        71,605
     26,700  Felcor Lodging Trust, Inc. REIT.........       493,950
      1,400  Forest City Enterprises, Inc............        46,725
      8,500  Healtheon/WebMD Corporation*............       125,906
      1,000  Insignia Financial Group, Inc.*.........        10,000
      1,400  Jones Lang LaSalle, Inc.*...............        18,725
      1,200  Kilroy Realty Corp......................        31,125
     71,800  LaSalle Hotel Properties................     1,032,125
      2,700  Lennar Corp.............................        54,675
      1,100  LNR Property Corp.......................        21,450
      2,200  MeriStar Hospitality Corp. REIT.........        46,200
      1,100  Newhall Land & Farming Co...............        29,150
        500  Parkway Properties, Inc.................        15,250
      1,100  PS Business Parks, Inc..................        26,400
      1,300  Realty Income Corp......................        30,631
      3,300  Rouse Co................................        81,675
      2,600  Security Capital, Inc.*.................        44,200
      1,200  Senior Housing Properties Trust.........         8,775
     19,200  Storage USA, Inc. REIT..................       566,400
      1,600  Trammell Crow Co.*......................        17,200
        700  Trendwest Resorts, Inc.*................        11,288
        800  W.P. Carey & Co.........................        13,100

Shares                                                         Value
--------------------------------------------------------------------
     34,400  Washington Real Estate Investment
             Trust...................................  $     614,900
        900  Webb (Del E.) Corp.*....................         13,781
                                                       -------------
                                                           3,860,749
                                                       -------------
RESTAURANTS -- 0.5%
      1,300  Applebees International, Inc............         39,406
      3,100  Brinker International, Inc.*............         90,675
      2,000  Buffetts, Inc.*.........................         25,375
      2,700  CBRL Group, Inc.........................         39,656
      1,300  CEC Entertainment, Inc.*................         33,313
      1,350  Cheesecake Factory (The)*...............         37,125
      1,400  Consolidated Products, Inc.*............         12,600
      6,000  Darden Restaurants, Inc.................         97,500
        900  IHOP Corp.*.............................         15,075
     39,200  Jack in the Box, Inc.*..................        965,300
        600  Krispy Kreme Doughnuts, Inc.*...........         44,100
        300  Landry's Seafood Restaurants............          2,550
      1,600  Lone Star Steakhouse & Saloon...........         16,200
      1,100  Luby's, Inc.............................          8,800
        600  Morrison Management Specialist, Inc.....         16,913
        300  O'Charleys, Inc.*.......................          4,088
      3,600  Outback Steakhouse, Inc.*...............        105,300
        500  P.F. Chang's China Bistro, Inc.*........         15,969
      1,400  Papa John's International, Inc.*........         34,300
        600  Rare Hospitality International, Inc.*...         16,950
      3,000  Ruby Tuesday, Inc.......................         37,688


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
      1,700  Ryan's Family Steak Houses, Inc.*.......  $     14,344
        900  Sonic Corp.*............................        26,438
      3,900  Valhi, Inc..............................        40,463
      5,600  Wendy's International, Inc..............        99,750
                                                       ------------
                                                          1,839,878
                                                       ------------
RETAILERS -- 2.4%
      2,200  American Eagle Outfitters, Inc.*........        30,800
      1,400  Ames Dept Stores, Inc.*.................        10,850
      6,500  AutoZone, Inc.*.........................       143,000
      3,300  Barnes & Noble, Inc.*...................        73,425
      3,400  BJ's Wholesale Club, Inc.*..............       112,200
      1,500  Blockbuster, Inc........................        14,531
      3,600  Borders Group, Inc.*....................        56,025
      2,100  Burlington Coat Factory Warehouse.......        22,706
      6,100  BUT.COM*................................        30,691
      2,500  Casey's General Stores, Inc.............        25,938
      1,200  Cash America International, Inc.........         8,850
        500  Coldwater Creek, Inc.*..................        15,063
      5,500  Consolidated Stores Corp.*..............        66,000
      1,000  Cost Plus, Inc.*........................        28,688
      1,300  CSK Auto Corp.*.........................         9,831
      5,000  Dillard's, Inc..........................        61,250
      4,800  Dollar Tree Stores, Inc.*...............       189,900
      2,400  Drugstore.Com*..........................        18,075
        800  Duane Reade, Inc.*......................        20,600
      1,000  Electronics Boutique Holdings Corp.*....        16,375
        400  Envision Development Corporation*.......         8,800
      5,700  eToys, Inc.*............................        36,160
        600  Factory 2-U Stores, Inc.*...............        22,688

Shares                                                        Value
-------------------------------------------------------------------
      8,100  Family Dollar Stores....................  $    158,456
      2,300  Gerald Stevens, Inc.*...................         3,306
      1,000  Guitar Center, Inc.*....................        10,500
      3,300  Harcourt General, Inc...................       179,438
      2,200  Hearst-Argyle Television, Inc.*.........        42,900
        400  Hot Topic, Inc.*........................        12,800
      1,400  Intertan, Inc.*.........................        16,450
     16,000  KMart Corp.*............................       109,000
      1,400  Lands' End, Inc.*.......................        46,725
      1,900  Linens 'n Things, Inc.*.................        51,538
      1,800  Longs Drug Stores Corp..................        39,150
     25,300  Michaels Stores*........................     1,159,056
     52,000  MSC Industrial Direct Co., Inc.*........     1,088,750
      1,600  Musicland Stores Corp.*.................        11,900
      2,300  Neiman-Marcus Group, Inc.*..............        67,994
      1,600  99 Cents Only Stores*...................        63,800
      6,300  Nordstrom, Inc..........................       151,988
      2,400  O'Reilly Automotive, Inc.*..............        33,300
     16,000  Office Depot, Inc.*.....................       100,000
      5,400  OfficeMax, Inc.*........................        27,000
        850  PC Connection, Inc.*....................        48,450
      1,000  Petco Animal Supplies, Inc.*............        19,625
      5,200  Petsmart, Inc.*.........................        17,550
      4,700  Pier 1 Imports, Inc.....................        45,825
     13,400  Rite Aid Corp...........................        87,938
      6,700  Saks, Inc.*.............................        70,350
        800  School Specialty, Inc.*.................        14,850
      7,800  Sherwin-Williams Co. (The)..............       165,263
      1,400  Shopko Stores, Inc.*....................        21,525
      2,300  Stamps.com, Inc.*.......................        16,819
      2,100  Stride Rite Corp........................        12,863
     12,000  Syncor International Corp.*.............       864,000


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
      1,600  Systemax, Inc.*.........................  $      6,200
      2,400  Tech Data Corp.*........................       104,550
      2,000  The Men's Wearhouse, Inc.*..............        44,625
     11,200  Toys 'R' Us, Inc.*......................       163,100
     97,600  Trans World Entertainment Corp.*........     1,183,400
      1,800  Tuesday Morning Corp.*..................        18,900
     69,200  Tweeter Home Entertainment Group,
             Inc.*...................................     2,101,950
        500  Ultimate Electronics, Inc.*.............        13,398
      1,500  Value City Department Stores, Inc.*.....        14,250
      6,500  Venator Group Inc*......................        66,625
        800  Whitehall Jewellers, Inc.*..............        14,900
      2,600  Williams-Sonoma, Inc.*..................        84,338
      1,700  Zale Corp.*.............................        62,050
                                                       ------------
                                                          9,659,841
                                                       ------------
TELEPHONE SYSTEMS -- 2.7%
      1,600  Adelphia Business Solutions, Inc.*......        37,100
      1,800  Adtran, Inc.*...........................       107,775
        600  Airgate PCS, Inc.*......................        31,538
      2,900  Alamosa PCS Holdings, Inc.*.............        60,538
      2,700  Allied Riser Communications Corp.*......        38,138
      1,000  American Telesource International,
             Inc.*...................................         6,313
      2,800  Arch Communications Group, Inc.*........        18,200
      2,500  Brightpoint, Inc.*......................        21,641
      3,500  Centennial Communications
             Corporation*............................        48,125
      6,500  CenturyTel, Inc.........................       186,875

Shares                                                         Value
--------------------------------------------------------------------
        600  CFW Communications Co...................  $      22,500
      1,400  Choice One Communications, Inc.*........         57,138
      1,000  Commonwealth Telephone Enterprises
             Inc.*...................................         47,063
        800  Corsair Communications, Inc.*...........         23,000
      6,800  Covad Communications Group, Inc.*.......        109,650
      2,200  Cypress Communications, Inc.*...........         15,950
      3,000  Digital Island, Inc.*...................        145,875
     29,400  Ditech Communications Corp.*............      2,780,138
      1,300  Dobson Communications Corp. - Class
             A*......................................         25,025
      3,000  DSL.Net Inc.*...........................         30,938
      1,000  e. spire Communications, Inc.*..........          6,750
     43,965  Focal Communications Corp.*.............      1,590,983
      2,400  General Communication*..................         12,300
      5,008  Global Crossing Ltd.*...................        131,773
      9,200  Global TeleSystems, Inc.................        110,975
        200  Golden Telecom, Inc.*...................          5,950
      1,700  Ibasis, Inc.*...........................         73,206
      2,300  ICG Communications, Inc.*...............         50,744
     29,040  Illuminet Holdings, Inc.*...............      1,477,410
     43,900  Intermedia Communications, Inc.*........      1,306,025
      2,800  ITC Deltacom, Inc.*.....................         62,475
        200  LCC International, Inc. - Class A*......          5,463
        800  Lightbridge, Inc.*......................         19,100
      8,200  Loral Space & Communications Ltd.*......         56,888
      2,800  Metrocall, Inc.*........................         25,200


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                       Value
------------------------------------------------------------------
      1,600  MGC Communications, Inc.*...............  $    95,900
      2,300  Motient Corp.*..........................       36,081
      1,600  Net2000 Communications, Inc.*...........       26,200
        800  Net2Phone, Inc.*........................       28,550
      2,200  Network Access Solutions Corp.*.........       21,038
      2,600  Network Plus Corp.*.....................       36,888
      3,088  NEXTLINK Communications, Inc.*..........      117,163
      1,700  Primus Telecommunications Group,
             Inc.*...................................       42,288
      3,700  RCN Corporation*........................       93,888
        500  Rural Cellular Corp.*...................       38,281
      2,700  Star Telecommunications, Inc.*..........        6,835
      3,000  Talk.com, Inc.*.........................       17,438
      4,100  TeleCorp PCS, Inc.*.....................      165,281
      1,800  Teligent, Inc.*.........................       42,525
      4,600  Tritel, Inc.*...........................      136,563
      2,500  Triton PCS Holdings, Inc.*..............      144,375
        500  Universal Access, Inc.*.................       12,250
      2,900  US Cellular Corp.*......................      182,700
        500  US LEC Corp.*...........................        8,500
      2,600  Viatel, Inc.*...........................       74,263
      1,700  WebLink Wireless, Inc.*.................       22,525
      2,300  West Teleservices Corp.*................       58,219
      3,400  Western Wireless Corp. - Class A*.......      185,300
      4,000  WinStar Communications, Inc.*...........      135,500
      1,900  Wireless Facilities, Inc.*..............       96,781

Shares                                                         Value
--------------------------------------------------------------------
      2,100  Worldpages.com, Inc.*...................  $      12,600
      1,500  Z-Tel Technologies, Inc.*...............         18,000
                                                       -------------
                                                          10,604,694
                                                       -------------
TEXTILES, CLOTHING & FABRICS -- 0.7%
      1,400  Albany International Corp.*.............         20,300
        200  Brown Shoe Company, Inc.................          2,600
      2,400  Burlington Industries, Inc.*............          4,050
      2,900  Collins & Aikman Corp.*.................         15,044
      1,000  Columbia Sportswear Co.*................         26,875
     41,000  Delta & Pine Land Co....................      1,027,563
      1,000  Footstar, Inc.*.........................         33,250
      1,000  Genesco, Inc.*..........................         16,063
      1,700  Guess?, Inc.*...........................         23,800
      5,700  Jones Apparel Group, Inc.*..............        133,950
      1,200  Justin Industries.......................         26,250
      1,300  Kellwood Co.............................         27,463
        700  Kenneth Cole Productions, Inc.*.........         28,000
      2,800  Liz Claiborne, Inc......................         98,700
      1,600  Nautica Enterprises, Inc.*..............         17,100
     39,800  Osh Kosh B Gosh - Class A...............        651,725
        100  Phillips-Van Heusen.....................            950
      1,700  Polo Ralph Lauren Corp.*................         24,225
      1,500  Polymer Group, Inc......................         13,875
      1,000  Quiksilver, Inc.*.......................         15,563
      2,600  Reebok International, Ltd.*.............         41,438
      2,200  Ruddick Corp............................         25,988
      1,500  Russell Corp............................         30,000
      6,300  Shaw Industries, Inc....................         78,750
        700  Skechers USA, Inc.*.....................         11,069
        800  Springs Industries, Inc. - Class A......         25,600
        600  Steven Madden Ltd.*.....................          3,938
        900  Timberland Company*.....................         63,731


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                        Value
-------------------------------------------------------------------
      2,800  Unifi, Inc.*............................  $     34,650
      5,500  V.F. Corp...............................       130,969
      2,600  Warnaco Group...........................        20,150
      2,500  WestPoint Stevens, Inc..................        27,813
      1,900  Wolverine World Wide....................        18,763
                                                       ------------
                                                          2,720,205
                                                       ------------
TRANSPORTATION -- 1.8%
      2,000  Alexander & Baldwin, Inc................        44,125
      1,000  American Classic Voyages Co.*...........        20,625
      1,500  American Freightways Corp.*.............        21,750
        300  Arctic Cat, Inc.........................         3,563
        900  Arkansas Best Corp.*....................         8,944
      1,200  Arnold Industries, Inc..................        14,475
      4,300  Brunswick Corp..........................        71,219
      1,900  C.H. Robinson Worldwide, Inc............        94,050
        800  Circle International Group..............        20,100
      2,400  CNF Transportation, Inc.................        54,600
      1,800  Expedia, Inc.*..........................        26,663
      2,400  Expeditors International Washington,
             Inc.....................................       114,000
        900  1st Source Corporation..................        14,119
      1,500  Fleetwood Enterprises, Inc..............        21,375
      1,700  Florida East Coast Inds.................        68,000
      1,400  FMC Corp.*..............................        81,200
      1,000  Forward Air Corp.*......................        40,000
      1,700  Fritz Companies, Inc.*..................        17,531
      4,200  Galileo International, Inc..............        87,675
      2,300  Gatx Corp...............................        78,200
      1,500  Hawaiian Electric Inds..................        49,219
      1,400  Heartland Express, Inc.*................        23,363
      1,700  Hunt (JB) Transport Services, Inc.......        26,244

Shares                                                        Value
-------------------------------------------------------------------
     41,800  Kirby Corp.*............................  $    888,250
        700  Knight Transportation, Inc.*............        10,194
        400  Landstar System, Inc.*..................        23,825
        600  MS Carriers, Inc.*......................        10,575
    106,500  Newport News Shipbuilding, Inc..........     3,913,875
     50,500  Offshore Logistics, Inc.*...............       725,938
      1,600  Overseas Shipholding Group..............        39,400
        900  Roadway Express, Inc....................        21,094
      5,900  Royal Caribbean Cruises Ltd.............       109,150
      2,900  Ryder System............................        54,919
      7,700  Sabre Holdings Corp.....................       219,450
      3,000  Swift Transportation Co., Inc.*.........        42,000
      1,300  Trico Marine Services, Inc.*............        16,575
      1,800  Trinity Industries, Inc.................        33,300
      1,200  USFreightways Corporation...............        29,475
      2,400  WABTEC..................................        24,900
      2,200  Werner Enterprises, Inc.................        25,438
      1,000  Winnebago Industries....................        13,063
      2,400  Wisconsin Central Transport*............        31,200
      1,200  Yellow Corp.*...........................        17,700
                                                       ------------
                                                          7,251,361
                                                       ------------
WATER COMPANIES -- 0.1%
        400  American States Water Company...........        11,900
      4,500  American Water Works, Inc...............       112,500
      5,500  Azurix Corp.*...........................        38,500
        600  California Water Service Group..........        14,550
        400  E'town Corp.............................        26,575


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 2000 (Unaudited) (continued)

Shares                                                          Value
---------------------------------------------------------------------
      1,900  Philadelphia Suburban Corp..............  $       38,950
        100  SJW Corp................................          11,888
      1,800  United Water Resources, Inc.............          62,775
                                                       --------------
                                                              317,638
                                                       --------------

TOTAL COMMON STOCKS
  (Cost $330,267,846)................................     379,560,736
                                                       --------------

Principal
Amount
---------
SHORT-TERM INVESTMENTS -- 9.4%
CASH EQUIVALENTS -- 9.2%

$ 2,394,734  Credit Agricole Indosuez
             6.719%, 07/05/00 (a)....................          2,394,734
  5,174,505  Fleet National Bank
             7.125%, 10/31/00 (a)....................          5,174,505
  7,184,203  Janus Money Market (a)..................          7,184,203
 12,069,462  Merrimac Cash Fund Premium Class (a)....         12,069,462
  9,578,937  Royal Bank of Canada
             6.813%, 07/03/00 (a)....................          9,578,937
                                                       -----------------
                                                              36,401,841
                                                       -----------------

Principal
Amount                                                             Value
------------------------------------------------------------------------
U.S. TREASURY BILLS -- 0.2%
$   550,000  U.S. Treasury Bill
             5.690%, 09/14/00 (b)....................  $         543,480
                                                       -----------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $36,945,321).................................         36,945,321
                                                       -----------------
TOTAL INVESTMENTS -- 105.4%
  (Cost $367,213,167)................................        416,506,057

Other assets in excess of
liabilities -- (5.4)%................................        (21,230,401)
                                                       -----------------
TOTAL NET ASSETS -- 100.0%...........................  $     395,275,656
                                                       =================

NOTES TO THE PORTFOLIO OF INVESTMENTS:


REIT -- Real Estate Investment Trust

*    Non-income producing security.

{::} This is a 144a security

(a)  Represents investments of security lending collateral (Note 2).

(b) Security has been pledged to cover collateral requirements for open futures.


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / June 30, 2000 (Unaudited)

Shares                                                       Value
------------------------------------------------------------------
COMMON STOCKS -- 95.3%
ADVERTISING -- 0.2%
    2,100  Interpublic Group of Companies, Inc.
           (The)...................................  $      90,300
   10,200  Omnicom Group, Inc......................        908,437
      500  Young & Rubicam, Inc....................         28,594
                                                     -------------
                                                         1,027,331
                                                     -------------
AEROSPACE & DEFENSE -- 1.2%
      800  B.F. Goodrich Co........................         27,250
    6,400  Boeing Co...............................        267,600
    1,400  General Dynamics Corp...................         73,150
    5,500  Honeywell International, Inc............        185,281
    2,700  Lockheed Martin Corp....................         66,994
      500  Northrop Grumman Corp...................         33,125
    2,300  Raytheon Co. - Class B..................         44,275
   85,400  Textron, Inc............................      4,638,287
      800  TRW, Inc................................         34,700
                                                     -------------
                                                         5,370,662
                                                     -------------
AIRLINES -- 0.7%
    1,000  AMR Corp.*..............................         26,437
   61,300  Delta Air Lines, Inc....................      3,099,481
    2,000  FedEx Corp.*............................         76,000
    3,400  Southwest Airlines Co...................         64,387
      500  US Airways Group, Inc.*.................         19,500
                                                     -------------
                                                         3,285,805
                                                     -------------
APPAREL RETAILERS -- 0.4%
    6,100  Gap, Inc. (The).........................        190,625
   28,500  Intimate Brands, Inc....................        562,875
   13,900  Kohl's Corp.*...........................        773,187
    2,900  Limited, Inc. (The).....................         62,712
                                                     -------------
                                                         1,589,399
                                                     -------------
AUTOMOTIVE -- 1.1%
    1,100  Dana Corp...............................         23,306

Shares                                                      Value
-----------------------------------------------------------------
    3,900  Delphi Automotive Systems Corp..........  $     56,794
    8,500  Ford Motor Co...........................       365,500
   76,067  General Motors Corp.....................     4,416,640
    1,200  Genuine Parts Co........................        24,000
    1,100  Goodyear Tire & Rubber Co. (The)........        22,000
    2,100  Harley-Davidson, Inc....................        80,850
      600  ITT Industries, Inc.....................        18,225
      400  Navistar International Corp.*...........        12,425
      500  PACCAR, Inc.............................        19,844
    1,300  Rockwell International Corp.............        40,950
    2,187  Visteon CorpVisteon Corp.*..............        26,514
                                                     ------------
                                                        5,107,048
                                                     ------------
BANKING -- 6.5%
   37,500  American Express Co.....................     1,954,687
    2,700  AmSouth Bancorp.........................        42,525
    5,000  Associates First Capital Corp...........       111,562
  108,887  Bank of America Corp....................     4,682,141
    5,200  Bank of New York Co., Inc. (The)........       241,800
    8,100  Bank One Corp...........................       215,156
    2,400  BB&T Corp...............................        57,300
    1,300  Capital One Financial Corp..............        58,012
    1,400  Charter One Financial, Inc..............        32,200
   85,334  Chase Manhattan Corp....................     3,930,697
    1,100  Comerica, Inc...........................        49,362
    2,200  Fifth Third Bancorp.....................       139,150
    7,000  First Union Corp........................       173,687
    6,700  Firstar Corp............................       141,119
  198,500  FleetBoston Financial Corp..............     6,749,000
    4,800  Freddie Mac.............................       194,400
    1,100  Golden West Financial Corp..............        44,894
    3,300  Household International, Inc............       137,156
    1,600  Huntington Bancshares, Inc..............        25,300
   49,000  JP Morgan & Co., Inc....................     5,396,125


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / June 30, 2000
 (Unaudited) (continued)

Shares                                                       Value
------------------------------------------------------------------
    3,100  KeyCorp.................................  $      54,637
    5,500  MBNA Corp...............................        149,187
    3,500  Mellon Financial Corp...................        127,531
    4,200  National City Corp......................         71,662
    1,500  Northern Trust Corp.....................         97,594
      945  Old Kent Financial Corp.................         25,279
   76,482  PNC Bank Corp...........................      3,585,094
    1,000  Providian Financial Corp................         90,000
    1,500  Regions Financial Corp..................         29,812
    1,100  SLM Holding Corp........................         41,181
    1,100  SouthTrust Corp.........................         24,887
    1,100  State Street Corp.......................        116,669
    1,200  Summit Bancorp..........................         29,550
    2,100  SunTrust Banks, Inc.....................         95,944
    1,900  Synovus Financial Corp..................         33,487
    5,100  U.S. Bancorp............................         98,175
    1,000  Union Planters Corp.....................         27,937
    1,400  Wachovia Corp...........................         75,950
    3,900  Washington Mutual, Inc..................        112,612
   11,400  Wells Fargo Co..........................        441,750
                                                     -------------
                                                        29,705,211
                                                     -------------
BEVERAGES, FOOD & TOBACCO -- 4.0%
      300  Adolph Coors Co.........................         18,150
   14,300  Anheuser-Busch Co., Inc.................      1,068,031
    4,100  Archer-Daniels-Midland Co...............         40,231
    1,900  Bestfoods...............................        131,575
      500  Brown-Forman Corp.......................         26,875
    2,900  Campbell Soup Co........................         84,462
   17,400  Coca-Cola Co. (The).....................        999,412
    2,900  Coca-Cola Enterprises, Inc..............         47,306
    3,400  Conagra, Inc............................         64,812
   76,800  General Mills, Inc......................      2,937,600
  123,900  H.J. Heinz Co...........................      5,420,625
      700  Hercules, Inc...........................          9,844
      900  Hershey Foods Corp......................         43,650
    2,800  Kellogg Co..............................         83,300

Shares                                                       Value
------------------------------------------------------------------
    2,200  Nabisco Group Holdings Corp.............  $      57,062
   10,200  Pepsico, Inc............................        453,262
  121,700  Philip Morris Co., Inc..................      3,232,656
   40,100  Quaker Oats Co. (The)...................      3,012,512
    2,100  Ralston-Ralston Purina Group............         41,869
    3,500  Safeway, Inc.*..........................        157,937
    6,200  Sara Lee Corp...........................        119,737
    1,000  SUPERVALU, Inc..........................         19,062
    2,300  SYSCO Corp..............................         96,887
    4,100  Unilever NV.............................        176,300
    1,200  UST, Inc................................         17,625
      800  William Wrigley Jr. Co..................         64,150
                                                     -------------
                                                        18,424,932
                                                     -------------
BUILDING MATERIALS -- 0.6%
   50,528  Home Depot, Inc. (The)..................      2,523,242
    2,600  Lowe's Companies, Inc...................        106,762
      400  Owens Corning...........................          3,700
      700  Vulcan Materials Co.....................         29,881
                                                     -------------
                                                         2,663,585
                                                     -------------
CHEMICALS -- 0.9%
    1,600  Air Products & Chemicals, Inc...........         49,300
      800  Avery Dennison Corp.....................         53,700
      500  Cooper Tire & Rubber Co.................          5,562
   95,000  Dow Chemical Co. (The)..................      2,867,812
    7,400  Du Pont (E.I.) De Nemours & Co..........        323,750
      500  Eastman Chemical Co.....................         23,875
      400  Great Lakes Chemical Corp...............         12,600
      700  International Flavors & Fragrances,
           Inc.....................................         21,131
    9,000  Pharmacia Corp..........................        465,187
    1,200  PPG Industries, Inc.....................         53,175
    1,100  Praxair, Inc............................         41,181


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / June 30, 2000
 (Unaudited) (continued)

Shares                                                      Value
-----------------------------------------------------------------
      600  Sealed Air Corp.*.......................  $     31,425
      400  Tupperware Corp.........................         8,800
      900  Union Carbide Corp......................        44,550
      500  W.R. Grace & Co.*.......................         6,062
                                                     ------------
                                                        4,008,110
                                                     ------------
COMMERCIAL SERVICES -- 0.2%
    1,300  Allied Waste Industries, Inc.*..........        13,000
    5,000  Cendant Corp.*..........................        70,000
    1,100  Dun & Bradstreet Corp. (The)............        31,487
    1,000  Equifax, Inc............................        26,250
      500  Fluor Corp..............................        15,812
      700  H&R Block, Inc..........................        22,662
    3,200  Halliburton Co..........................       151,000
    2,600  Paychex, Inc............................       109,200
    7,100  PerkinElmer, Inc........................       469,487
      800  Quintiles Transnational Corp.*..........        11,300
      900  R.R. Donnelley & Sons Co................        20,306
    4,200  Waste Management, Inc...................        79,800
                                                     ------------
                                                        1,020,304
                                                     ------------
COMMUNICATIONS -- 3.0%
   13,100  ADC Telecommunications, Inc.*...........     1,098,762
      600  Andrew Corp.*...........................        20,137
   12,000  Comverse Technology, Inc.*..............     1,116,000
   12,400  EchoStar Communications Corp.*..........       410,557
   98,100  Lucent Technologies, Inc................     5,812,425
   24,640  McLeodUSA, Inc.*........................       509,740
    2,100  Network Appliance, Inc.*................       169,050
   26,300  Nextel Communications, Inc.*............     1,609,231
   20,800  Nortel Networks Corp....................     1,419,600
    5,200  Qualcomm, Inc.*.........................       312,000

Shares                                                       Value
------------------------------------------------------------------
    1,100  Scientific-Atlanta, Inc.................  $      81,950
   16,500  Tellabs, Inc.*..........................      1,129,219
                                                     -------------
                                                        13,688,671
                                                     -------------
COMPUTER HARDWARE -- 0.1%
    4,200  Foundry Networks, Inc.*.................        464,100
      700  NCR Corp.*..............................         27,256
      300  Tektronix, Inc..........................         22,200
                                                     -------------
                                                           513,556
                                                     -------------
COMPUTER SERVICES -- 0.3%
    1,000  Ceridian Corp.*.........................         24,062
    8,300  Juniper Networks, Inc.*.................      1,208,169
      400  Sapient Corp.*..........................         42,775
                                                     -------------
                                                         1,275,006
                                                     -------------
COMPUTER SOFTWARE -- 0.2%
      200  Mercury Interactive Corp.*..............         19,350
    4,100  Micromuse, Inc.*........................        678,486
    2,200  Novell, Inc.*...........................         20,350
                                                     -------------
                                                           718,186
                                                     -------------
COMPUTER SOFTWARE & PROCESSING -- 6.3%
      900  Adobe Systems, Inc......................        117,000
   42,711  America Online, Inc.*...................      2,253,005
      400  Autodesk, Inc...........................         13,875
    4,400  Automatic Data Processing, Inc..........        235,675
   18,300  BEA Systems, Inc.*......................        904,706
    1,700  BMC Software, Inc.*.....................         62,023
    8,300  Brocade Communications Systems, Inc.*...      1,522,921
    1,300  Citrix Systems, Inc.*...................         24,619
   73,600  Computer Associates International,
           Inc.....................................      3,767,400
    1,200  Computer Sciences Corp.*................         89,625
    2,500  Compuware Corp.*........................         25,937


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / June 30, 2000
 (Unaudited) (continued)

Shares                                                       Value
------------------------------------------------------------------
      500  Deluxe Corp.............................  $      11,781
    3,200  Electronic Data Systems Corp............        132,000
    2,900  First Data Corp.........................        143,912
    8,500  i2 Technologies, Inc.*..................        886,258
    2,100  IMS Health, Inc.........................         37,800
    8,800  InfoSpace, Inc.*........................        486,200
    3,500  Inktomi Corp.*..........................        413,875
   79,330  Microsoft Corp.*........................      6,346,400
   46,740  Oracle Corp.*...........................      3,929,081
    1,900  Parametric Technology Corp.*............         20,900
    1,900  PeopleSoft, Inc.*.......................         31,825
      100  Shared Medical Systems Corp.............          7,294
    7,850  Siebel Systems, Inc.*...................      1,283,966
   23,500  Sun Microsystems, Inc.*.................      2,137,031
    2,100  Unisys Corp.*...........................         30,581
    6,200  VeriSign, Inc.*.........................      1,094,300
   18,380  VERITAS Software Corp.*.................      2,077,227
    3,800  Yahoo!, Inc.*...........................        470,725
                                                     -------------
                                                        28,557,942
                                                     -------------
COMPUTERS & INFORMATION -- 6.7%
   11,900  Apple Computer, Inc.*...................        623,262
    1,200  Cabletron Systems, Inc.*................         30,300
  127,800  Cisco Systems, Inc.*....................      8,123,287
  199,200  Compaq Computer.........................      5,092,050
   18,100  Dell Computer Corp.*....................        892,556
   41,700  EMC Corp.*..............................      3,208,294
    2,200  Gateway, Inc.*..........................        124,850
   43,600  Hewlett Packard Co......................      5,444,550
   57,600  IBM Corp................................      6,310,800
      900  Lexmark International Group, Inc.*......         60,525
    2,800  Minnesota Mining & Manufacturing Co.
           (3M)....................................        231,000
    1,800  Pitney Bowes, Inc.......................         72,000
    1,600  Seagate Technology, Inc.*...............         88,000

Shares                                                       Value
------------------------------------------------------------------
    4,100  Solectron Corp.*........................  $     171,687
    2,400  3Com Corp.*.............................        138,300
                                                     -------------
                                                        30,611,461
                                                     -------------
CONTAINERS & PACKAGING -- 0.0%
      200  Ball Corp...............................          6,437
      900  Crown Cork & Seal Co., Inc..............         13,500
                                                     -------------
                                                            19,937
                                                     -------------
COSMETICS & PERSONAL CARE -- 1.6%
      400  Alberto-Culver Co.......................         12,225
    1,700  Avon Products, Inc......................         75,650
    1,600  Clorox Co. (The)........................         71,700
   17,400  Colgate-Palmolive Co....................      1,041,825
      900  Ecolab, Inc.............................         35,156
    9,400  Estee Lauder Companies, Inc. (The)......        464,712
    7,300  Gillette Co. (The)......................        255,044
   95,150  Procter & Gamble Co. (The)..............      5,447,337
                                                     -------------
                                                         7,403,649
                                                     -------------
ELECTRIC UTILITIES -- 1.4%
      900  Ameren Corp.............................         30,375
    2,200  American Electric Power Co..............         65,175
    1,100  Carolina Power & Light Co...............         35,131
    1,100  Cinergy Corp............................         27,981
      800  CMS Energy Corp.........................         17,700
    1,500  Consolidated Edison, Inc................         44,437
    1,000  Constellation Energy Group..............         32,562
    1,600  Dominion Resources, Inc.................         68,600
    1,000  DTE Energy Co...........................         30,562
    2,600  Duke Energy Corp........................        146,575
    2,400  Edison International....................         49,200
    1,700  Entergy Corp............................         46,219
    1,600  FirstEnergy Corp........................         37,400
      700  Florida Progress Corp...................         32,812
    1,200  FPL Group, Inc..........................         59,400


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / June 30, 2000
 (Unaudited) (continued)

Shares                                                       Value
------------------------------------------------------------------
      800  GPU, Inc................................  $      21,650
      800  New Century Energies, Inc...............         24,000
    1,200  Niagara Mohawk Holdings, Inc.*..........         16,725
    1,100  Northern States Power Co................         22,206
    1,300  PECO Energy Co..........................         52,406
  108,600  PG&E Corp...............................      2,674,275
      600  Pinnacle West Capital Corp..............         20,325
    1,000  PPL Corp................................         21,937
    1,500  Public Service Enterprise Group, Inc....         51,937
    2,000  Reliant Energy, Inc.....................         59,125
    1,400  Sempra Energy...........................         23,800
    4,600  Southern Co. (The)......................        107,237
    3,000  The AES Corporation*....................        136,875
   81,600  TXU Corp................................      2,407,200
    1,200  Unicom Corp.............................         46,425
                                                     -------------
                                                         6,410,252
                                                     -------------
ELECTRICAL EQUIPMENT -- 3.1%
    1,300  American Power Conversion Corp.*........         53,056
      500  Eaton Corp..............................         33,500
    3,000  Emerson Electric Co.....................        181,125
  261,400  General Electric Co.....................     13,854,200
      300  National Service Industries, Inc........          5,850
      400  Thomas & Betts Corp.....................          7,650
                                                     -------------
                                                        14,135,381
                                                     -------------
ELECTRONICS -- 5.4%
      700  Adaptec, Inc.*..........................         15,925
    1,100  Advanced Micro Devices, Inc.*...........         84,975
    1,400  Altera Corp.*...........................        142,712
    2,500  Analog Devices, Inc.*...................        190,000
    4,200  Broadcom Corp.*.........................        919,537
    1,500  Conexant Systems, Inc.*.................         72,937
       35  Hughes Electronics Corp.*...............          3,071

Shares                                                       Value
------------------------------------------------------------------
   91,922  Intel Corp..............................  $  12,288,822
   19,000  JDS Uniphase Corp.*.....................      2,277,625
    1,300  KLA-Tencor Corporation*.................         76,131
    2,200  Linear Technology Corp..................        140,662
   15,900  LSI Logic Corp.*........................        860,588
    2,000  Maxim Intergrated Products, Inc.*.......        135,875
    3,900  Micron Technology, Inc.*................        343,444
    1,300  Molex, Inc..............................         62,563
   15,200  Motorola, Inc...........................        441,750
    1,200  National Semiconductor Corp.*...........         68,100
      900  Novellus System, Inc.*..................         50,906
    5,000  PMC-Sierra, Inc.*.......................        888,438
    1,100  Sanmina Corp.*..........................         94,050
    3,300  SDL, Inc.*..............................        941,119
   11,300  Teradyne, Inc.*.........................        830,550
   35,000  Texas Instruments, Inc..................      2,404,063
    4,600  Xerox Corp..............................         95,450
   12,600  Xilinx, Inc.*...........................      1,040,288
                                                     -------------
                                                        24,469,581
                                                     -------------
ENTERTAINMENT & LEISURE -- 0.9%
    4,200  Carnival Corp. - Class A................         81,900
    2,200  Eastman Kodak Co........................        130,900
      900  Harrah's Entertainment, Inc.*...........         18,844
    1,200  Hasbro, Inc.............................         18,075
    2,900  Mattel, Inc.............................         38,244
      300  Polaroid Corp...........................          5,419
    3,000  Seagrams Co., Ltd. (The)................        174,000
   95,100  Walt Disney Co. (The)...................      3,691,069
                                                     -------------
                                                         4,158,451
                                                     -------------
FINANCIAL SERVICES -- 2.7%
      800  Bear Stearns Companies., Inc. (The).....         33,300
    9,600  Charles Schwab Corp. (The)..............        322,800


    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
American Odyssey Funds, Inc. / Core Equity Fund / June 30, 2000
(Unaudited) (continued)

  Shares                                                  Value
----------------------------------------------------------------------
   23,700  Citigroup, Inc. (a).....................  $       1,427,925
      800  Countrywide Credit Industries, Inc......             24,250
    7,100  Federal National Mortgage Association...            370,531
    1,700  Franklin Resources, Inc.................             51,638
      900  Lehman Brothers Holding, Inc............             85,106
   13,900  Merrill Lynch & Co......................          1,598,500
  102,348  Morgan Stanley, Dean Witter and Co......          8,520,471
    1,000  Paine Webber Group, Inc.................             45,500
      800  T. Rowe Price Associates, Inc...........             34,000
                                                     -----------------
                                                            12,514,021
                                                     -----------------
FOOD RETAILERS -- 0.1%
    2,900  Albertsons, Inc.........................             96,425
      300  Great Atlantic & Pacific Tea Co.
           (The)...................................              4,988
    5,700  Kroger Co. (The)*.......................            125,756
    1,300  Starbucks Corp.*........................             49,644
    1,000  Winn-Dixie Stores, Inc..................             14,313
                                                     -----------------
                                                               291,126
                                                     -----------------
FOREST PRODUCTS & PAPER -- 0.1%
      400  Bemis Co., Inc..........................             13,450
      400  Boise Cascade Corp......................             10,350
    1,500  Fort James Corp.........................             34,688
    1,200  Georgia-Pacific Group...................             31,500
    3,395  International Paper Co..................            101,217
    3,900  Kimberly-Clark Corp.....................            223,763
      700  Louisiana-Pacific Corp..................              7,613
    1,200  Pactiv Corp.*...........................              9,450
      200  Potlatch Corp...........................              6,625
      400  Temple-Inland, Inc......................             16,800
      700  Westvaco Corp...........................             17,369

  Shares                                                  Value
----------------------------------------------------------------------
    1,600  Weyerhaeuser Co.........................  $          68,800
      800  Willamette Industries, Inc..............             21,800
                                                     -----------------
                                                               563,425
                                                     -----------------
HEALTH CARE PROVIDERS -- 1.2%
  177,700  HCA - The Healthcare Corporation........          5,397,638
    2,600  HEALTHSOUTH Corp.*......................             18,688
      700  Manor Care, Inc.*.......................              4,900
    2,100  Tenet Healthcare Corp...................             56,700
                                                     -----------------
                                                             5,477,926
                                                     -----------------
HEAVY CONSTRUCTION -- 0.0%
      400  Centex Corp.............................              9,400
      300  Kaufman & Broad Home Corp...............              5,944
      400  McDermott International, Inc............              3,525
                                                     -----------------
                                                                18,869
                                                     -----------------
HEAVY MACHINERY -- 1.5%
   17,900  Applied Materials, Inc.*................          1,622,188
    2,200  Baker Hughes, Inc.......................             70,400
      600  Black & Decker Corp. (The)..............             23,588
      200  Briggs & Stratton Corp..................              6,850
    2,400  Caterpillar, Inc........................             81,300
      300  Cummins Engine Co., Inc.................              8,175
  113,800  Deere & Co..............................          4,210,600
    1,400  Dover Corp..............................             56,788
    1,100  Ingersoll-Rand Co.......................             44,275
   16,600  Lam Research Corp.*.....................            622,500
      800  Pall Corp...............................             14,800
      800  Parker-Hannifin Corp....................             27,400
      600  Stanley Works (The).....................             14,250
      400  Timken Co. (The)........................              7,450
    3,300  United Technologies Corp................            194,288
      600  W.W. Grainger, Inc......................             18,488
                                                     -----------------
                                                             7,023,340
                                                     -----------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
American Odyssey Funds, Inc. / Core Equity Fund / June 30, 2000
(Unaudited) (continued)


  Shares                                                  Value
----------------------------------------------------------------------
HOME CONSTRUCTION,
FURNISHINGS & APPLIANCES -- 0.0%
      600  Johnson Controls, Inc...................  $          30,788
    1,300  Leggett & Platt, Inc....................             21,450
      600  Maytag Corp.............................             22,125
    1,900  Newell Rubbermaid, Inc..................             48,925
      300  Pulte Corp..............................              6,488
      500  Whirlpool Corp..........................             23,313
                                                     -----------------
                                                               153,089
                                                     -----------------
HOUSEHOLD PRODUCTS -- 0.5%
    6,600  Corning, Inc............................          1,781,175
    1,100  Fortune Brands, Inc.....................             25,369
    2,100  Illinois Tool Works, Inc................            119,700
    1,000  Owens-Illinois, Inc.*...................             11,688
    1,500  Rohm & Haas Co..........................             51,750
      400  Snap-On, Inc............................             10,650
                                                     -----------------
                                                             2,000,332
                                                     -----------------
INDUSTRIAL - DIVERSIFIED -- 0.5%
      200  Armstrong Holdings, Inc.................              3,063
    1,100  Convergys Corp.*........................             57,063
      600  Phelps Dodge Corp.......................             22,313
   46,525  Tyco International, Ltd.................          2,204,122
                                                     -----------------
                                                             2,286,561
                                                     -----------------
INSURANCE -- 8.0%
    1,000  Aetna, Inc..............................             64,188
    1,800  AFLAC, Inc..............................             82,688
    5,100  Allstate Corp...........................            113,475
   67,500  American General Corp...................          4,117,500
   77,800  American International Group, Inc.......          9,141,500
    1,800  AON Corp................................             55,913
   46,500  Chubb Corp..............................          2,859,750
   61,000  Cigna Corp..............................          5,703,500
    1,100  Cincinnati Financial Corp...............             34,581
  309,900  Conseco, Inc............................          3,021,525

  Shares                                                  Value
----------------------------------------------------------------------
  102,900  Hartford Financial Services Group, Inc.
           (The)...................................  $       5,755,969
    1,100  Humana, Inc.*...........................              5,363
      700  Jefferson-Pilot Corp....................             39,506
    1,300  Lincoln National Corp...................             46,963
      700  Loews Corp..............................             42,000
    1,900  Marsh & McLennan Companies, Inc.........            198,431
      700  MBIA, Inc...............................             33,731
      700  MGIC Investment Corp....................             31,850
      500  Progressive Corp. (The).................             37,000
      900  SAFECO Corp.............................             17,888
  147,300  St. Paul Companies, Inc. (The)..........          5,026,613
      900  Torchmark Corp..........................             22,219
    1,200  UnitedHealth Group, Inc.................            102,900
    1,600  UnumProvident Corp......................             32,100
      400  Wellpoint Health Networks, Inc.*........             28,975
                                                     -----------------
                                                            36,616,128
                                                     -----------------
LODGING -- 0.0%
    2,500  Hilton Hotels Corp......................             23,438
    1,700  Marriott International, Inc.............             61,306
                                                     -----------------
                                                                84,744
                                                     -----------------
MEDIA - BROADCASTING & PUBLISHING -- 6.1%
      400  American Greetings Corp.................              7,600
  273,638  AT&T Liberty Media Group*...............          6,635,722
   19,418  Clear Channel Communications, Inc.*.....          1,456,350
    6,300  Comcast Corp.*..........................            255,150
      600  Dow Jones & Co., Inc....................             43,950
    1,900  Gannett Co., Inc........................            113,644
      500  Knight-Ridder, Inc......................             26,594
    1,300  McGraw-Hill Companies, Inc. (The).......             70,200

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
American Odyssey Funds, Inc. / Core Equity Fund / June 30, 2000
(Unaudited) (continued)


  Shares                                                  Value
----------------------------------------------------------------------
   45,500  MediaOne Group, Inc.*...................  $       3,867,500
      300  Meredith Corp...........................             10,125
   20,100  New York Times Co. (The) - Class A......            793,950
   34,500  Time Warner, Inc........................          2,622,000
  109,100  Tribune Co..............................          3,818,500
    7,800  Univision Communications, Inc.*.........            807,300
  107,900  Viacom, Inc. - Class B*.................          7,357,431
                                                     -----------------
                                                            27,886,016
                                                     -----------------
MEDICAL SUPPLIES -- 4.2%
    4,766  Agilent Technologies, Inc.*.............            351,493
   18,200  Allergan, Inc...........................          1,355,900
      400  Bausch & Lomb, Inc......................             30,950
   85,100  Baxter International, Inc...............          5,983,594
    1,700  Becton, Dickinson & Co..................             48,769
      800  Biomet, Inc.............................             30,750
    2,800  Boston Scientific Corp.*................             61,425
      300  C.R. Bard, Inc..........................             14,438
    1,000  Danaher Corp............................             49,438
    2,100  Guidant Corp.*..........................            103,950
   90,200  Johnson & Johnson.......................          9,189,125
      500  Mallinckrodt, Inc.......................             21,719
      700  Mead Corp...............................             17,675
    8,400  Medtronic, Inc..........................            418,425
      300  Millipore Corp..........................             22,613
   20,400  PE Corp. - PE Biosystems Group..........          1,343,850
      600  St Jude Medical, Inc.*..................             27,525
    1,100  Thermo Electron Corp.*..................             23,169
                                                     -----------------
                                                            19,094,808
                                                     -----------------
METALS -- 0.8%
    1,500  Alcan Aluminium, Ltd....................             46,500
  115,300  Alcoa, Inc..............................          3,343,700
      600  Allegheny Technologies, Inc.............             10,800

  Shares                                                  Value
----------------------------------------------------------------------
    2,700  Barrick Gold Corp.......................  $          49,106
      900  Bethlehem Steel Corp.*..................              3,206
      600  Cooper Industries, Inc..................             19,538
      400  Crane Co................................              9,725
      900  Engelhard Corp..........................             15,356
    1,100  Freeport-McMoRan Copper & Gold, Inc.*...             10,175
    1,800  Homestake Mining Co.....................             12,375
    1,200  Inco Ltd.*..............................             18,450
    3,100  Masco Corp..............................             55,994
    1,100  Newmont Mining Corp.....................             23,788
      600  Nucor Corp..............................             19,913
    2,200  Placer Dome, Inc........................             21,038
      600  USX-US Steel Group, Inc.................             11,138
      600  Worthington Industries, Inc.............              6,300
                                                     -----------------
                                                             3,677,102
                                                     -----------------
OIL & GAS -- 8.0%
  103,100  Amerada Hess Corp.......................          6,366,425
      900  Anadarko Petroleum Corp.................             44,381
   12,000  Apache Corp.............................            705,750
      500  Ashland, Inc............................             17,531
    1,500  Burlington Resources, Inc...............             57,375
    4,600  Chevron Corp............................            390,138
    1,500  Coastal Corp. (The).....................             91,313
      600  Columbia Energy Group...................             39,375
    4,300  Conoco, Inc.............................            105,619
    1,600  El Paso Energy Corp.....................             81,500
   71,100  Enron Corp..............................          4,585,950
  141,665  Exxon Mobil Corp........................         11,120,703
    2,500  Occidental Petroleum Corp...............             52,656
      200  ONEOK, Inc..............................              5,188
    1,800  Phillips Petroleum Co...................             91,238
   15,100  Royal Dutch Petroleum Co................            929,594
    4,000  Schlumberger, Ltd.......................            298,500
      600  Sunoco, Inc.............................             17,663
  104,372  Texaco, Inc.............................          5,557,809

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
American Odyssey Funds, Inc. / Core Equity Fund / June 30, 2000
(Unaudited) (continued)


  Shares                                                  Value
----------------------------------------------------------------------
    1,000  Tosco Corp..............................  $          28,313
    1,700  Union Pacific Resources Group, Inc......             37,400
  176,500  Unocal Corp.............................          5,846,563
    2,100  USX-Marathon Group......................             52,631
    3,000  Williams Companies, Inc. (The)..........            125,063
                                                     -----------------
                                                            36,648,678
                                                     -----------------
OIL & GAS DISTRIBUTION -- 0.0%
      200  Eastern Enterprises.....................             12,600
      300  NICOR, Inc..............................              9,788
      200  Peoples Energy Corp.....................              6,475
                                                     -----------------
                                                                28,863
                                                     -----------------
OIL & GAS EXPLORATION -- 0.0%
      700  Kerr-McGee Corp.........................             41,256
                                                     -----------------
OIL & GAS FIELD SERVICES -- 0.1%
    7,900  BJ Services Co.*........................            493,750
      600  Rowan Co., Inc.*........................             18,225
    1,400  Transocean Sedco Forex, Inc.............             74,813
                                                     -----------------
                                                               586,788
                                                     -----------------
PHARMACEUTICALS -- 5.6%
   10,700  Abbott Laboratories.....................            476,819
      700  ALZA Corp.*.............................             41,388
   23,200  American Home Products Corp.............          1,363,000
   22,640  Amgen, Inc.*............................          1,590,460
    7,300  Andrx Corp.*............................            466,630
    1,000  Biogen, Inc.*...........................             64,500
  113,500  Bristol Myers Squibb Co.................          6,611,375
    1,900  Cardinal Health, Inc....................            140,600
    8,000  Eli Lilly & Co..........................            799,000
    6,000  Forest Laboratories, Inc.*..............            606,000
    7,900  Genentech, Inc.*........................          1,358,800
    1,900  McKesson HBOC, Inc......................             39,781

  Shares                                                  Value
----------------------------------------------------------------------
   14,300  MedImmune, Inc.*........................  $       1,058,200
   43,200  Merck & Co., Inc........................          3,310,200
  127,378  Pfizer, Inc.............................          6,114,132
   29,500  Schering Plough Corp....................          1,489,750
      700  Sigma-Aldrich Corp......................             20,475
      700  Watson Pharmaceutical, Inc.*............             37,625
                                                     -----------------
                                                            25,588,735
                                                     -----------------
RESTAURANTS -- 0.1%
      800  Darden Restaurants, Inc.................             13,000
    9,500  McDonald's Corp.........................            312,906
    1,000  Tricon Global Restaurants, Inc.*........             28,250
      800  Wendy's International, Inc..............             14,250
                                                     -----------------
                                                               368,406
                                                     -----------------
RETAILERS -- 2.1%
      900  AutoZone, Inc.*.........................             19,800
    1,000  Bed Bath & Beyond, Inc.*................             36,250
    1,400  Best Buy Co., Inc.*.....................             88,550
    1,400  Circuit City Stores, Inc................             46,463
      800  Consolidated Stores Corp.*..............              9,600
    3,200  Costco Wholesale Corp.*.................            105,600
    2,700  CVS Corp................................            108,000
      600  Dillard's, Inc..........................              7,350
    2,250  Dollar General Corp.....................             43,875
   94,250  Federated Department Stores, Inc.*......          3,180,938
      500  Harcourt General, Inc...................             27,188
    1,800  J.C. Penney Co., Inc....................             33,188
    3,300  KMart Corp.*............................             22,481
      200  Longs Drug Stores Corp..................              4,350
    2,300  May Department Stores Co. (The).........             55,200
      900  Nordstrom, Inc..........................             21,713
    2,100  Office Depot, Inc.*.....................             13,125
   18,400  RadioShack Corporation..................            871,700

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
American Odyssey Funds, Inc. / Core Equity Fund / June 30, 2000
(Unaudited) (continued)


  Shares                                                  Value
----------------------------------------------------------------------
    1,800  Rite Aid Corp...........................  $          11,813
    2,600  Sears Roebuck & Co......................             84,825
    1,100  Sherwin-Williams Co. (The)..............             23,306
    3,300  Staples, Inc.*..........................             50,738
   15,900  Target Corp.............................            922,200
      500  Tiffany & Co............................             33,750
    2,100  TJX Companies, Inc. (The)...............             39,375
    1,600  Toys 'R' Us, Inc.*......................             23,300
   61,326  Wal-Mart Stores, Inc....................          3,533,911
    7,200  Walgreen Co.............................            231,750
                                                     -----------------
                                                             9,650,339
                                                     -----------------
TELEPHONE SYSTEMS -- 8.1%
    2,200  ALLTEL Corp.............................            136,263
  144,200  AT&T Corp...............................          4,560,325
  113,700  AT&T Wireless Group*....................          3,169,388
   10,900  Bell Atlantic Corp......................            553,856
   74,600  BellSouth Corp..........................          3,179,825
    1,000  CenturyTel, Inc.........................             28,750
    6,100  Global Crossing Ltd.*...................            160,506
    6,800  GTE Corp................................            423,300
    5,700  Level 3 Communications, Inc.*...........            501,600
   18,400  Metromedia Fiber Network, Inc.*.........            730,250
    7,900  Redback Networks, Inc.*.................          1,406,200
  142,100  SBC Communications, Inc.................          6,145,825
   75,783  Sprint Corp. (FON Group)................          3,864,933
   29,100  Sprint Corp. (PCS Group)*...............          1,731,450
   66,700  U.S. WEST, Inc..........................          5,719,525
    4,900  Voicestream Wireless Corp.*.............            569,855
   92,600  WorldCom, Inc.*.........................          4,248,025
                                                     -----------------
                                                            37,129,876
                                                     -----------------

  Shares                                                  Value
----------------------------------------------------------------------
TEXTILES, CLOTHING &
FABRICS -- 0.0%
      400  Liz Claiborne, Inc......................  $          14,100
    1,900  NIKE, Inc...............................             75,644
      400  Reebok International, Ltd.*.............              6,375
      200  Russell Corp............................              4,000
      100  Springs Industries, Inc. - Class A......              3,200
      800  V.F. Corp...............................             19,050
                                                     -----------------
                                                               122,369
                                                     -----------------
TRANSPORTATION -- 0.8%
      600  Brunswick Corp..........................              9,938
    3,100  Burlington Northern Santa Fe Corp.......             71,106
    1,500  CSX Corp................................             31,781
      200  FMC Corp.*..............................             11,600
      800  Kansas City Southern Industries, Inc....             70,950
    2,600  Norfolk Southern Corp...................             38,675
      400  Ryder System............................              7,575
      900  Sabre Holdings Corp.....................             25,650
   84,500  Union Pacific Corp......................          3,142,344
    6,700  United Parcel Service, Inc..............            395,300
                                                     -----------------
                                                             3,804,919
                                                     -----------------
TOTAL COMMON STOCKS
  (Cost $413,494,718)..............................        435,822,176
                                                     -----------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
American Odyssey Funds, Inc. / Core Equity Fund / June 30, 2000
(Unaudited) (continued)


Principal
 Amount                                                    Value
----------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.0%
CASH EQUIVALENTS -- 2.0%
$ 601,432  Credit Agricole Indosuez
           6.719%, 07/05/00 (b)....................  $         601,432
1,299,562  Fleet National Bank
           7.125%, 10/31/00 (b)....................          1,299,562
1,804,295  Janus Money Market (b)..................          1,804,295
3,031,215  Merrimac Cash Fund Premium Class (b)....          3,031,215
2,405,728  Royal Bank of Canada
           6.813%, 07/03/00 (b)....................          2,405,728
                                                     -----------------
                                                             9,142,232
                                                     -----------------
U.S. TREASURY BILLS -- 0.0%
  100,000  U.S. Treasury Bill
           5.700%, 09/14/00 (c)....................             98,812
  100,000  U.S. Treasury Bill
           5.730%, 09/14/00 (c)....................             98,806
                                                     -----------------
                                                               197,618
                                                     -----------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $9,339,850)................................          9,339,850
                                                     -----------------
TOTAL INVESTMENTS -- 97.3%
  (Cost $422,834,568)..............................        445,162,026
                                                     -----------------
Other assets in excess of liabilities -- 2.7%......         12,396,872
                                                     -----------------
TOTAL NET ASSETS -- 100.0%.........................  $     457,558,898
                                                     =================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

*     Non-income producing security.

(a)   An affiliate of American Odyssey Funds Management, Inc.

(b)   Represents investments of security lending collateral (Note 2).

(c) Security has been pledged to cover collateral requirements for open futures.

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
American Odyssey Funds, Inc. / Long-Term Bond Fund / June 30, 2000
(Unaudited)


Principal
 Amount                                                      Value
------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 12.1%
CORPORATE DEBT -- 4.6%
$ 2,000,000  Abbey National Capital Trust I,
             Variable Rate
             8.963%, 12/29/49........................  $       1,992,684
  1,231,000  Global Crossing Holdings Ltd.,
             Yankee-Dollar
             9.500%, 11/15/09........................          1,194,070
  1,350,000  HSBC Capital Funding LP, 144A, Variable
             Rate
             10.176%, 12/31/49.......................          1,449,159
  2,150,000  HypoVereinsbank 144A
             8.741%, 06/30/31........................          1,980,881
    550,000  IBJ Preferred Cap LLC, 144A, Variable
             Rate, FLIRB
             8.790%, 12/29/49........................            499,053
  1,000,000  KBC Bank Fund Trust III
             9.860%, 11/29/49........................          1,023,500
    600,000  Pemex Finance Ltd.
             9.030%, 02/15/11........................            619,443
  1,000,000  Royal Bank of Scotland Plc
             9.118%, 03/31/49........................          1,031,970
    142,000  RSL Communications Plc
             12.875%, 03/01/10.......................            107,210
  2,300,000  Sumitomo Bank Treasury, 144A, Variable
             Rate
             9.400%, 12/29/49........................          2,211,473
     57,000  360 Networks, Inc.
             13.000%, 05/01/08.......................             57,285
    100,000  Worldwide Fiber, Inc.
             12.000%, 08/01/09.......................             95,000
                                                       -----------------
                                                              12,261,728
                                                       -----------------
GOVERNMENT OBLIGATIONS -- 7.5%
  1,230,000  Manitoba (Province) - Series EE,
             Yankee-Dollar
             9.500%, 09/15/18........................          1,465,988
    601,398  Panama - PDI
             4.000%, 07/17/16........................            499,042

Principal
 Amount                                                      Value
------------------------------------------------------------------------
$ 2,000,000  Quebec Province, Yankee-Dollar
             5.670%, 02/27/26........................  $       1,980,080
      6,000  Republic of Argentina
             11.750%, 06/15/15.......................              5,445
  2,720,000  Republic of Argentina Global Bond
             11.375%, 03/15/10.......................          2,478,600
     27,200  Republic of Argentina Series BB,
             Variable Rate
             7.375%, 03/31/05........................             24,650
  2,204,224  Republic of Brazil - C Bond, Variable
             Rate
             8.000%, 04/15/14........................          1,634,778
    420,000  Republic of Colombia Global Bond
             11.750%, 02/25/20.......................            345,450
    780,000  Republic of Colombia Global Bond Series
             NOV
             9.750%, 04/23/09........................            686,400
    650,000  Republic of Philippines Global Bond
             9.500%, 10/21/24........................            606,125
  1,010,000  Republic of Philippines Global Bond
             9.875%, 01/15/19........................            820,625
  6,210,000  United Mexican States Global Bond
             11.500%, 05/15/26.......................          7,483,050
  1,830,000  United Mexican States Global Bond Series
             XW
             10.375%, 02/17/09.......................          1,944,375
                                                       -----------------
                                                              19,974,608
                                                       -----------------
TOTAL FOREIGN OBLIGATIONS
  (Cost $32,633,144).................................         32,236,336
                                                       -----------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
American Odyssey Funds, Inc. / Long-Term Bond Fund / June 30, 2000 (Unaudited) (continued)


Principal
 Amount                                                      Value
------------------------------------------------------------------------
U.S. CORPORATE OBLIGATIONS -- 33.7%
ASSET BACKED AND MORTGAGE BACKED -- 0.4%
$ 1,020,000  Nomura Assets Securities Corp., REMIC
             7.120%, 04/13/36........................  $       1,004,601
                                                       -----------------
CORPORATE BONDS & NOTES -- 32.8%
    144,000  AES Corp. (The)
             9.500%, 06/01/09........................            141,840
    183,000  AirGate PCS, Inc., Step Up
             13.500%, 10/01/09.......................            105,682
    239,000  Allied Waste North America
             10.000%, 08/01/09.......................            200,760
  2,000,000  Associates Corporation of North America
             8.150%, 08/01/09........................          1,990,900
  2,400,000  Bellsouth Telecommunication Corp.
             7.000%, 10/01/25........................          2,156,424
  4,726,588  Blackrock Capital Financial
             7.220%, 11/25/28........................          4,659,494
    170,000  Blount, Inc. 144A
             13.000%, 08/01/09.......................            174,250
    390,000  Burlington North Santa Fe
             6.375%, 12/15/05........................            366,350
     66,000  Calpine Corp.
             7.750%, 04/15/09........................             62,535
     53,000  Century Communications
             8.875%, 01/15/07........................             48,362
    195,000  Charter Communications
             8.625%, 04/01/09........................            172,331
  1,000,000  CIT Group Holdings
             8.375%, 11/01/01........................          1,012,090
     89,000  Classic Cable, Inc.
             10.500%, 03/01/10.......................             82,547
    114,000  CMS Energy Corp.
             7.500%, 01/15/09........................            102,131
  1,350,000  Commonwealth Edison Co.
             8.375%, 02/15/23........................          1,326,064

Principal
 Amount                                                      Value
------------------------------------------------------------------------
$   500,000  Commonwealth Edison Co.
             8.625%, 02/01/22........................  $         503,515
    760,000  CSX Corp.
             7.450%, 05/01/07........................            730,368
  2,380,000  Dow Chemical Co. (The)
             7.375%, 11/01/29........................          2,320,867
    760,000  Dresdner Funding Trust I 144A
             8.151%, 06/30/31........................            663,776
    178,000  Echostar DBS Corp.
             9.375%, 02/01/09........................            171,770
 18,500,000  Financing Corp. Series D-P
             0.000%, 08/03/18 (a)....................          5,420,500
     87,000  Focal Communications Corp., 144A
             11.875%, 01/15/10.......................             87,870
  2,500,000  Ford Motor Co.
             7.700%, 05/15/69........................          2,323,075
  2,000,000  Ford Motor Credit Corp.
             5.750%, 01/25/01........................          1,982,440
    350,000  General Motors Acceptance Corp.
             9.625%, 12/15/01........................            359,912
  4,700,000  General Motors Acceptance Corp. - Units
             0.000%, 06/15/15 (a)....................          1,410,000
    329,097  GG1B Funding Corp.
             7.430%, 01/15/11........................            312,919
  2,400,000  GTE Corp.
             6.940%, 04/15/28........................          2,124,336
  1,090,000  Hercules, Inc., 144A
             9.225%, 12/29/00........................          1,089,499
     23,000  HMH Properties, Inc., Series C
             8.450%, 12/01/08........................             21,419
    122,000  Horseshoe Gaming LLC, 144A
             8.625%, 05/15/09........................            115,595

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
American Odyssey Funds, Inc. / Long-Term Bond Fund / June 30, 2000 (Unaudited) (continued)


Principal
 Amount                                                       Value
------------------------------------------------------------------------
$   615,000  Huntsman ICI Chemicals 144A
             0.000%, 12/31/09 (a)....................  $         206,025
  2,000,000  International Paper Co.
             7.000%, 06/01/01........................          1,986,340
  2,000,000  JP Morgan Co., Variable Rate
             6.902%, 02/15/12........................          1,755,160
  1,500,000  JPM Capital Trust I
             7.540%, 01/15/27........................          1,286,535
    360,000  Lear Corp.
             7.960%, 05/15/05........................            338,722
  1,000,000  Lear Corp.
             8.110%, 05/15/09........................            912,205
    280,000  Level 3 Communications, Inc.
             9.125%, 05/01/08........................            251,300
  2,000,000  Lockheed Martin Corp.
             6.850%, 05/15/01........................          1,990,080
    930,000  Lockheed Martin Corp.
             8.500%, 12/01/29........................            949,562
    600,000  Loews Corp.
             7.625%, 06/01/23........................            530,850
     50,000  Lyondell Chemical Co.
             9.875%, 05/01/07........................             49,500
  2,400,000  MCI WorldCom, Inc.
             6.950%, 08/15/28........................          2,114,160
    169,000  McLeod USA, Inc.
             8.125%, 02/15/09........................            152,100
    700,000  NBD Bank N.A.
             8.250%, 11/01/24........................            733,817
    600,000  News America Holdings
             8.250%, 10/17/46........................            547,746
    400,000  News America, Inc.
             6.750%, 01/09/38........................            366,376
  2,020,000  News America, Inc., 144A
             7.625%, 11/30/28........................          1,822,868
  2,000,000  Niagara Mohawk Power Corp.
             7.750%, 05/15/06........................          1,994,060

Principal
 Amount                                                      Value
------------------------------------------------------------------------
$   900,000  Niagara Mohawk Power Series G
             7.750%, 10/01/08........................  $         878,690
    900,000  Niagara Mohawk Power Series H, Step Up
             8.500%, 07/01/10........................            686,556
  2,700,000  Norfolk Southern Corp.
             7.800%, 05/15/27........................          2,579,553
    140,000  Nortek, Inc. Series B
             8.875%, 08/01/08........................            127,400
     90,000  NTL Communications Corp. Series B, Step
             Up
             12.375%, 10/01/08.......................             58,950
    184,000  Orion Power Holdings, Inc.
             12.000%, 05/01/10.......................            191,360
    100,000  P & L Coal Holdings Corp. Series B
             9.625%, 05/15/08........................             93,250
    115,000  Park Place Entertainment
             9.375%, 02/15/07........................            115,575
    970,000  Pepsi Bottling Group, Inc. Series B
             7.000%, 03/01/29........................            872,782
    740,000  Philip Morris Co., Inc., 144A
             7.000%, 07/15/05........................            697,102
    105,000  Pioneer Natural Resource
             9.625%, 04/01/10........................            108,150
     70,000  PSINet, Inc.
             11.000%, 08/01/09.......................             65,100
    127,000  PSINet, Inc. 144A
             10.500%, 12/01/06.......................            117,475
    690,000  Raytheon Co.
             6.750%, 08/15/07........................            648,276
    375,000  Republic of New York Corp.
             7.200%, 07/15/47........................            310,275
  1,740,000  RJ Reynolds Tobacco Holding, Inc. Series
             B
             7.750%, 05/15/06........................          1,550,079

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
American Odyssey Funds, Inc. / Long-Term Bond Fund / June 30, 2000 (Unaudited) (continued)


Principal
 Amount                                                       Value
------------------------------------------------------------------------
$ 1,170,000  RJ Reynolds Tobacco Holding, Inc.\
             Series B
             7.875%, 05/15/09........................  $       1,008,985
  2,000,000  RJR Nabisco, Inc.
             6.850%, 06/15/05........................          1,866,120
  2,000,000  Rohm + Hass Co.
             7.850%, 07/15/29........................          2,022,440
    158,000  Safety-Kleen Corp.
             9.250%, 05/15/09........................              4,542
  4,260,000  Seagram (Joseph) & Sons, Inc.
             7.600%, 12/15/28........................          4,068,641
  2,000,000  Southern California Edison
             6.500%, 06/01/01........................          1,984,060
  2,400,000  TCI Communications, Inc.
             7.875%, 02/15/26........................          2,341,224
    950,000  TCI Communications, Inc.
             8.750%, 08/01/15........................          1,015,797
  1,860,000  TCI Communications, Inc.
             9.650%, 03/31/27........................          2,054,928
    800,000  Telecommunications, Inc.
             7.875%, 08/01/13........................            793,808
 18,000,000  Tennessee Valley Authority
             0.000%, 12/15/17 (a)....................          5,264,856
    930,000  Tennessee Valley Authority
             7.125%, 05/01/30........................            930,288
     50,000  Terex Corp. Series D
             8.875%, 04/01/08........................             45,250
  2,000,000  Time Warner Entertainment
             8.375%, 03/15/23........................          2,024,660
    160,000  United Pan-Europe Communications NV
             0.000%, 02/01/10 (a)....................             76,000
  1,980,000  USA Waste
             7.000%, 07/15/28........................          1,534,041
    150,000  Voicestream Wireless Corp.
             10.375%, 11/15/09.......................            156,000
    850,000  Waste Management, Inc.
             7.375%, 05/15/29........................            689,367

Principal
 Amount                                                       Value
------------------------------------------------------------------------
$   135,000  Williams Communications Group, Inc.
             10.875%, 10/01/09.......................  $         132,300
     78,000  Winstar Communications, Inc., 144A
             12.750%, 04/15/10.......................             73,125
    109,000  Worldwide Flight Service
             12.250%, 08/15/07.......................             75,755
                                                       -----------------
                                                              87,489,787
                                                       -----------------
MUNICIPAL OBLIGATIONS -- 0.5%
  2,880,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/30 (a)....................            271,498
  3,150,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/27 (a)....................            377,370
  3,400,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/28 (a)....................            376,346
  2,880,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/29 (a)....................            294,278
                                                       -----------------
                                                               1,319,492
                                                       -----------------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $94,649,519).................................         89,813,880
                                                       -----------------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS -- 54.4%
U.S. GOVERNMENT AGENCY MORTGAGE
BACKED OBLIGATIONS -- 33.4%
    560,000  Federal Home Loan Mortgage Corp.
             5.750%, 04/15/08........................            514,250
 15,600,973  Federal Home Loan Mortgage Corp.
             6.500%, 09/01/27........................         14,729,970
  9,394,528  Federal Home Loan Mortgage Corp.
             6.500%, 05/01/29........................          8,878,768
  7,101,702  Federal Home Loan Mortgage Corp.
             7.000%, 01/01/28........................          6,863,440

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
American Odyssey Funds, Inc. / Long-Term Bond Fund / June 30, 2000 (Unaudited) (continued)


Principal
 Amount                                                       Value
------------------------------------------------------------------------
$ 4,447,608  Federal Home Loan Mortgage Corp.
             7.000%, 04/01/29........................  $       4,299,250
  3,173,000  Federal National Mortgage Association
             5.125%, 02/13/04........................          2,978,146
    240,000  Federal National Mortgage Association
             5.750%, 02/15/08........................            220,838
    230,000  Federal National Mortgage Association
             6.000%, 05/15/08........................            214,491
    844,943  Federal National Mortgage Association
             6.000%, 10/01/27........................            778,750
  9,133,425  Federal National Mortgage Association
             6.500%, 03/01/28........................          8,613,085
  9,535,051  Federal National Mortgage Association
             6.500%, 05/01/29........................          8,999,658
  6,086,125  Federal National Mortgage Association
             7.000%, 03/01/28........................          5,881,935
    794,482  Federal National Mortgage Association
             7.000%, 04/01/28........................            767,827
    870,000  Federal National Mortgage Association
             7.125%, 02/15/05........................            873,532
    700,000  Federal National Mortgage Association
             7.250%, 01/15/10........................            707,049
    328,304  Federal National Mortgage Association
             8.500%, 12/01/26........................            334,630
    824,094  Federal National Mortgage Association
             8.500%, 07/01/27........................            839,975

Principal
 Amount                                                       Value
------------------------------------------------------------------------
$   980,000  Federal National Mortgage Association,
             TBA
             6.500%, 07/01/30........................  $         923,954
  3,100,000  Federal National Mortgage Association,
             TBA
             7.000%, 07/01/30........................          2,992,957
     15,932  Government National Mortgage Association
             6.500%, 08/15/28........................             15,128
    678,127  Government National Mortgage Association
             6.500%, 09/15/28........................            643,916
     39,088  Government National Mortgage Association
             7.000%, 01/15/23........................             38,149
  4,363,452  Government National Mortgage Association
             7.000%, 04/15/23........................          4,258,599
     46,168  Government National Mortgage Association
             7.000%, 05/15/23........................             45,059
    515,689  Government National Mortgage Association
             7.000%, 07/15/23........................            503,297
    614,005  Government National Mortgage Association
             7.000%, 08/15/23........................            599,250
    561,629  Government National Mortgage Association
             7.000%, 07/15/28........................            546,206
    338,968  Government National Mortgage Association
             7.500%, 10/15/22........................            337,920
    102,505  Government National Mortgage Association
             7.500%, 01/15/23........................            102,125
    680,756  Government National Mortgage Association
             7.500%, 04/15/23........................            678,230

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
American Odyssey Funds, Inc. / Long-Term Bond Fund / June 30, 2000 (Unaudited) (continued)


Principal
 Amount                                                       Value
------------------------------------------------------------------------
$    44,154  Government National Mortgage Association
             7.500%, 05/15/23........................  $          43,990
    427,580  Government National Mortgage Association
             7.500%, 06/15/23........................            425,993
    184,172  Government National Mortgage Association
             7.500%, 07/15/23........................            183,489
    663,110  Government National Mortgage Association
             7.500%, 08/15/23........................            660,649
    704,583  Government National Mortgage Association
             7.500%, 10/15/23........................            701,969
     81,373  Government National Mortgage Association
             7.500%, 11/15/23........................             81,071
    632,642  Government National Mortgage Association
             7.500%, 12/15/27........................            615,466
  1,266,647  Government National Mortgage Association
             7.500%, 07/15/28........................          1,259,579
     67,289  Government National Mortgage Association
             7.500%, 10/15/28........................             66,850
  1,121,075  Government National Mortgage Association
             7.500%, 03/15/29........................          1,114,113
    193,186  Government National Mortgage Association
             9.500%, 09/15/30........................            201,995
    900,000  Government National Mortgage
             Association, TBA
             6.500%, 07/01/30........................            854,154
  2,000,000  Government National Mortgage
             Association, TBA
             7.000%, 07/01/30........................          1,944,060

Principal
 Amount                                                       Value
------------------------------------------------------------------------
$ 2,500,000  Government National Mortgage
             Association, TBA
             7.500%, 07/01/30........................  $       2,482,025
                                                       -----------------
                                                              88,815,787
                                                       -----------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 4.9%
  3,000,000  Federal Home Loan Mortgage Corp.
             6.783%, 08/18/05........................          2,960,610
 20,000,000  Resolution Funding Corp., TIGR Coupon
             Strip
             0.000%, 01/15/11 (b)(a).................         10,076,800
                                                       -----------------
                                                              13,037,410
                                                       -----------------
U.S. TREASURY BONDS -- 1.4%
  1,560,000
             6.125%, 08/15/29........................          1,575,600
    140,000
             6.250%, 05/15/30........................            146,891
  1,730,000
             8.000%, 11/15/21........................          2,088,435
                                                       -----------------
                                                               3,810,926
                                                       -----------------
U.S. TREASURY NOTES -- 14.7%
  8,615,198
             3.625%, 01/15/08 ++.....................          8,349,803
 13,431,984
             3.625%, 04/15/28 ++(b)..................         12,791,649
  3,363,107
             3.875%, 04/15/29 ++.....................          5,336,972
  2,050,000
             4.750%, 11/15/08........................          1,862,298
 10,000,000
             5.250%, 11/15/28........................          8,854,700
  1,950,000
             6.500%, 02/15/10........................          2,016,729
                                                       -----------------
                                                              39,212,151
                                                       -----------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $148,903,451)................................        144,876,274
                                                       -----------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
American Odyssey Funds, Inc. / Long-Term Bond Fund / June 30, 2000 (Unaudited) (continued)


  Shares                                                     Value
------------------------------------------------------------------------
PREFERRED STOCKS -- 0.1%
      5,000  News Corp., Ltd.........................  $         300,670
                                                       -----------------
TOTAL PREFERRED STOCKS
  (Cost $325,200)....................................            300,670
                                                       -----------------
WARRANTS -- 0.0%
        109  Worldwide Flight........................                 54
                                                       -----------------
TOTAL WARRANTS
  (Cost $0)..........................................                 54
                                                       -----------------

Principal
 Amount
---------
PURCHASED OPTIONS -- 0.0%
    142,500  Euro, Expires 9/18/00, Strike 92.75
             0.000%,.................................             46,313
                                                       -----------------
TOTAL PURCHASED OPTIONS
  (Cost $55,860).....................................             46,313
                                                       -----------------

SHORT-TERM INVESTMENTS -- 1.5%
CASH EQUIVALENTS -- 1.2%
$   206,395  Credit Agricole Indosuez
             6.719%, 07/05/00 (c)....................            206,395
    445,974  Fleet National Bank
             7.125%, 10/31/00 (c)....................            445,974
    619,184  Janus Money Market (c)..................            619,184
  1,040,229  Merrimac Cash Fund Premium Class (c)....          1,040,229
    825,578  Royal Bank of Canada
             6.813%, 07/03/00 (c)....................            825,578
                                                       -----------------
                                                               3,137,360
                                                       -----------------

Principal
 Amount                                                       Value
------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.3%
$   900,000  Federal Home Loan Mortgage Corp.
             6.610%, 11/09/00 (d)....................  $         878,352
                                                       -----------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $4,015,712)..................................          4,015,712
                                                       -----------------
TOTAL INVESTMENTS -- 101.8%
  (Cost $280,582,886)................................        271,289,239
Other assets in excess of
liabilities -- (1.8)%................................         (4,910,226)
                                                       -----------------
TOTAL NET ASSETS -- 100.0%...........................  $     266,379,013
                                                       =================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

144A -- Securities restricted for resale to Qualified Institutional Buyers FLIRB -- Front Loaded Interest Reduction Bond
PDI -- Past Due Interest
REMIC -- Real Estate Mortgage Investment Conduit

Step Up -- Security is a "step up" bond where the coupon increases or steps up at a predetermined rate. Rates shown are current coupon and next coupon rate when security steps up.
TBA -- Delayed Delivery Transaction (Note 9)
TIGR -- Treasury Income Growth Receipts (a stripped U.S. Bond)
Variable Rate -- The rates shown on variable rate securities reflect the currency interest rate at June 30, 2000, which are subject to change based on the terms of the security, including varying reset dates.
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.
(a) Security is a zero coupon bond.
(b) All or a portion of these securities have been segregated to cover delayed delivery transactions.
(c) Represents investments of security lending collateral (Note 2).
(d) Security has been pledged to cover collateral requirements for open futures. ++ Inflation Indexed

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / June 30, 2000 (Unaudited)


Principal
 Amount                                                       Value
------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 3.7%
CORPORATE DEBT -- 3.7%
$5,000,000  Telecom Corporation of New Zealand,
            Ltd., 144A
            6.250%, 02/10/03........................  $       4,876,350
                                                      -----------------
TOTAL FOREIGN OBLIGATIONS
  (Cost $5,002,970).................................          4,876,350
                                                      -----------------
U.S. CORPORATE OBLIGATIONS -- 81.5%
CORPORATE BONDS & NOTES -- 81.5%
 5,800,000  Bank of America
            7.800%, 02/15/10........................          5,770,304
 5,420,000  CarrAmerica Realty Corp.
            6.625%, 10/01/00........................          5,399,838
 3,000,000  Clear Channel Communications, Inc.
            7.875%, 06/15/05........................          3,008,610
 1,450,000  CMS Energy Corp.
            7.625%, 11/15/04........................          1,370,105
 3,200,000  CMS Energy Corp. Series B
            6.750%, 01/15/04........................          2,964,771
 1,000,000  Columbia/HCA Healthcare Corp.
            6.630%, 07/15/45........................            952,210
 3,000,000  Columbia/HCA Healthcare Corp.
            6.870%, 09/15/03........................          2,775,000
 5,700,000  Comdisco, Inc., Series MTNH
            7.250%, 09/20/01........................          5,596,642
 1,400,000  Dayton Hudson Co.
            6.800%, 10/01/01........................          1,392,622
 5,800,000  Deutsche Telekom
            8.000%, 06/15/10........................          5,783,586
 5,700,000  Federated Department Stores
            8.500%, 06/01/10........................          5,807,616
 6,000,000  Finova Capital Corp.
            6.250%, 11/01/02........................          5,249,940

Principal
 Amount                                                       Value
------------------------------------------------------------------------
$5,000,000  Franchise Finance Corp. of America -
            REIT
            7.000%, 11/30/00........................  $       4,982,850
 1,800,000  Household Finance Corp.
            8.000%, 05/09/05........................          1,815,246
 4,300,000  International Paper Co.
            8.125%, 07/08/05........................          4,329,283
 1,200,000  MBNA Corp.
            6.000%, 12/26/00........................          1,190,736
 3,000,000  Nationwide Health Properties
            6.900%, 10/01/37........................          2,646,150
 6,000,000  NorAm Energy Corp.
            7.500%, 08/01/00........................          6,000,900
 5,400,000  Norfolk Southern Corp.
            6.875%, 05/01/01........................          5,363,226
 4,600,000  Orix Credit Alliance, Inc. MTN, 144A
            6.780%, 05/15/01........................          4,560,426
 5,800,000  Osprey Trust, 144A
            8.310%, 01/15/03........................          5,822,034
 5,700,000  Park Place Entertainment Corp.
            7.950%, 08/01/03........................          5,625,187
 5,800,000  PP & L Capital Funding
            7.750%, 04/15/05........................          5,716,190
 5,000,000  RJR Nabisco, Inc.
            6.700%, 06/15/02........................          4,848,200
 3,200,000  Saks, Inc.
            7.250%, 12/01/04........................          2,877,530
 1,700,000  Saks, Inc.
            7.500%, 12/01/10........................          1,392,428
 5,800,000  Utilicorp United, Inc.
            6.875%, 10/01/04........................          5,537,892
                                                      -----------------
                                                            108,779,522
                                                      -----------------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $111,506,336)...............................        108,779,522
                                                      -----------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / June 30, 2000 (Unaudited) (continued)


Principal
 Amount                                                       Value
------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS -- 7.2%
U.S. TREASURY BONDS -- 4.0%
$4,000,000
            12.000%, 08/15/13.......................  $       5,400,000
                                                      -----------------
U.S. TREASURY NOTES -- 3.2%
 4,240,640
            3.678%, 07/15/02 ++.....................          4,211,464
                                                      -----------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $9,601,424).................................          9,611,464
                                                      -----------------
SHORT-TERM INVESTMENTS -- 5.8%
COMMERCIAL PAPER -- 5.8%
 2,700,000  American Express Credit Corp.
            5.400%, 07/06/00 (a)....................          2,697,469
 5,100,000  UBS Finance Delaware, Inc.
            5.760%, 07/05/00 (a)....................          5,095,999
                                                      -----------------
                                                              7,793,468
                                                      -----------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $7,793,468).................................          7,793,468
                                                      -----------------
TOTAL INVESTMENTS -- 98.2%
  (Cost $133,904,198)...............................        131,060,804
Other assets in excess of liabilities -- 1.8%.......          2,388,820
                                                      -----------------
TOTAL NET ASSETS -- 100.0%..........................  $     133,449,624
                                                      =================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

144A Securities restricted for resale to Qualified Institutional Buyers REIT Real Estate Investment Trust
++   Inflation Indexed
(a)   Rate noted reflects yield to maturity at issue.

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
American Odyssey Funds, Inc. / June 30, 2000 (Unaudited)

NOTE 1. Organization
American Odyssey Funds, Inc., (the "Company"), was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of six separate funds (each a "Fund", collectively the "Funds"): Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund. Shares of the Funds are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, including Section 403(b) arrangements, as permitted by Treasury regulations; and insurance companies and their affiliates.

NOTE 2. Significant Accounting Policies
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a) Securities Valuation
Securities traded on a national exchange and those traded on over-the-counter markets are valued at the last sales price; if there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair market value, at which time the security will be valued at its fair value as determined in good faith by the Board of Directors.

Futures contracts and options are valued based upon their quoted daily settlement prices.

b) Off Balance Sheet Risk
The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values and for investment purposes. The primary risks associated with the use of these financial instruments are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, (b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amount recognized in the Statement of Assets and Liabilities.

c) Futures Contracts
Initial margin deposits made upon entering into futures contracts, if applicable, are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Changes in unrealized gains or losses are recorded as a variation margin and settled daily with the broker through cash receipts or cash payments, respectively. Gains and losses are realized upon the expiration or closing of the futures contract.

d) Options
The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss for the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund is obligated to purchase.

e) Forward Foreign Currency Contracts
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. The Global High-Yield Bond Fund may enter into forward foreign currency contracts for investment purposes as well. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unanticipated movements in currency values.

f) Repurchase Agreements
The Funds may enter into repurchase agreements with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with a custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

g) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of currency gains and losses resulting from changes in foreign exchange rates on investments denominated in foreign currencies from the fluctuations arising from changes in market prices of these investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign short-term securities and foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference in the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, from the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities denominated in foreign currencies other than investments in securities at fiscal year end, resulting from changes in the exchange rate and changes in the value of forward foreign currency exchange contracts held.

h) Taxes
It is the Company's policy to comply with the provisions of the Internal Revenue Code Subchapter M applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains of each Fund. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

i) Distributions
Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to timing differences, primarily the deferral of losses due to wash sales and the deferral of net realized capital losses recognized subsequent to October 31, 1999. Distributions which were the result of permanent differences between book and tax amounts, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified among additional paid-in capital, undistributed net investment income and accumulated net realized gain on investments, futures contracts, option contracts and foreign currency transactions.

j) Securities Transactions
Securities transactions are accounted for on the trade date. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily as earned.

k) Security Lending
The Funds may lend their securities to qualified brokers. The Company closely monitors the credit quality of the qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds receive compensation for lending their securities (see Note 10).

NOTE 3. Management, Subadvisory, and Transfer Agency Agreements and Transactions with Affiliates
The Company has entered into a management agreement with American Odyssey Funds Management LLC (AOFM), pursuant to which AOFM manages the investment operations of the Company and administers the Company's affairs. AOFM has entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. AOFM supervises the subadvisors' performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. AOFM pays for the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses. Each Fund pays AOFM a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average net assets. Each Fund pays its respective subadvisor(s) directly.

AOFM's management fees for the period January 1, 2000 to June 30, 2000 were $2,160,067. During the period January 1, 2000 to June 30, 2000, the Funds also paid $2,860,527 to the Subadvisors.

Each Fund pays its subadvisor (or, for any Fund with more than one subadvisor, each of its subadvisors) a fee that is computed daily and paid monthly at the annual rates specified below based upon the value of the Fund's average daily net assets allocated to that subadvisor.


FUND & SUBADVISOR                                                      SUBADVISOR'S FEE
--------------------------------------------------   ----------------------------------------------------
Global High-Yield Bond Fund
-Credit Suisse Asset Management LLC                  -   0.425% of assets

International Equity Fund
-Bank of Ireland Asset Management (U.S.) Limited     -   0.45% for first $50 million in assets, plus
                                                     -   0.40% for next $50 million in assets, plus
                                                     -   0.30% for assets over $100 million

Emerging Opportunities Fund
-Chartwell Investment Partners                       -   0.70% for the first $50 million in assets, plus
                                                     -   0.50% for the next $50 million in assets, plus
                                                     -   0.45% for assets over $100 million

-SG Cowen Asset Management Inc.                      -   0.50% for the first $50 million in assets, plus
                                                     -   0.45% for the next $50 million in assets, plus
                                                     -   0.40% for assets over $100 million

-State Street Global Advisors                        -   0.08% for the first $50 million in assets, plus
                                                     -   0.06% for the next $50 million in assets, plus
                                                     -   0.04% for assets over $100 million

Core Equity Fund
-Equinox Capital Management, LLC                     -   0.35% for first $100 million in assets, plus
                                                     -   0.30% for assets over $100 million

-Putnam Investment Management Inc.                   -   0.45% of assets

-State Street Global Advisors                        -   0.05% for the first $50 million in assets, plus
                                                     -   0.04% for the next $50 million in assets, plus
                                                     -   0.02% for assets over $100 million

Long-Term Bond Fund                                  -   0.25% for the first $250 million in assets, plus
-Western Asset Management Company                    -   0.15% for assets over $250 million

Intermediate-Term Bond Fund
-Travelers Asset Management International            -   0.25% for the first $100 million in assets, plus
 Company LLC                                         -   0.20% for the next $100 million in assets, plus
                                                     -   0.15% for assets over $200 million

The Company has entered into a transfer agency agreement with AOFM pursuant to which AOFM is responsible for shareholders' record keeping and communications. AOFM does not currently charge any additional fees for these services.

Travelers Asset Management International Company LLC, an affiliate of AOFM, serves as subadvisor for the Intermediate-Term Bond Fund. State Street Global Advisors, an affiliate of AOFM, serves as subadvisor of both the Core Equity Fund and the Emerging Opportunities Fund.

NOTE 4. Directed Brokerage Arrangements
The International Equity Fund, Emerging Opportunities Fund and Core Equity Fund have entered into directed brokerage service arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker-dealers. In no event would the Fund pay additional brokerage or receive inferior execution of transactions for executing transactions with these certain broker dealers.

Under these arrangements for the period ended June 30, 2000, broker-dealers paid custodian expenses for the International Equity Fund, Emerging Opportunities Fund and the Core Equity Fund of $21,849, $45,963 and $72,717, respectively.

NOTE 5. Securities Transactions
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the period ended June 30, 2000 were:


                               Global                        Emerging                                    Intermediate-
                             High-Yield    International   Opportunities   Core Equity     Long-Term         Term
                             Bond Fund      Equity Fund        Fund            Fund        Bond Fund       Bond Fund
                            ------------   -------------   -------------   ------------   ------------   -------------
Purchases:
  U.S. Government........   $    188,816   $         --    $         --    $         --   $140,116,826   $ 24,474,187
  Non-U.S. Government....     27,309,554     46,499,787     384,823,662      88,980,119     39,477,024     39,391,969
                            ------------   ------------    ------------    ------------   ------------   ------------
  Total..................   $ 27,498,370   $ 46,499,787    $384,823,662    $ 88,980,119   $179,593,850   $ 63,866,156
                            ============   ============    ============    ============   ============   ============
Sales:
  U.S. Government........   $    121,353   $         --    $         --    $         --   $116,239,869   $ 43,486,722
  Non-U.S. Government....     27,403,974     65,256,857     410,617,907      93,418,140     27,342,968     21,276,987
                            ------------   ------------    ------------    ------------   ------------   ------------
  Total..................   $ 27,525,327   $ 65,256,857    $410,617,907    $ 93,418,140   $143,582,837   $ 64,763,709
                            ============   ============    ============    ============   ============   ============

At June 30, 2000, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:


                               Global                           Emerging                                         Intermediate-
                             High-Yield      International    Opportunities    Core Equity       Long-Term           Term
                             Bond Fund        Equity Fund         Fund             Fund          Bond Fund         Bond Fund
                            ------------     -------------    -------------    ------------     ------------     -------------
Federal Income Tax
  Cost...................   $ 98,490,760     $305,562,496     $367,213,167     $422,834,568     $280,582,886     $133,904,198
                            ============     ============     ============     ============     ============     ============
Gross Unrealized
  Appreciation...........   $  2,941,575     $ 95,241,412     $ 72,981,735     $ 46,835,962     $  2,001,599     $    239,271
                            ------------     ------------     ------------     ------------     ------------     ------------
Gross Unrealized
  Depreciation...........    (12,911,294)     (15,317,299)     (23,688,845)     (24,508,504)     (11,295,246)      (3,082,665)
                            ------------     ------------     ------------     ------------     ------------     ------------
Net Unrealized
  Appreciation
  (Depreciation).........   $ (9,969,719)    $ 79,924,113     $ 49,292,890     $ 22,327,458     $ (9,293,647)    $ (2,843,394)
                            ============     ============     ============     ============     ============     ============

NOTE 6. Futures Contracts
At June 30, 2000, the following Funds had entered into the following futures contracts:

Global High-Yield Bond Fund:


   Number                           Underlying           Expiration    Notional      Notional      Unrealized
of Contracts   Face Value           Securities              Date         Cost          Value      Appreciation
------------   -----------   -------------------------   ----------   -----------   -----------   ------------
    Long
  Position
     32        $ 3,200,000   U.S. Long-Term Treasury       9/30/00    $ 3,098,192   $ 3,115,000     $  16,808
                             Bond                                                                   =========


   Number                           Underlying           Expiration    Notional      Notional      Unrealized
of Contracts   Face Value           Securities              Date         Cost          Value      Depreciation
------------   -----------   -------------------------   ----------   -----------   -----------   ------------
    Short
  Position
     44        $ 4,400,000   5 Year U.S. Treasury Note     9/30/00    $ 4,320,673   $ 4,356,687     $ (36,014)
     21          2,100,000   10 Year U.S. Treasury         9/30/00      2,049,343     2,068,172       (18,829)
                             Note                                                                   ---------

                             Total:                                                                 $ (54,843)
                                                                                                    =========


Emerging Opportunities:


   Number                           Underlying           Expiration    Notional      Notional      Unrealized
of Contracts   Face Value           Securities              Date         Cost          Value      Depreciation
------------   -----------   -------------------------   ----------   -----------   -----------   ------------
    Long
  Position
     15        $     7,500   Midcap 400                    9/30/00    $ 3,766,424   $ 3,662,250     $(104,174)
     12              6,000   Russell 2000                  9/30/00      3,146,910     3,135,600       (11,310)
                                                                                                    ---------
                             Total:                                                                 $(115,484)
                                                                                                    =========


Core Equity Fund:


   Number                           Underlying           Expiration    Notional      Notional      Unrealized
of Contracts   Face Value           Securities              Date         Cost          Value      Appreciation
------------   -----------   -------------------------   ----------   -----------   -----------   ------------
    Long
  Position
     10        $     5,000   S & P Future                  9/30/00    $ 3,729,925   $ 3,670,250     $  59,675
                                                                                                    =========


Long Term Bond Fund:


                                                                                                    Unrealized
   Number                           Underlying           Expiration    Notional      Notional     Appreciation/
of Contracts   Face Value           Securities              Date         Cost          Value      (Depreciation)
------------   -----------   -------------------------   ----------   -----------   -----------   --------------
    Long
  Position
      5        $ 1,250,000   Euro Bond                     6/30/01    $ 1,155,775   $ 1,161,000     $   5,225
                             10 Year U.S. Treasury
     83          8,300,000   Note                          9/30/00      6,818,532     6,843,843        25,311
                             U.S. Long-Term Treasury
     42          4,200,000   Bond                          9/30/00      4,088,899     4,088,438          (461)
                                                                                                    ---------
                             Total:                                                                 $  30,075
                                                                                                    =========


   Number                           Underlying           Expiration    Notional      Notional      Unrealized
of Contracts   Face Value           Securities              Date         Cost          Value      Depreciation
------------   -----------   -------------------------   ----------   -----------   -----------   ------------
    Short
  Position
     83        $ 8,300,000   10 Year U.S. Treasury         9/30/00    $ 8,094,747   $ 8,174,203     $ (79,456)
                             Note
    120         12,000,000   5 Year U.S. Treasury Note     9/30/00     11,773,666    11,881,875      (108,209)
                                                                                                    ---------
                             Total:                                                                 $(187,665)
                                                                                                    =========

At June 30, 2000, the Funds had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

NOTE 7. Written Options
The Long-Term Bond Fund's activity in written options during the period ended June 30, 2000 was as follows:


                                                     Number of
                                                      Options      Premiums
                                                     ---------    ----------
Options Outstanding at December 31, 1999..........         172     $ 158,007
  Options Written.................................       1,514       914,363
  Options Canceled in Closing Transactions........        (839)     (570,663)
  Options Expired.................................        (611)     (335,012)
  Options Exercised...............................          --            --
                                                       -------     ---------
Options Outstanding at June 30, 2000..............         236     $ 166,695
                                                       =======     =========
Cost of closing transactions......................                 $ 494,594
                                                                   =========


NOTE 8. Forward Foreign Currency Contracts
The International Equity Fund and the Global High-Yield Bond Fund had forward foreign currency contracts which contractually obligate the Funds to deliver or receive currencies at specified future dates. The following contracts were open at June 30, 2000:

Global High-Yield Bond Fund:


                               Local        Foreign
                             Principal      Contract      Settlement      Current        Unrealized
Sales                         Amount      U.S. $ Value       Date       U.S. $ Value    Appreciation
-------------------------    ---------    ------------    ----------    ------------    ------------
Euro Dollar..............     766,906       $740,663        9/22/00       $735,747         $4,916
                             ========       ========                      ========         ======


International Equity Fund:


                                 Local         Foreign                                       Unrealized
                               Principal       Contract      Settlement      Current       Appreciation/
Buys                            Amount       U.S. $ Value       Date       U.S. $ Value    (Depreciation)
-------------------------     -----------    ------------    ----------    ------------    --------------
British Pound Sterling...         188,701    $   282,995       7/3/00      $    285,694       $  2,699
British Pound Sterling...         120,804        181,122       7/5/00           182,897          1,775
British Pound Sterling...         122,476        186,187       7/6/00           185,428           (759)
Japanese Yen.............     220,485,442      2,103,299       7/3/00         2,083,937        (19,362)
Japanese Yen.............      19,512,017        185,923       7/5/00           184,419         (1,504)
                              -----------    -----------                   ------------       --------
Total Buys...............     240,429,440    $ 2,939,526                   $  2,922,375       $(17,151)
                              ===========    ===========                   ============       ========

                                Local         Foreign                                     Unrealized
                              Principal       Contract     Settlement      Current      Appreciation/
Sales                          Amount       U.S. $ Value      Date       U.S. $ Value   (Depreciation)
-------------------------   -------------   ------------   -----------   ------------   --------------
Japanese Yen.............     200,115,000   $  1,891,446      7/3/00     $  1,891,404      $     42
Japanese Yen.............     318,253,000      3,076,395     7/18/00        3,007,875        68,520
Japanese Yen.............     179,833,000      1,712,695     7/28/00        1,699,593        13,102
Japanese Yen.............     166,797,000      1,561,161      8/9/00        1,579,268       (18,107)
Japanese Yen.............     304,747,000      2,890,789     8/21/00        2,891,758          (969)
Japanese Yen.............     260,897,000      2,466,178     8/30/00        2,479,758       (13,580)
Japanese Yen.............     188,439,000      1,819,436      9/5/00        1,793,041        26,395
                            -------------   ------------                 ------------      --------
Total Sales..............   1,619,081,000   $ 15,418,100                 $ 15,342,697      $ 75,403
                            =============   ============                 ============      ========


NOTE 9. Delayed Delivery Transactions
The Long-Term Bond Fund may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

At June 30, 2000, the Fund has entered into the following delayed delivery transactions:


Type                   Security                  Settlement Date   Payable Amount
----      -----------------------------------    ---------------   --------------
Buy       Federal National Mortgage
          Association, TBA, 6.5%.............        7/17/00        $    917,831
Buy       Federal National Mortgage
          Association, TBA, 7%...............        7/17/00           2,972,125
Buy       Government National Mortgage
          Association, TBA, 6.5%.............        7/24/00           2,098,938
Buy       Government National Mortgage
          Association, TBA, 7%...............        7/24/00           1,957,500
Buy       Government National Mortgage
          Association, TBA, 7.5%.............        7/24/00           3,687,281
Buy       Government National Mortgage
          Association, 7.5%, 3/15/29.........        7/24/00           1,120,667
                                                                    ------------
                                                                    $ 12,754,342
                                                                    ============


NOTE 10. Securities Lending


                                      Market Value of                          Securities
                                     Loaned Securities   Collateral Value     Lending Fees*
                                     -----------------   ----------------     -------------
Global High-Yield Bond Fund........     $ 1,095,345        $ 1,139,500           $   478
International Equity Fund..........      24,934,050         26,182,895            10,751
Emerging Opportunities Fund........      35,168,932         36,401,841            11,757
Core Equity Fund...................       8,650,662          9,142,232               424
Long-Term Bond Fund................       3,037,666          3,137,360               630


* Net of broker fees

Securities lending fees are included in interest income in the Statements of Operations.

NOTE 11. Federal Income Taxes
For federal income tax purposes, the Funds indicated below have a capital loss carryforward as of December 31, 1999 which is available to offset future capital gains, if any.


                                      Capital Loss      Expiration
                                      Carryforward         Date
                                      ------------      ----------
Global High-Yield Bond                 $   85,972       12/31/2002
                                          148,584       12/31/2005
                                        4,479,269       12/31/2006
                                          578,667       12/31/2007
                                       ----------
                                       $5,292,492
                                       ==========
Long-Term Bond Fund                    $7,552,317       12/31/2007
                                       ==========
Intermediate-Term Bond Fund            $3,042,240       12/31/2007
                                       ==========


The International Equity Fund and the Core Equity Fund elected to defer to their fiscal year ending December 31, 2000, $123,961 and $3,205,015, respectively, of losses recognized during the period November 1, 1999 to December 31, 1999.

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